                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                    REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08879
--------------------------------------------------------------------------------

                           SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               James M.A. Anderson
                           Sun Capital Advisers Trust
                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02481
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (781) 237-6030
--------------------------------------------------------------------------------

                   Date of fiscal year end: December 31, 2004
--------------------------------------------------------------------------------

                     Date of reporting period: June 30, 2004
--------------------------------------------------------------------------------

Item 1.   Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST(SM)
SEMI-ANNUAL REPORT JUNE 30, 2004

SUN CAPITAL(SM) ALL CAP FUND
SUN CAPITAL INVESTMENT GRADE BOND FUND(R)
SUN CAPITAL MONEY MARKET FUND(R)
SUN CAPITAL REAL ESTATE FUND(R)
SC(SM) ALGER GROWTH FUND
SC(SM) ALGER INCOME & GROWTH FUND
SC(SM) ALGER SMALL CAPITALIZATION FUND
SC(SM) DAVIS FINANCIAL FUND
SC(SM) DAVIS VENTURE VALUE FUND
SC(SM) NEUBERGER BERMAN MID CAP GROWTH FUND
SC(SM) NEUBERGER BERMAN MID CAP VALUE FUND
SC(SM) VALUE EQUITY FUND
SC(SM) VALUE MANAGED FUND
SC(SM) VALUE MID CAP FUND
SC(SM) VALUE SMALL CAP FUND
SC(SM) BLUE CHIP MID CAP FUND
SC(SM) INVESTORS FOUNDATION FUND
SC(SM) SELECT EQUITY FUND

[SUN LIFE FINANCIAL(SM) LOGO]

SUN CAPITAL ADVISERS TRUST IS A MUTUAL FUND REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940. ITS INVESTMENT ADVISER IS SUN CAPITAL ADVISERS INC.(R), A MEMBER OF THE SUN LIFE FINANCIAL GROUP OF COMPANIES.

MANAGEMENT'S DISCUSSION & ANALYSIS

ALL CAP FUND

The Fund continued to be weighted towards economically sensitive stocks, a strategy that has been followed since the beginning of 2003. We have maintained a bias towards large and mid capitalization stocks, ending the 6 month period with a 47% weighting in large caps and 39% in mid caps. Our performance in 2004 for the most part was aided by investments in economically sensitive sectors such as industrials, materials, and energy.

The U.S. equity market continued to show positive performance in the second quarter of 2004 generating a positive return of 1.72% for the S&P 500 Index. Following a positive 1.69% return in the first quarter, the S&P 500 Index has returned 3.44% in 2004, and is up for 5 consecutive quarters. Overall demand for equities by investors has slowed since the beginning of the year, with May mutual fund inflows slowing to $564 million, down from $23 billion in April. While May was the 15th consecutive month of inflows, it was the slowest month since March 2003, and well below the $21.7 billion average for the first 5 months of 2004. The slowing trend in mutual fund inflows has been reflected in overall market strength, with the number of stocks in the S&P 500 trading above their 200 day moving average having dropped to 71% from 85% in the first quarter and 92% in Q4 2003.

Corporate earnings are expected to continue strong, with the earnings growth rate for the S&P 500 estimated to rise 19.6% in the second quarter, and 14.9% and 15.5% in the third and fourth quarters, respectively. Overall earnings for the S&P 500 hit a record annual pace of $482 billion in Q1, with the record pace expected to continue in Q2.

During the first six months of 2004 we continued to manage the portfolio to take advantage of the improvement in the overall US economy. Sector weightings increased during the period include Consumer Discretion, Consumer Staples, Industrials, Technology, and Materials. Sector weightings decreased in Financials, Healthcare, and Telecommunications. The Fund ended the quarter with overweights in Consumer Discretion, Energy, Industrials, and Materials, and underweights in Consumer Staples, Financials, and Technology. We continue to find undervalued and out-of-favor issues, adding such names as Exide Technologies, UNOVA, Phelps Dodge, Union Pacific, Marsh & McLennan, and Medimmune.

The outlook for equities in 2004 continues to be positive, as earnings are expected to continue to improve. In anticipation of further economic growth, interest rates are expected to move higher, although at a measured pace. At the end of Q2, the S&P 500 Index stood at 1140.84, having an earnings yield of 5.67% (on 2004 estimates), in contrast to the 10 year US treasury bond yield of 4.58%. With an earnings yield at a 109 basis points spread over the 10-year treasury, along with the prospect of higher earnings in 2004, stocks remain a better value than fixed income. On a P/E basis, the S&P 500 has dropped below 20 for the first time in 7 years. Risks to equity market performance that we see in the remainder of 2004 are continued turmoil in Iraq, uncertainty regarding the fall presidential election, and the risk of a stronger than expected economy in the fall, which would increase the risk of higher interest rates.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Comcast Corp. Class A                            2.7%
Annaly Mortgage Management, Inc.                 2.7%
EchoStar Communications Corp. Class A            2.6%
Baxter International, Inc.                       2.6%
GATX Corp.                                       2.5%
Calpine Corp.                                    2.3%
Rockwell Automation, Inc.                        2.2%
Clean Harbors, Inc.                              2.1%
UnumProvident Corp.                              2.1%
The Timken Co.                                   2.1%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Insurance                                        7.3%
Drugs                                            7.0%
Agriculture                                      4.8%
Cable TV Services                                4.4%
Manufacturing - Diversified                      4.0%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                ALL CAP FUND    S&P 500 INDEX
  5/1/2002        $ 10,000         $ 10,000
 6/30/2002        $  8,360         $  9,227
 9/30/2002        $  6,440         $  8,556
12/31/2002        $  7,557         $  8,270
 3/31/2003        $  6,976         $  8,010
 6/30/2003        $  9,582         $  9,242
 9/30/2003        $  9,925         $  9,487
12/31/2003        $ 11,554         $ 10,642
 3/31/2004        $ 12,432         $ 10,822
 6/30/2004        $ 12,957         $ 11,008

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND - SERVICE CLASS AND THE S&P 500 INDEX*

                     ALL CAP FUND    S&P 500 INDEX
Feb 1, 2004            $ 10,000        $ 10,000
Mar 31, 2004           $ 10,140        $  9,986
Jun 30, 2004           $ 10,552        $ 10,158

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                        LIFE OF
                                SIX MONTHS    ONE YEAR    TWO YEARS     FUND***
                                ----------    --------    ---------     -------
INITIAL CLASS SHARES
All Cap Fund                         12.14%       35.22%      24.49%      12.70%
S&P 500 Index                         3.44%       19.11%       9.28%       4.54%

SERVICE CLASS SHARES
All Cap Fund                                                               5.52%
S&P 500 Index                                                              1.58%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to June 30, 2004. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

For the six months ended June 30, 2004, the Investment Grade Bond Fund outperformed the Lehman Brothers Aggregate Bond Index (the "Index"). Positively affecting the Fund's outperformance has been an underweight in US Government securities, individual credit selection, strong mortgage-backed securities (MBS) performance and a duration shorter than the Index.

The last day of the second quarter of 2004 was perhaps the most important day of the first six months of 2004 as the Federal Reserve raised the Federal Funds rate by 25 basis points to 1.25% The increase, the first since May 2000, followed a series of reductions that took the overnight lending rate to its lowest level since the mid 1950s. The Fed has pledged to take a "measured" approach to further interest rate increases. It is expected that the Fed will, given a "relatively low" level of inflation, bring the overnight lending rate on which all interest rates are based, to 2% by year-end, and perhaps 3% by year-end 2005. Financial markets, in reaction to continued strong economic data as well as in anticipation of interest rate increases, drove U.S. Treasury rates higher during the six month period as the 5-year yield increased by almost 52 basis points to 3.77%, while the 10-year yield ended the quarter yielding 4.58%, 33 basis points higher than on December 31, 2003.

As a result of the rise in Treasury yields over the first six months of the year, half of the sectors of the Index produced slightly negative absolute returns. However, MBS (0.77%), asset-backed securities (ABS, 0.45%) and Agencies (0.01%) all generated slightly positive returns. The best performing sectors of the corporate bond market for the first six months of 2004 were: oil field services, packaging and paper. Worst performing sectors for the first two quarters of 2004 were airlines, pharmaceuticals and telecommunications-wireline. Credit quality continues to improve as witnessed by the credit downgrade to upgrade ratio as compiled by Moody's. Year to date through May, the ratio was reported as 1.29x, while for 2003 it was 4x, and 7.1x for 2002.

The Federal Reserve has been very clear in telegraphing their intentions as they relate to the movement of interest rates. Interest rates should increase gradually going forward. Rising inflation, an increasing level of shareholder friendly actions (M&A, dividends, share buyback) as well as mid-east turmoil remain concerns, as do the twin deficits, budget and trade.

Positive technicals such as reduced corporate bond issuance, coupled with solid fundamentals, such as improving credit quality and solid earnings should buttress any credit market weakness. The MBS market also remains attractive due to less issuance as well as drastically reduced prepayment levels. With the Federal Reserve now apparently on a path of raising interest rates, we will continue to remain underweight U.S. Government securities while maintaining a portfolio duration short that of the Index.

TOP TEN BOND ISSUERS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Federal National Mortgage Assn.                 22.1%
Federal Home Loan Mortgage                      17.1%
Government National Mortgage Assn.               5.8%
U.S. Treasury Bonds & Notes                      5.0%
Commercial Net Lease Realty                      2.3%
Continental Cablevision, Inc.                    1.8%
Northrop Grumman Corp.                           1.8%
Monongahela Power Co.                            1.7%
Time Warner Entertainment Co.                    1.7%
Great Lakes Power, Inc.                          1.7%

TOP FIVE BOND SECTORS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
U.S. Government Agency Obligations              49.9%
Electric Utilities                               8.4%
Broadcasting/Media                               5.2%
Commercial Mortgage Backed Securities            4.4%
Real Estate                                      4.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND - INITIAL CLASS AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                      INVESTMENT GRADE        LEHMAN BROTHERS
                          BOND FUND         AGGREGATE BOND INDEX
   12/7/98                 $ 10,000               $ 10,000
  12/31/98                 $ 10,004               $ 10,025
   3/31/99                 $ 10,045               $  9,975
   6/30/99                 $  9,956               $  9,888
   9/30/99                 $  9,963               $  9,955
  12/31/99                 $  9,948               $  9,943
 3/31/2000                 $ 10,120               $ 10,162
 6/30/2000                 $ 10,291               $ 10,338
 9/30/2000                 $ 10,591               $ 10,651
12/31/2000                 $ 10,929               $ 11,099
 3/31/2001                 $ 11,278               $ 11,435
 6/30/2001                 $ 11,351               $ 11,499
 9/30/2001                 $ 11,656               $ 12,031
12/31/2001                 $ 11,717               $ 12,037
 3/31/2002                 $ 11,730               $ 12,048
 6/30/2002                 $ 11,839               $ 12,493
 9/30/2002                 $ 12,124               $ 13,065
12/31/2002                 $ 12,329               $ 13,271
 3/31/2003                 $ 12,649               $ 13,456
 6/30/2003                 $ 13,244               $ 13,792
 9/30/2003                 $ 13,305               $ 13,772
12/31/2003                 $ 13,516               $ 13,815
 3/31/2004                 $ 13,919               $ 14,183
 6/30/2004                 $ 13,595               $ 13,836

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND - SERVICE CLASS AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                    INVESTMENT GRADE      LEHMAN BROTHERS
                        BOND FUND       AGGREGATE BOND INDEX
Feb 1, 2004              $ 10,000             $ 10,000
Mar 31, 2004             $ 10,177             $ 10,184
Jun 30, 2004             $ 9,944              $ 9,935

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                                 LIFE OF
                                           SIX MONTHS    ONE YEAR    THREE YEARS  FIVE YEARS     FUND***
                                           ----------    --------    -----------  ----------     -------
INITIAL CLASS SHARES
Investment Grade Bond Fund                      0.58%        2.64%          6.20%       6.43%       5.67%
Lehman Brothers Aggregate Bond Index            0.15%        0.32%          6.36%       6.95%       5.96%

SERVICE CLASS SHARES
Investment Grade Bond Fund                                                                         -0.56%
Lehman Brothers Aggregate Bond Index                                                               -0.65%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2004. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

MONEY MARKET FUND

For the six months ended June 30, 2004, the total return of the Money Market Fund was 0.21%, compared to 0.48% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At June 30, 2004, the Fund had net assets of $94.7 million compared to $113.0 million at year-end. The Fund had a seven-day yield of 0.56% and an average maturity of 40 days. The portfolio was 72% invested in highly rated commercial paper, 24% in Treasury and agency discount paper, and 4% in other liquid short-term investments.

During the first half of 2004 money market interest rates, as measured by the three-month Treasury bill, traded in a range between 0.86% and 1.38%. The yield on three-month Treasury bills began the year at 0.92%, declined to 0.86% in mid-January, rose to a high of 1.38% in late June before ending the second quarter at 1.26%. 90-day commercial paper yields traded in a range of 3 - 29 basis points over Treasury bills during the six months. On June 30th the Federal Reserve's monetary-policy committee (FOMC) unanimously voted to raise its target for the Federal Funds rate by 25 basis points to 1.25%. The action reversed the trend of 13 consecutive reductions which had brought the Federal Funds rate down from 6.5% to a 45-year low of 1%. This was the first rate hike since May of 2000. The committee also approved a 25 basis point hike in the discount rate to 2.25%. The FOMC continues to monitor the risks between growth and inflation. In its formal statement at the conclusion of its June meeting the FOMC stated that further increases would come at a "measured pace" and was prepared to lift the rate at a faster pace "to maintain price stability" if necessary.

TOP TEN ISSUERS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Federal National Mortgage Assn.                 13.2%
Federal Home Loan Mortgage                       7.5%
FCAR Owner Trust                                 4.5%
General Electric Capital Corp.                   4.4%
American General Finance Corp.                   4.4%
CIT Group Holdings, Inc.                         4.4%
Household Finance Corp.                          4.3%
Morgan Stanley Dean Witter & Co.                 4.1%
Toyota Credit de Puerto Rico                     4.0%
United States Treasury Bills                     4.0%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND - INITIAL CLASS AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

                     MONEY      MERRILL LYNCH 3-MONTH
                  MARKET FUND       T-BILL INDEX
   12/7/98          $ 10,000          $ 10,000
  12/31/98          $ 10,031          $ 10,030
   3/31/99          $ 10,138          $ 10,136
   6/30/99          $ 10,246          $ 10,255
   9/30/99          $ 10,363          $ 10,385
  12/31/99          $ 10,495          $ 10,513
 3/31/2000          $ 10,635          $ 10,660
 6/30/2000          $ 10,785          $ 10,822
 9/30/2000          $ 10,949          $ 10,985
12/31/2000          $ 11,114          $ 11,164
 3/31/2001          $ 11,257          $ 11,332
 6/30/2001          $ 11,368          $ 11,459
 9/30/2001          $ 11,457          $ 11,583
12/31/2001          $ 11,513          $ 11,657
 3/31/2002          $ 11,547          $ 11,707
 6/30/2002          $ 11,581          $ 11,763
 9/30/2002          $ 11,614          $ 11,816
12/31/2002          $ 11,642          $ 11,867
 3/31/2003          $ 11,662          $ 11,903
 6/30/2003          $ 11,681          $ 11,943
 9/30/2003          $ 11,694          $ 11,973
12/31/2003          $ 11,706          $ 12,004
 3/31/2004          $ 11,718          $ 12,032
 6/30/2004          $ 11,730          $ 12,061

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                                        LIFE OF
                                                   SIX MONTHS    ONE YEAR    THREE YEARS  FIVE YEARS    FUND***
                                                   ----------    --------    -----------  ----------    -------
INITIAL CLASS SHARES
Money Market Fund                                        0.21%       0.42%          1.05%       2.74%      2.91%
Merrill Lynch 3-month U.S. Treasury Bill Index           0.48%       0.98%          1.71%       3.29%      3.42%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

REAL ESTATE FUND

For the six months ended June 30, 2004, the Fund posted a total return of 5.70%. This compares with a 5.19% return for the Morgan Stanley REIT Index.

For the last six months, Outlet Center, Regional Mall, Apartment, Self Storage, Mixed, Industrial, Strip Center, and Hotel REITs outperformed The Morgan Stanley REIT Index, while the Triple Net Lease, Health Care, Office, Manufactured Home, and Diversified REITs underperformed the Index.

The best performing stocks in the portfolio for the last six months were Avalon Bay (Apartments), SL Green (Office), Reckson (Mixed), Simon Property (Regional
Mall), and Regency (Strip Center). The worst performing stocks during for the last six months were American Financial (Triple Net Lease), Annaly (Mortgage), Equity Office (Office), Crescent (Office), and CBL Properties (Regional Mall).

The Morgan Stanley REIT Index underperformed the total return of all of the major stock indices in the 2nd quarter, with the REIT Index down -6.12%, the Dow up 0.75%, the S&P 500 up 1.72%, and the NASDAQ up 2.69%. For the last six months, the Morgan Stanley REIT Index was up 5.19%, beating the Dow, the S&P 500, and the NASDAQ, which were down -0.18%, up 3.44%, and up 2.22%, respectively. The Morgan Stanley REIT Index finished the 2nd quarter at 615.65, but reached a low point of 538.62 on May 10th before rebounding significantly to finish the quarter.

The much-anticipated and needed correction in The Morgan Stanley REIT Index turned into only a minor sell-off as the Index has climbed back to 633.61 as of July 15th. Just as the correction was prompted by the release of strong employment data, and an increase in 10-year treasury yields, coincident with full valuations for most REITs, the recent rise has been in tandem with less robust employment data and declining 10 year treasury yields. The fundamentals have changed very little for REITs, which leads us to believe that the recovery was due mostly to the relative yield of REITs.

Currently, the Fund is meaningfully overweight the Apartment, Hotel, and Office sectors, and underweight the Regional Mall and Strip Center sectors.

The dividend yield for The Morgan Stanley REIT Index increased to 5.5% as of the end of the 2nd quarter, up from the 1st quarter's yield of 5.1%, but still down from the yield of 5.61% at the end of 2003. The Fund finished the quarter with a dividend yield of 4.87%. The average equity market capitalization for the Fund was $3.8 billion, compared to $1.9 billion for the Morgan Stanley REIT Index.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
AvalonBay Communities, Inc.                      4.8%
Equity Residential Properties Trust              4.6%
SL Green Realty Corp.                            4.6%
Developers Diversified Realty Corp.              4.3%
Vornado Realty Trust                             4.3%
Macerich Co.                                     4.2%
Archstone-Smith Trust                            4.1%
BRE Properties, Inc.                             3.8%
Alexandria Real Estate Equities, Inc.            3.7%
ProLogis Trust                                   3.5%

TOP FIVE PROPERTY TYPES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Apartments                                      19.7%
Office                                          18.4%
Regional Malls                                  11.5%
Shopping Centers                                 9.7%
Hotels & Restaurants                             9.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND - INITIAL CLASS AND THE MORGAN STANLEY REIT INDEX*

                   REAL ESTATE          MORGAN STANLEY
                      FUND                REIT INDEX
   12/7/98          $ 10,000               $ 10,000
  12/31/98          $  9,929               $  9,774
   3/31/99          $  9,365               $  9,303
   6/30/99          $ 10,383               $ 10,226
   9/30/99          $  9,536               $  9,398
  12/31/99          $  9,534               $  9,330
 3/31/2000          $  9,929               $  9,577
 6/30/2000          $ 11,123               $ 10,571
 9/30/2000          $ 11,987               $ 11,396
12/31/2000          $ 12,518               $ 11,887
 3/31/2001          $ 12,217               $ 11,829
 6/30/2001          $ 13,556               $ 13,121
 9/30/2001          $ 13,612               $ 12,780
12/31/2001          $ 14,092               $ 13,411
 3/31/2002          $ 15,139               $ 14,524
 6/30/2002          $ 15,876               $ 15,228
 9/30/2002          $ 14,726               $ 13,874
12/31/2002          $ 14,662               $ 13,900
 3/31/2003          $ 14,926               $ 14,048
 6/30/2003          $ 16,683               $ 15,822
 9/30/2003          $ 17,990               $ 17,357
12/31/2003          $ 19,932               $ 19,006
 3/31/2004          $ 22,349               $ 21,296
 6/30/2004          $ 21,068               $ 19,993

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND - SERVICE CLASS AND THE MORGAN STANLEY REIT INDEX*

                  REAL ESTATE      MORGAN STANLEY
                     FUND            REIT INDEX
Feb 1, 2004        $ 10,000           $ 10,000
Mar 31, 2004       $ 10,763           $ 10,734
Jun 30, 2004       $ 10,140           $ 10,077

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                               LIFE OF
                                          SIX MONTHS    ONE YEAR    THREE YEARS  FIVE YEARS    FUND***
                                          ----------    --------    -----------  ----------    -------
INITIAL CLASS SHARES
Real Estate Fund                                5.70%      26.29%         15.83%      15.20%     14.33%
Morgan Stanley REIT Index                       5.19%      26.36%         15.08%      14.24%     13.24%

SERVICE CLASS SHARES
Real Estate Fund                                                                                  1.40%
Morgan Stanley REIT Index                                                                         0.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2004. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

ALGER GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Growth Fund returned 3.45% during the six months ended June 30, 2004, versus a return of 3.44% of its benchmark, the S&P 500 Index. The Fund seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests primarily in the equity securities of large companies, those having a market capitalization of $1 billion or greater. Individual stock selection is based on the in-depth, fundamental research conducted by our analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the first half of 2004, the Fund benefited from solid security selection in the consumer discretionary and industrials sectors and as well as an underweighting in the relatively weak financials sector in beating the S&P 500 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the six-month period included Yahoo Inc., eBay Inc., Tyco International Ltd., Netflix Inc. and Caremark Rx Inc. Conversely, securities that detracted most from the Fund's value included Veritas Software Corp., ICOS Corp., Applied Materials Inc., Wal-Mart Stores Inc. and Amazon.com Inc. The Fund remains well diversified, with information technology, health care and consumer discretionary representing the top three sectors as of June 30th, 2004.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Microsoft Corp.                                  4.3%
Yahoo!, Inc.                                     4.0%
Pfizer, Inc.                                     3.8%
Tyco International Ltd.                          3.6%
Applied Materials, Inc.                          3.5%
Cisco Systems, Inc.                              3.2%
eBay, Inc.                                       3.1%
Netflix, Inc.                                    2.9%
Automatic Data Processing, Inc.                  2.8%
Target Corp.                                     2.7%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Software                                        11.3%
Health Care Provider & Services                  7.5%
Internet & Catalog Retail                        6.0%
Industrial Conglomerates                         5.7%
Pharmaceuticals                                  5.5%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER GROWTH FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                       ALGER                 S&P 500
                    GROWTH FUND               INDEX
  4/1/2002           $ 10,000                $ 10,000
 6/30/2002           $  8,570                $  8,661
 9/30/2002           $  6,940                $  7,165
12/31/2002           $  7,126                $  7,770
 3/31/2003           $  7,076                $  7,525
 6/30/2003           $  8,307                $  8,684
 9/30/2003           $  8,567                $  8,914
12/31/2003           $  9,568                $ 10,002
 3/31/2004           $  9,748                $ 10,172
 6/30/2004           $  9,899                $ 10,347

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                              LIFE OF
                                      SIX MONTHS    ONE YEAR    TWO YEARS     FUND***
                                      ----------    --------    ---------     -------
INITIAL CLASS SHARES
Alger Growth Fund                           3.45%      19.16%        7.47%      -0.45%
S&P 500 Index                               3.44%      19.11%        9.28%       1.50%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from April 1, 2002 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

ALGER INCOME & GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Income & Growth Fund returned 4.82% during the six months ended June 30, 2004, outperforming the 3.44% return of its benchmark, the S&P 500 Index. The Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. It invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation. Individual stock selection is based on the in-depth, fundamental research conducted by our analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the first half of 2004, the Fund benefited from strong security selection in the consumer discretionary and financials sectors in beating the S&P 500 benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the six-month period included eBay Inc., Mandalay Resort Group, Yahoo Inc., Tyco International Ltd. and MGIC Investment Corp. Conversely, securities that detracted most from the Fund's value included GlaxoSmithKline PLC, Amgen Inc., Veritas Software Corp., Guidant Corp., and Beverly Enterprises Inc. The Fund remains well diversified, with consumer discretionary, information technology and health care representing the top three sectors as of June 30th, 2004.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Tyco International Ltd.                          4.4%
eBay, Inc.                                       3.7%
General Electric Co.                             3.5%
Microsoft Corp.                                  3.3%
Pfizer, Inc.                                     3.2%
The Walt Disney Co.                              2.8%
Dover Corp.                                      2.6%
ChevronTexaco Corp.                              2.5%
MGIC Investment Corp.                            2.4%
T. Rowe Price Group, Inc.                        2.4%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Pharmaceuticals                                  7.9%
Software                                         5.6%
Internet & Catalog Retail                        5.0%
Hotels                                           4.6%
Conglomerates                                    4.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER INCOME & GROWTH FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                   ALGER INCOME &       S&P 500
                     GROWTH FUND         INDEX
Apr 1, 2002           $ 10,000          $ 10,000
Jun 30, 2002          $  8,740          $  8,661
Sep 30, 2002          $  7,120          $  7,165
Dec 31, 2002          $  7,380          $  7,770
Mar 31, 2003          $  7,250          $  7,525
Jun 30, 2003          $  8,383          $  8,684
Sep 30, 2003          $  8,584          $  8,914
Dec 31, 2003          $  9,620          $ 10,002
Mar 31, 2004          $  9,720          $ 10,172
Jun 30, 2004          $ 10,083          $ 10,347

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                  LIFE OF
                                           SIX MONTHS    ONE YEAR    TWO YEARS    FUND***
                                           ----------    --------    ---------    -------
INITIAL CLASS SHARES
Alger Income & Growth Fund                       4.82%      20.28%        7.41%      0.37%
S&P 500 Index                                    3.44%      19.11%        9.28%      1.50%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Income & Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from April 1, 2002 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

ALGER SMALL CAPITALIZATION FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The Alger Small Capitalization Fund returned 9.07% during the six months ended June 30, 2004, outperforming the 5.68% return of its benchmark, the Russell 2000 Growth Index. The fund seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies, those having a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index. Individual stock selection is based on the in-depth, fundamental research conducted by our analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

During the first half of 2004, the Fund benefited from strong security selection in the financials and health care sectors as well as an underweighting in the relatively weak technology sector in beating the Russell 2000 Growth benchmark. At the stock level, holdings that contributed most positively to the Fund's performance throughout the six-month period included First Marblehead Corp., Station Casinos Inc., Tularik Inc., Onyx Pharmaceuticals Inc. and Alliance Data Systems Corp. Conversely, securities that detracted most from the Fund's value included Fairchild Semiconductor International Inc., Par Pharmaceutical Companies Inc., SafeNet Inc., Alliance Gaming Corp. and Mid Atlantic Medical Services Inc. The Fund remains well diversified, with information technology, health care and consumer discretionary representing the top three sectors as of June 30th, 2004.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
NeighborCare, Inc.                               1.6%
Trimble Navigation Ltd.                          1.5%
Evergreen Resources, Inc.                        1.5%
Sierra Health Services, Inc.                     1.5%
Advanced Medical Optics, Inc.                    1.4%
Gevity HR, Inc.                                  1.4%
The First Marblehead Corp.                       1.4%
Molina Healthcare, Inc.                          1.4%
Alliance Data Systems Corp.                      1.4%
Psychiatric Solutions, Inc.                      1.4%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Health Care Provider & Services                  8.0%
Internet Software & Services                     6.8%
Medical Devices                                  5.0%
Hotels, Restaurants & Leisure                    4.0%
Software                                         3.6%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER SMALL CAPITALIZATION FUND - INITIAL CLASS AND THE RUSSELL 2000 GROWTH INDEX*

                    ALGER SMALL            RUSSELL 2000
                CAPITALIZATION FUND        GROWTH INDEX
  4/1/2002           $ 10,000                $ 10,000
 6/30/2002           $  8,810                $  8,430
 9/30/2002           $  7,210                $  6,616
12/31/2002           $  7,610                $  7,113
 3/31/2003           $  7,490                $  6,836
 6/30/2003           $  8,810                $  8,487
 9/30/2003           $  9,640                $  9,375
12/31/2003           $ 10,920                $ 10,565
 3/31/2004           $ 11,790                $ 11,155
 6/30/2004           $ 11,910                $ 11,166

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                LIFE OF
                                         SIX MONTHS    ONE YEAR    TWO YEARS    FUND***
                                         ----------    --------    ---------    -------
INITIAL CLASS SHARES
Alger Small Capitalization Fund                9.07%      35.19%       16.27%      8.08%
Russell 2000 Growth Index                      5.68%      31.55%       15.09%      5.03%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell 2000 Growth Index includes securities of companies in the Russell 2000 Index which have a greater than average growth orientation. The Russell 2000 Index includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Small Capitalization Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from April 1, 2002 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS ADVISORS)

The Fund's performance was disappointing over the six-month period ended June 30, 2004 relative to the S&P 500 Index. The Fund returned 2.10% for the six-month period ended June 30, 2004, compared with a return of 3.44% for the S&P 500 Index. Contributors and detractors to relative performance over the six-month period are discussed below.

     - The financial services sector as a whole under-performed the S&P 500 Index. This fact is the principal reason that the Fund's performance trailed the index over the six-month period.

     - In addition, the financial services companies that the Fund owned slightly under-performed the majority of financial services companies included in the Index.

     - The Fund makes strategic investments in non-financial companies. These companies as a group improved performance. The Fund's investment in Tyco International Ltd., a capital goods company that increased by 25.16%, was the single most important contributor to performance.

     - The principal holdings contributing to performance were: Tyco International Ltd. and two financial services companies, American Express and Bank One Corp. All three companies were among the Fund's top ten holdings. American Express increased by 6.94% and Bank One Corp. increased by 12.78%.

     - The principal detractors from performance were Julius Baer and Fifth Third Bancorp, both financial services companies and H&R Block, a business equipment and services company. All three companies were among the Fund's top ten holdings. Julius Baer decreased by 16.18%, Fifth Third Bancorp decreased by 7.93% and H&R Block decreased by 13.21%.

A company or sector's contribution to the Fund's performance is a product both of its appreciation or depreciation and it's weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

We continue to believe that long-term demographics favor financial services companies. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We believe that performance should be evaluated over long periods of time and are strong supporters of long-term buy-and-hold investing.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
American Express Co.                             7.9%
Tyco International Ltd.                          7.7%
Julius Baer Holdings, Ltd. AG                    5.9%
Golden West Financial Corp.                      5.8%
Bank One Corp.                                   5.6%
D&B Corp.                                        5.2%
Fifth Third Bancorp                              5.0%
Wells Fargo & Co                                 4.9%
H&R Block, Inc.                                  4.9%
Citigroup, Inc.                                  4.6%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Insurance                                       25.2%
Banking S & L                                   24.9%
Financial Services                              23.2%
Investment Firm                                 10.6%
Diversified Manufacturing                        7.7%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                  DAVIS FINANCIAL            S&P 500
                       FUND                   INDEX
 7/17/2000           $ 10,000                $ 10,000
 7/31/2000           $ 10,010                $  9,478
 8/31/2000           $ 10,880                $ 10,067
 9/30/2000           $ 10,930                $  9,535
10/31/2000           $ 10,930                $  9,495
11/30/2000           $ 10,390                $  8,747
12/31/2000           $ 11,339                $  8,790
 3/31/2001           $ 10,157                $  7,747
 6/30/2001           $ 11,069                $  8,206
 9/30/2001           $  9,503                $  6,999
12/31/2001           $ 10,594                $  7,752
 3/31/2002           $ 10,574                $  7,772
 6/30/2002           $  9,443                $  6,733
 9/30/2002           $  8,033                $  5,572
12/31/2002           $  8,640                $  6,043
 3/31/2003           $  8,083                $  5,852
 6/30/2003           $  9,904                $  6,752
 9/30/2003           $ 10,211                $  6,931
12/31/2003           $ 11,613                $  7,775
 3/31/2004           $ 12,142                $  7,905
 6/30/2004           $ 11,857                $  8,040

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                          LIFE OF
                                  SIX MONTHS   ONE YEAR     THREE YEARS   FUND***
                                  ----------   --------     -----------   -------
INITIAL CLASS SHARES
Davis Financial Fund                    2.10%     19.72%           2.32%     4.40%
S&P 500 Index                           3.44%     19.11%          -0.69%    -5.39%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS ADVISORS)

The Fund performed well in the six-month period ended June 30, 2004, both on an absolute basis and relative to the S&P 500 Index. The Fund shares returned 4.84% compared with a return of 3.44% for the S&P 500 Index. Contributors and detractors to performance over the six-month period are discussed below.

     - The Fund's large holdings in financial services companies, and their strong performance through the six-month period, were the most important contributor to both the Fund's absolute performance and strong performance relative to the S&P 500 Index.

     - The Fund's technology holdings which, while representing only a small portion of the portfolio, performed much stronger than other technology companies included in the benchmark.

     - The Fund's consumer non-durable holdings reduced the Fund's relative performance.

     - The principal holdings contributing to performance were: Tyco International Ltd., a capital goods company, and three financial services companies, American Express, Bank One Corp. and American International Group. All four companies were among the Fund's top ten holdings. Tyco International Ltd. increased by 25.16%, American Express increased by 6.94%, Bank One Corp. increased by 12.78% and American International Group increased by 7.73%.

     - The principal detractors from performance were: Altria Group, a consumer non-durable company, Comcast Corp, a consumer services company, H&R Block, a business equipment and services company and HSBC Holdings PLC, a financial services company. Altria Group and HSBC Holdings PLC were among the Fund's top ten holdings. Altria Group decreased by 5.59%, Comcast Corp. decreased by 20.02% (since purchase in January 2004), H&R Block decreased by 13.21% and HSBC Holdings PLC decreased by 2.33%.

A company or sector's contribution to the Fund's performance is a product both of its appreciation or depreciation and it's weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

We have built a portfolio which is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
American Express Co.                             6.9%
American International Group, Inc.               5.4%
Altria Group, Inc.                               5.1%
Berkshire Hathaway, Inc. Class A                 4.8%
Tyco International Ltd.                          4.8%
HSBC Holdings PLC                                4.0%
Bank One Corp.                                   3.6%
Wells Fargo & Co.                                3.4%
The Progressive Corp.                            3.4%
Citigroup, Inc.                                  3.3%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Insurance                                       19.3%
Banking S & L                                   16.8%
Financial Services                              11.7%
Oil & Gas                                        5.6%
Consumer Products & Services                     5.1%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                   DAVIS VENTURE        S&P 500
                    VALUE FUND           INDEX
 7/17/2000           $ 10,000           $ 10,000
 7/31/2000           $  9,640           $  9,478
 8/31/2000           $ 10,220           $ 10,067
 9/30/2000           $  9,770           $  9,535
10/31/2000           $  9,790           $  9,495
11/30/2000           $  9,300           $  8,747
12/31/2000           $  9,858           $  8,790
 3/31/2001           $  8,885           $  7,747
 6/30/2001           $  9,156           $  8,206
 9/30/2001           $  7,943           $  6,999
12/31/2001           $  8,812           $  7,752
 3/31/2002           $  8,731           $  7,772
 6/30/2002           $  7,894           $  6,733
 9/30/2002           $  6,897           $  5,572
12/31/2002           $  7,380           $  6,043
 3/31/2003           $  7,028           $  5,852
 6/30/2003           $  8,248           $  6,752
 9/30/2003           $  8,405           $  6,931
12/31/2003           $  9,632           $  7,775
 3/31/2004           $ 10,037           $  7,905
 6/30/2004           $ 10,098           $  8,040

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                            LIFE OF
                                    SIX MONTHS   ONE YEAR     THREE YEARS   FUND***
                                    ----------   --------     -----------   -------
INITIAL CLASS SHARES
Davis Venture Value Fund                  4.84%     22.44%           3.32%     0.25%
S&P 500 Index                             3.44%     19.11%          -0.69%    -5.39%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

NEUBERGER BERMAN MID CAP GROWTH FUND
(SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

For the first half of 2004, the Fund posted a positive return of 7.01%, out-performing the Russell Mid-Cap Growth Index return of 5.94%.

The largest contributors to fund performance for the first half of the year were security selection within Consumer Discretionary, Information Technology, and Financials. In Consumer Discretionary our emphasis in Entertainment & Leisure and Specialty Retail were two of the primary reasons for this out-performance. Within Information Technology, names that did well included companies that develop and provide specialized technologies to various businesses. Lastly, security selection in Consumer Staples and Industrials was also additive to performance

Our sector allocation in aggregate was the largest detractor of portfolio performance for the time period. This was primarily due to our underweight in both Health Care and Consumer Staples.

For the first half of 2004, the markets have confused consensus expectations by trading in very narrow ranges (only 7% swing on the S&P 500). As we anticipated early in the year the equity markets have experienced substantial rotation between cyclical (materials/technology) and defensive (health care/staples) industries/sectors.

Economic forecasting is exceptionally difficult this year as we formulate our top-down strategy. Having an impact on global growth rates, in addition to the initiation of a tightening cycle by the Fed, is the expiration of tax-cuts this year, a slowing Chinese economy, U.S. political uncertainty and volatile oil prices. Like a pig in a python, the lower dollar, faster than expected U.S. growth and the strong Asian demand for commodities last year are working their way through the system and causing rates of inflation to accelerate this year. We believe that much of these influences have dissipated so the Fed will not need to react as strongly as investors fear.

As investors grapple with higher inflation and the associated higher interest rate response by the Fed, worries are also growing that the economy is slowing. Recently, several companies lowered their top-line forecasts. Similar to our rather indolent view on inflation, we are also relatively sanguine about economic growth. It is important to note that while overall growth is all right, the composition of economic activity is changing from a mortgage refinanced/lower tax juiced consumer lead recovery to one being sustained by corporate investment, inventory build and steady job creation.

Even though we are not pessimistic in terms of the overall economy and inflation, we are not optimistic in terms of near-term stock performance. We believe, equities will struggle as profit growth slows, interest rates increase, and the Presidential election remains tight. The market's forward P/E has dropped, however, the stock market is still not cheap, compared to the 16X long-term average price earnings ratio. We believe P/Es will continue to wilt in the summer months. Uncertainties about next year's economy will increase and more difficult earnings comparisons begin this quarter. As fears become most intense and investors overreact, we expect poor near-term equity performance will provide a platform for better equity performance in the latter part of this year. We seek to further position portfolios with tilts toward lower beta, higher quality and lower earnings variability. As interest rates move higher and growth rates slow, companies with financial strength should be favored.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Zebra Technologies Corp. Class A                 3.4%
Alliance Data Systems Corp.                      2.3%
Fastenal Co.                                     2.1%
The Corporate Executive Board Co.                2.1%
Royal Carribean Cruises Ltd.                     1.9%
Nordstrom, Inc.                                  1.8%
Nextel Partners, Inc.Class A                     1.8%
C.R. Bard, Inc.                                  1.7%
Zimmer Holdings, Inc.                            1.6%
Mercury Interactive Corp.                        1.6%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Business Services                                5.8%
Electronics-Semiconductors                       5.2%
Medical Products                                 4.3%
Computer & Business Equipment                    4.3%
Retail Trade                                     4.2%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND - INITIAL CLASS AND THE RUSSELL MIDCAP GROWTH INDEX*

                NEUBERGER BERMAN      RUSSELL MIDCAP
               MID CAP GROWTH FUND     GROWTH INDEX
  5/1/2001           $ 10,000           $ 10,000
 6/30/2001           $ 10,110           $  9,958
 9/30/2001           $  7,300           $  7,190
12/31/2001           $  8,750           $  9,135
 3/31/2002           $  8,631           $  8,974
 6/30/2002           $  7,241           $  7,335
 9/30/2002           $  6,100           $  6,075
12/31/2002           $  6,190           $  6,632
 3/31/2003           $  6,120           $  6,631
 6/30/2003           $  7,060           $  7,875
 9/30/2003           $  7,130           $  8,438
12/31/2003           $  7,990           $  9,464
 3/31/2004           $  8,190           $  9,922
 6/30/2004           $  8,550           $ 10,027

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                  LIFE OF
INITIAL CLASS SHARES                      SIX MONTHS   ONE YEAR     THREE YEARS   FUND***
--------------------                      ----------   --------     -----------   -------
Neuberger Berman Mid Cap Growth Fund            7.01%     21.10%          -5.43%    -4.83%
Russell Midcap Growth Index                     5.94%     27.33%           0.24%     0.08%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees or costs. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2001 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

NEUBERGER BERMAN MID CAP VALUE FUND
(SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

The Fund generated a total return of 7.99% over the first half of 2004 and outperformed its benchmark, the Russell Midcap Value Index (RMCV), return of 7.17%.

Our holdings in Financials, Health Care and Energy made the largest contributions to portfolio total return. Those within Consumer Staples, Consumer Discretionary, Industrials and Utilities also contributed. Information Technology was the only sector to detract from total return.

The Fund's outperformance over the RMCV was largely a result of our strong stock selection in the Health Care and Financials sectors. Our holdings in both sectors, though particularly within Health Care, generated a higher overall sector return versus their index sector counterparts. Our overweight allocation to Energy, the top-performing sector in the portfolio and the index, also benefited the Fund's return relative to the RMCV. The portfolio's relative return was dampened by our overweight allocation to Consumer Discretionary, a sector that generated a positive though relatively low return, and by the lower returns produced by our Consumer Discretionary and Consumer Staples holdings as compared to the index.

We believe that the second half of 2004 is likely to be a challenging one for the equity market as a whole. Many companies could have a difficult time living up to investors' earnings expectations as the economy shifts from the rapid growth of economic recovery to the more moderate growth of a sustained expansion. We believe numerous pockets of overvalued stocks can exist in this shifting environment, placing all the more importance on stock selection.

Of late, macro issues such as rising interest rates, high oil prices, and uncertainty about the establishment and stability of a new government in Iraq have weighed heavily on the market. While it is important to understand what is influencing the market on a macro level, we, as bottom-up portfolio managers, are first and foremost focused on the fundamentals of the companies in which we invest. We focus on identifying companies with attractive business models, outstanding management teams, healthy balance sheets and solid and consistent cash flows and earnings. In the long run, company-specific fundamentals are more important than macro concerns, and we believe our portfolio is well positioned for whatever may come on the macro level.

One example of our micro-over-macro stance is evident in our financials. We disagree with the conventional wisdom that all financial stocks are to be avoided in a rising interest rate environment. We own some of what we believe to be the highest-quality banks in the country, whose managements are well aware of the perils of rising rates and who have positioned their businesses accordingly. So while many doubt that banks will be able to maintain, much less grow earnings as interest rates climb, our research leads us to believe that those we own will. Proof, of course, will take time. In the meantime, however, we are comforted by our holdings' extremely low stock valuations and high returns on equity. In addition, the recently-announced acquisitions of two of our financials at premiums of over 20% demonstrate that we're not the only ones who see the value in our businesses.

In sum, we continue to have concerns regarding the market as a whole. Nevertheless, we are confident that the companies we own will perform well over the long-term given strong fundamentals and low valuations.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
XTO Energy, Inc.                                 3.0%
Constellation Brands, Inc. Class A               2.7%
Radian Group, Inc.                               2.7%
Pioneer Natural Resources Co.                    2.7%
SPX Corp.                                        2.6%
Ambac Financial Group, Inc.                      2.6%
Whirlpool Corp.                                  2.6%
Western Digital Corp.                            2.6%
The Bear Stearns Cos., Inc.                      2.6%
RenaissanceRe Holdings Ltd.                      2.5%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Financial Miscellaneous                          7.7%
Retail                                           7.0%
Household Appliances & Home Furnishings          6.5%
Auto Parts                                       6.5%
Oil Crude Producers                              5.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND - INITIAL CLASS AND THE RUSSELL MIDCAP VALUE INDEX*

                  NEUBERGER BERMAN       RUSSELL MIDCAP
                 MID CAP VALUE FUND       VALUE INDEX
  5/1/2001            $ 10,000             $ 10,000
 6/30/2001            $ 10,060             $ 10,146
 9/30/2001            $  8,980             $  8,975
12/31/2001            $  9,893             $ 10,055
 3/31/2002            $ 10,374             $ 10,850
 6/30/2002            $ 10,014             $ 10,343
 9/30/2002            $  8,538             $  8,485
12/31/2002            $  8,950             $  9,085
 3/31/2003            $  8,759             $  8,716
 6/30/2003            $ 10,045             $ 10,276
 9/30/2003            $ 10,618             $ 10,886
12/31/2003            $ 12,204             $ 12,543
 3/31/2004            $ 12,888             $ 13,213
 6/30/2004            $ 13,179             $ 13,442

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                 LIFE OF
INITIAL CLASS SHARES                     SIX MONTHS   ONE YEAR     THREE YEARS   FUND***
--------------------                     ----------   --------     -----------   -------
Neuberger Berman Mid Cap Value Fund            7.99%     31.20%           9.42%     9.11%
Russell Midcap Value Index                     7.17%     30.81%           9.83%     9.79%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2001 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

Markets continued in an upward trajectory in the first half of 2004, albeit with increased volatility amid investor concerns over higher interest rates. Against this backdrop, the SC Value Equity Fund returned 3.94% versus 3.94% for the Russell 1000 Value Index. The Portfolio's outperformance was especially strong in the telecommunication and consumer discretionary sectors, partially offset by the relative underperformance of our health care and consumer staples stocks.

The top contributor to performance, telecom company AT&T Wireless saw its stock rise over 79% in the first half of 2004. AT&T's shares increased sharply after the company was put into play as an acquisition candidate. We purchased the stock in anticipation of a consolidation in the telecom industry, and we considered AT&T to be one of the few compelling candidates for acquisition. After the acquisition was announced in February, we took profits by eliminating this position. Global energy company ConocoPhillips, the largest portfolio position, advanced further on strong energy prices combined with increased profitability resulting from its merger. Steel producer and recycler NuCor was another top contributor, increasing more than 37%. The company was able to raise its second-quarter earnings guidance in June, citing higher margins and strong domestic and global demand for steel. Other contributors included Tyco International (conglomerates) and mortgage lender Freddie Mac.

Conversely, Nickel producer Inco was the largest detractor. Even though the stock suffered substantial corrections in the quarter, we believe that Inco will ultimately perform well as the dynamics of limited supplies and increasing demand for Nickel is likely to result in higher prices and increased profit margins. Sanofi-Synthelabo's stock came under pressure as a result of speculation surrounding the potential acquisition of rival pharmaceuticals company Aventis. We believe that Sanofi-Synthelabo is a high-quality investment with tremendous upside potential that would benefit from this proposed acquisition. Other detractors included financial services firm Morgan Stanley and healthcare company Wyeth.

We established a position in industrial conglomerate Honeywell International. The company's attractive valuation is obscured by pension expenses that are also masking strong earnings growth, fueled by improvement in several key end markets. We expect the pension issue to be resolved next year, at which time the company's improving fundamentals should become better recognized. We also bought aluminum producer Alcan with the view that continued industry-wide capacity closures, coupled with strong global demand, should boost aluminum prices and Alcan's profits for a relatively long period. Other purchases included motorcycle maker Harley Davidson and media conglomerate Viacom.

Price strength prompted us to exit marketing communications firm Omnicom Group and managed care provider Wellpoint Health Networks. We also sold railroad operator Union Pacific, whose operational issues do not appear to be near resolution, and we trimmed Bank of New York due to partially disappointing operating results. Other sales included auto maker General Motors and electric utilities company Duke Energy.

We believe the economy is at an important inflection point. Three years of disinflation, slow growth and massive stimulus have given way to the emerging period of reflation and inflation scares, fast growth and less stimulus. Looking forward, we are emphasizing risk control in our portfolios, and our present bias is toward high-quality companies that we believe will responsibly manage the changing fundamental environment.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
ConocoPhillips                                   5.7%
Fannie Mae                                       4.3%
Exxon Mobil Corp.                                4.1%
Citigroup, Inc.                                  4.0%
International Paper Co.                          3.9%
Freddie Mac                                      3.5%
Office Depot, Inc.                               3.3%
Dell, Inc.                                       3.2%
Intel Corp.                                      3.0%
The DIRECTV Group, Inc.                          2.9%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Financial Services                              14.7%
Retail                                           9.7%
Energy                                           9.3%
Drugs & Medical Products                         8.1%
Insurance                                        7.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND - INITIAL CLASS AND THE RUSSELL 1000 VALUE INDEX*

                                      RUSSELL 1000
                VALUE EQUITY FUND     VALUE INDEX
 7/17/2000           $ 10,000           $ 10,000
 7/31/2000           $  9,690           $  9,437
 8/31/2000           $ 10,210           $ 10,135
 9/30/2000           $ 10,240           $  9,665
10/31/2000           $ 10,890           $  9,549
11/30/2000           $ 10,730           $  8,676
12/31/2000           $ 11,335           $  8,781
 3/31/2001           $ 11,305           $ 10,215
 6/30/2001           $ 11,619           $ 10,714
 9/30/2001           $ 10,619           $  9,541
12/31/2001           $ 11,049           $ 10,244
 3/31/2002           $ 10,912           $ 10,663
 6/30/2002           $  9,235           $  9,755
 9/30/2002           $  7,355           $  7,924
12/31/2002           $  8,014           $  8,654
 3/31/2003           $  7,811           $  8,163
 6/30/2003           $  9,101           $  9,573
 9/30/2003           $  9,400           $  9,771
12/31/2003           $ 10,639           $ 11,157
 3/31/2004           $ 10,811           $ 11,495
 6/30/2004           $ 11,057           $ 11,596

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                              LIFE OF
                                      SIX MONTHS   ONE YEAR     THREE YEARS   FUND***
                                      ----------   --------     -----------   -------
INITIAL CLASS SHARES
Value Equity Fund                           3.94%     21.50%          -1.64%     2.57%
Russell 1000 Value Index                    3.94%     21.13%           2.97%     3.81%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Value Index measures the performance of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index, an index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

Markets continued in an upward trajectory in the first half of 2004, albeit with increased volatility amid investor concerns over higher interest rates. Against this backdrop, the SC Value Managed Fund gained 3.82%, outperforming the 3.44% return of its benchmark, the S&P 500 Index. We fared well with our industrials, materials and telecommunications holdings, offset by the relative underperformance of our financials and consumer stocks.

Continued improvement in results lifted shares of conglomerate Tyco International, the top contributor to performance. The share price increase confirmed our thesis that Tyco's underlying businesses are underearning but otherwise healthy, that the damage from prior management was limited, and that the current team is remedying the liquidity, balance sheet and liability issues. AT&T's shares increased sharply after the company was put into play as an acquisition candidate. We purchased the stock in anticipation of a consolidation in the telecom industry, and we considered AT&T to be one of the few compelling candidates for acquisition. We sold AT&T after it had appreciated more than 79%. Steel producer and recycler NuCor was another top performer. The company was able to raise its second-quarter earnings guidance in June, citing higher margins and strong domestic and global demand for steel. Other contributors included energy provider ConocoPhillips and mortgage lender Freddie Mac.

Retailer Sears Roebuck was the Portfolio's largest detractor following the company's announcement of an operating loss including a one-time after-tax charge of $839 million. Mobile phone company Nokia also declined on weaker-than-expected results. Shares of Sanofi-Synthelabo declined following the company's hostile bid for larger competitor Aventis. We sold the stock in reaction to this news.

We established a position in industrial conglomerate Honeywell International. The company's attractive valuation is obscured by pension expenses that are also masking strong earnings growth, fueled by improvement in several key end markets. We expect the pension issue to be resolved next year, at which time the company's improving fundamentals should become better recognized. We also bought media conglomerate Viacom based on our view that the stock is inexpensive following recent underperformance and that earnings should recover due to the superior operating performance of its television networks. Other purchases included paint and varnish producer Sherwin-Williams and retailer Kohl's.

We sold our position in financial services company Washington Mutual because we think that the stock will suffer as interest rates are likely to continue rising. Other sales included drilling contractor Nabors and insurance company UnumProvident.

We believe the economy is at an important inflection point. Three years of disinflation, slow growth and massive stimulus have given way to the emerging period of reflation and inflation scares, fast growth and less stimulus. Looking forward, we are emphasizing risk control in our portfolios, and our present bias is toward high-quality companies that we believe will responsibly manage the changing fundamental environment.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
The DIRECTV Group, Inc.                          5.7%
Tyco International Ltd.                          5.3%
ConocoPhillips                                   4.0%
Sears Roebuck & Co.                              3.9%
Intel Corp.                                      3.7%
Wal-Mart Stores, Inc.                            3.6%
Textron, Inc.                                    3.5%
Citigroup, Inc.                                  3.3%
Dell, Inc.                                       3.2%
General Electric Co.                             3.2%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Financial Services                              14.2%
Retail                                          12.9%
Diversified Manufacturing                        9.3%
Multimedia                                       8.7%
Energy                                           8.0%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND
- INITIAL CLASS AND THE S&P 500 INDEX*

                VALUE MANAGED FUND        S&P 500 INDEX
 7/17/2000           $ 10,000                $ 10,000
 7/31/2000           $  9,860                $  9,478
 8/31/2000           $ 10,290                $ 10,067
 9/30/2000           $ 10,420                $  9,535
10/31/2000           $ 10,879                $  9,495
11/30/2000           $ 10,819                $  8,747
12/31/2000           $ 11,388                $  8,790
 3/31/2001           $ 11,104                $  7,747
 6/30/2001           $ 11,378                $  8,206
 9/30/2001           $ 10,411                $  6,999
12/31/2001           $ 10,696                $  7,752
 3/31/2002           $ 10,756                $  7,772
 6/30/2002           $  9,634                $  6,733
 9/30/2002           $  8,065                $  5,572
12/31/2002           $  8,404                $  6,043
 3/31/2003           $  8,095                $  5,844
 6/30/2003           $  9,309                $  6,743
 9/30/2003           $  9,688                $  6,922
12/31/2003           $ 10,847                $  7,765
 3/31/2004           $ 11,169                $  7,897
 6/30/2004           $ 11,262                $  8,032

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                        LIFE OF
INITIAL CLASS SHARES              SIX MONTHS    ONE YEAR  THREE YEARS    FUND***
--------------------              ----------    --------  -----------    -------
Value Managed Fund                      3.82%      20.97%       -0.34%      3.05%
S&P 500 Index                           3.44%      19.11%       -0.69%     -5.39%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

Markets continued in an upward trajectory in the first half of 2004, albeit with increased volatility amid investor concerns over higher interest rates. In this environment, the SC Value Mid Cap Fund outperformed its benchmarks, returning 8.38% versus 6.78% for the S&P MidCap 400/Barra Value Index.

The Fund outperformed its benchmark in a wide array of sectors, such as consumer discretionary, energy, health care and utilities. We are overweight in industrials based on the values we find there and our belief that the ongoing economic recovery will benefit many industrial companies.

Millipore was the top contributor to performance in the first half of 2004, appreciating more than 30%. The supplier of scientific instruments to pharmaceutical labs announced better-than-expected first quarter results as well as higher full-year guidance. Other contributors included oil well services company National-Oilwell and biotechnology firm Inveresk Research.

Conversely, heavy-duty truck manufacturer Navistar International was the largest detractor. The company reported disappointing first quarter results following supplier problems despite overall strength in industry truck orders and robust earnings announcements by competitors and suppliers. As a result, we exited the position. Financials securities firm Piper Jaffray was another detractor. We view the company's fundamentals as strong and attribute its poor valuation rather to the recent overall weakness in the capital markets than any stock-specific problems. We still favor the stock as it is less interest rate sensitive than many other financials stocks. Other detractors included medical equipment company Priority Healthcare and transportation firm Pacer International.

We bought Par Pharmaceutical, a generic drug producer. The company has a strong base of core products and a handful of potential new drugs with good profit prospects, but also has several major drugs that are seeing their profitability slip, as expected. The stock is down more than 50% from its high in December 2003, creating a buy opportunity. The company is adept at partnering, forming joint ventures, choosing which markets to enter and using lawsuits to challenge the patents of larger pharmaceutical companies. We also initiated a new position in insurance company MGIC Investment and AmeriTrade, an internet brokerage franchise. AmeriTrade offers financial services to retail investors and business partners, predominantly through the internet.

Year-to-date sales included Charles River Laboratories and auto manufacturer Navistar as the stocks approached our estimate of their intrinsic value. We also exited financials company Trustmark to control the risks of rising interest rates. Other sales included advertising company Omnicom and Priority Healthcare, a national specialty pharmacy and distributor.

We believe the economy is at an important inflection point. Three years of disinflation, slow growth and massive stimulus have given way to the emerging period of reflation and inflation scares, fast growth and less stimulus. Looking forward, we are emphasizing risk control in our portfolios, and our present bias is toward high-quality companies that we believe will responsibly manage the changing fundamental environment.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Lamar Advertising Co. Class A                    4.1%
Alliant Techsystems, Inc.                        4.0%
Ross Stores, Inc.                                3.6%
Oshkosh Truck Corp.                              3.3%
WPP Group PLC ADR                                3.1%
Millipore Corp.                                  3.0%
Inveresk Research Group, Inc.                    3.0%
ARAMARK Corp.                                    3.0%
Laboratory Corp. of America Holdings             2.9%
National-Oilwell, Inc.                           2.9%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Manufacturing                                    9.3%
Advertising                                      7.2%
Retail                                           7.1%
Aerospace                                        6.4%
Trucking & Shipping                              5.5%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND
- INITIAL CLASS AND THE S&P MIDCAP 400/BARRA VALUE INDEX*

                   VALUE MID            S&P MIDCAP 400/
                    CAP FUND           BARRA VALUE INDEX
 7/17/2000          $ 10,000               $ 10,000
 7/31/2000          $  9,670               $  9,456
 8/31/2000          $ 10,330               $ 10,512
 9/30/2000          $  9,980               $ 10,441
10/31/2000          $ 10,361               $ 10,087
11/30/2000          $  9,610               $  9,325
12/31/2000          $ 10,337               $ 10,039
 3/31/2001          $  9,804               $ 11,264
 6/30/2001          $ 10,658               $ 12,328
 9/30/2001          $  9,181               $ 10,724
12/31/2001          $ 11,044               $ 12,500
 3/31/2002          $ 11,537               $ 13,740
 6/30/2002          $ 10,440               $ 12,934
 9/30/2002          $  9,294               $ 10,543
12/31/2002          $ 10,386               $ 11,236
 3/31/2003          $  9,934               $ 10,571
 6/30/2003          $ 11,473               $ 12,599
 9/30/2003          $ 11,936               $ 13,504
12/31/2003          $ 13,714               $ 15,733
 3/31/2004          $ 14,374               $ 16,601
 6/30/2004          $ 14,863               $ 16,799

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                     LIFE OF
INITIAL CLASS SHARES                          SIX MONTHS    ONE YEAR  THREE YEARS    FUND***
--------------------                          ----------    --------  -----------    -------
Value Mid Cap Fund                              8.38%        29.54%      11.72%      10.54%
S&P MidCap 400/Barra Value Index                6.78%        33.35%      10.26%      14.01%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

Markets continued in an upward trajectory in the first half of 2004, albeit with increased volatility amid investor concerns over higher interest rates. In this environment, the SC Value Small Cap Fund returned 7.68%, trailing the 7.83% return for its benchmark, the Russell 2000 Value Index. Overweighting and strong stock selection of our industrials sector aided positive results, offset by the underperformance of our health care and materials stocks.

Astec Industries, a manufacturer of road construction equipment, was the portfolio's top contributor to performance. Improved state-tax receipts along with cyclical recovery led to increased demand. Textiles company Interface rallied on both sequential and year-over-year improvements in sales. Other contributors included apparel retailer Jos. A. Bank Clothiers and chemical manufacturer Cytec, a new position in the first half of 2004.

Conversely, biopharmaceutical company NeoPharm was the largest detractor. The stock declined on the announcement that the arbitration panel dismissed NeoPharm's claims against Pharmacia & Upjohn Company (now Pfizer). We are holding on to the stock because we think that this reactionary decline is only temporary and that NeoPharm has a good drug pipeline that will propel the firm's profitability in the near future. Other detractors included Intertape Polymer (containers & packaging) and construction services firm Granite Construction.

We initiated a new position in low-fare airline AirTran. We think that the company will benefit from curtailed schedules of high-cost competitors, such as Delta Air Lines. In addition we are confident that AirTran's profits will also be buoyed as the cyclical recovery continues to gather momentum. Other new investments included Fleetwood Enterprises, a maker of recreational vehicles, as well as specialty retailer The Sports Authority.

We were able to take profits by selling several holdings that had approached our estimate of their intrinsic value. Among them were specialty retailer Guitar Center, financials company Signature Bank and information technology firm SBS Technology. We also exited our position in food processing firm American Italian Pasta on concerns that its earnings outlook might have to be revised downward. Other sales included Advent Software and logistics provider Pacer International.

We believe the economy is at an important inflection point. Three years of disinflation, slow growth and massive stimulus have given way to the emerging period of reflation and inflation scares, fast growth and less stimulus. Looking forward, we are emphasizing risk control in our portfolios, and our present bias is toward high-quality companies that we believe will responsibly manage the changing fundamental environment.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Astec Industries, Inc.                           4.1%
Cytec Industries, Inc.                           3.0%
Wabash National Corp.                            3.0%
Jos. A. Bank Clothiers, Inc.                     2.9%
Interface, Inc. Class A                          2.8%
ITT Educational Services, Inc.                   2.5%
Innkeepers USA Trust                             2.4%
Mobile Mini, Inc.                                2.3%
Granite Construction, Inc.                       2.3%
Christopher & Banks Corp.                        2.2%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Retail                                          12.7%
Financial Services                              12.4%
Building & Construction                          6.4%
Diversified Manufacturing                        4.6%
Real Estate                                      4.6%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND - INITIAL CLASS AND THE RUSSELL 2000 VALUE INDEX*

                   VALUE SMALL         RUSSELL 2000
                     CAP FUND           VALUE INDEX
 7/17/2000           $ 10,000            $ 10,000
 7/31/2000           $ 10,050            $  9,228
 8/31/2000           $ 10,420            $  9,932
 9/30/2000           $ 10,600            $  9,640
10/31/2000           $ 10,990            $  9,210
11/30/2000           $ 10,830            $  8,264
12/31/2000           $ 12,191            $  8,974
 3/31/2001           $ 11,046            $ 11,140
 6/30/2001           $ 13,205            $ 12,450
 9/30/2001           $ 11,238            $ 10,789
12/31/2001           $ 13,278            $ 12,592
 3/31/2002           $ 14,270            $ 13,785
 6/30/2002           $ 13,173            $ 13,493
 9/30/2002           $ 10,212            $ 10,620
12/31/2002           $ 10,541            $ 11,143
 3/31/2003           $  9,905            $ 10,578
 6/30/2003           $ 12,111            $ 12,981
 9/30/2003           $ 13,017            $ 13,984
12/31/2003           $ 14,928            $ 16,273
 3/31/2004           $ 16,000            $ 17,399
 6/30/2004           $ 16,074            $ 17,548

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                 LIFE OF
INITIAL CLASS SHARES                     SIX MONTHS     ONE YEAR  THREE YEARS    FUND***
--------------------                     ----------     --------  -----------    -------
Value Small Cap Fund                        7.68%        32.73%       6.77%      12.75%
Russell 2000 Value Index                    7.83%        35.17%      12.12%      15.25%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, marketweighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Blue Chip Mid Cap Fund returned 3.59% for the six months ended June 30, 2004 trailing the 6.09% returns for S&P MidCap 400 Index. During the period, all market cap styles posted gains, with the performance of small cap stocks, as measured by the Russell 2000 Index, exceeding mid cap and large cap stocks, as measured by the S&P MidCap 400 and the S&P 500 Indexes. Within the S&P 400 MidCap Index, the Consumer Staples and Energy sectors were the top performers, while last year's best performer, Information Technology, was the only sector to post a negative return.

The underperformance of the Fund relative to the benchmark was attributable both to sector allocation as well as unfavorable stock selection among a handful of securities. At the sector level, the Fund's underweight position in Consumer Staples and overweight position in Information Technology were the largest detractors from performance. Additionally, stock selection within the Health Care and Industrials sectors detracted from performance. On the positive side, security selection within Financials and Information Technology positively contributed to performance relative to the S&P MidCap 400 benchmark.

On an absolute basis, Countrywide Financials (Financials) was a stand out performer due to successful efforts to gain market share and diversify revenues. XTO Energy (Energy) also advanced on robust earnings stemming from persistently high natural gas prices.

The biggest individual detractors on an absolute basis during the period were Intuit (Information Technology) and Watson Pharmaceuticals (Health Care). Intuit fell on weaker than expected results in its Quickbooks segment. Watson Pharmaceuticals disappointed on weak sales of its oral contraceptives.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Countrywide Financial Corp.                      3.0%
XTO Energy, Inc.                                 2.2%
EOG Resources, Inc.                              1.8%
Michaels Stores, Inc.                            1.7%
Rockwell Collins, Inc.                           1.6%
Precision Castparts Corp.                        1.5%
Education Management Corp.                       1.5%
Legg Mason, Inc.                                 1.5%
Nextel Communications, Inc. Class A              1.5%
VeriSign, Inc.                                   1.4%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Software & Services                             10.1%
Banks                                            8.3%
Energy                                           7.6%
Capital Goods                                    7.3%
Technology Hardware & Equipment                  7.2%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND - INITIAL CLASS AND THE S&P MIDCAP 400 INDEX*

                  BLUE CHIP MID      S&P MIDCAP
                    CAP FUND         400 INDEX
    9/1/99          $ 10,000          $ 10,000
   9/30/99          $  9,700          $  9,691
  12/31/99          $ 12,707          $ 11,357
 3/31/2000          $ 15,610          $ 12,798
 6/30/2000          $ 15,187          $ 12,376
 9/30/2000          $ 16,768          $ 13,879
12/31/2000          $ 15,879          $ 13,345
 3/31/2001          $ 13,918          $ 11,907
 6/30/2001          $ 15,446          $ 13,474
 9/30/2001          $ 12,790          $ 11,242
12/31/2001          $ 15,366          $ 13,264
 3/31/2002          $ 16,004          $ 14,156
 6/30/2002          $ 14,910          $ 12,838
 9/30/2002          $ 12,243          $ 10,714
12/31/2002          $ 13,075          $ 11,339
 3/31/2003          $ 12,813          $ 10,836
 6/30/2003          $ 15,127          $ 12,747
 9/30/2003          $ 15,663          $ 13,586
12/31/2003          $ 17,794          $ 15,378
 3/31/2004          $ 18,273          $ 16,156
 6/30/2004          $ 18,433          $ 16,313

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                 LIFE OF
INITIAL CLASS SHARES                     SIX MONTHS    ONE YEAR   THREE YEARS    FUND***
--------------------                     ----------    --------   -----------    -------
Blue Chip Mid Cap Fund                      3.59%       21.85%       6.07%        13.50%
S&P MidCap 400 Index                        6.09%       27.98%       6.58%        10.66%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund returned 1.99% during the six months ended June 30, 2004, underperforming the S&P 500 Index, which returned 3.44%. Low interest rates, tax refunds and an increased level of merger activity propelled indexes higher during the six-month period. In contrast to 2003, when more aggressive sectors led the market, defensive sectors generally posted better returns. All sectors of the S&P 500 Index advanced, with Energy, Industrials and Consumer Staples leading the way. Within the Fund, stock selection in the Information Technology and Financials sectors contributed meaningfully to our relative performance. Consumer Discretionary and Telecommunication Services were the largest disappointments during the six-month period.

Key individual contributors to Fund performance, on an absolute basis, were Countrywide Financial (Financials), Motorola (Information Technology) and Bank of America (Financials). Countrywide Financial was a stand out performer due to continued market share gains in the mortgage origination market. Shares of Motorola surged due to favorable first quarter earnings, and accelerating revenue growth driven by a new product cycle. Bank of America continued to benefit from the acquisition of FleetBoston Financial in 2003.

Individual detractors from Fund performance, on an absolute basis, included Altria (Consumer Staples), Comcast (Consumer Discretionary) and Texas Instruments (Information Technology). Shares of Altria fell sharply following two adverse legal developments: the review of the Engle case by the Florida Supreme Court and a Federal court's decision to hear oral arguments before ruling on the Department of Justice lawsuit. Comcast sold off abruptly when the hostile bid for Disney was poorly received by investors. We have maintained the position due to the attractive valuation of Comcast shares given the company's solid cash flow, positive advertising trends, and growth opportunities from new product offerings. Texas Instruments declined on worries about orders from its large customer Nokia who has been losing market share in the European handset market.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Microsoft Corp.                                  4.5%
Citigroup, Inc.                                  4.0%
Bank of America Corp.                            3.5%
Pfizer, Inc.                                     3.5%
United Technologies Corp.                        2.5%
Cisco Systems, Inc.                              2.3%
Abbott Laboratories                              2.3%
Medco Health Solutions, Inc.                     2.1%
Fannie Mae                                       2.0%
International Business Machines Corp.            2.0%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Pharmaceuticals & Biotechnology                 10.4%
Banks                                            9.1%
Capital Goods                                    7.6%
Software & Services                              7.5%
Technology Hardware & Equipment                  7.0%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND - INITIAL CLASS AND THE S&P 500 INDEX*

                    INVESTORS               S&P 500
                 FOUNDATION FUND             INDEX
    9/1/99           $ 10,000               $ 10,000
   9/30/99           $  9,680               $  9,726
  12/31/99           $ 11,213               $ 11,173
 3/31/2000           $ 11,684               $ 11,429
 6/30/2000           $ 11,353               $ 11,126
 9/30/2000           $ 11,313               $ 11,018
12/31/2000           $ 10,547               $ 10,156
 3/31/2001           $  9,635               $  8,952
 6/30/2001           $ 10,275               $  9,476
 9/30/2001           $  8,691               $  8,085
12/31/2001           $  9,711               $  8,949
 3/31/2002           $  9,547               $  8,973
 6/30/2002           $  8,415               $  7,771
 9/30/2002           $  6,749               $  6,429
12/31/2002           $  7,299               $  6,971
 3/31/2003           $  7,003               $  6,751
 6/30/2003           $  8,043               $  7,791
 9/30/2003           $  8,339               $  7,997
12/31/2003           $  9,430               $  8,971
 3/31/2004           $  9,540               $  9,123
 6/30/2004           $  9,617               $  9,279

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                LIFE OF
INITIAL CLASS SHARES                     SIX MONTHS    ONE YEAR  THREE YEARS    FUND***
--------------------                     ----------    --------  -----------    -------
Investors Foundation Fund                   1.99%       19.57%     -2.18%        -0.81%
S&P 500 Index                               3.44%       19.11%     -0.69%        -1.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to June 30, 2004.

MANAGEMENT'S DISCUSSION & ANALYSIS

SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Select Equity Fund returned 2.20% during the six months ended June 30, 2004, underperforming the S&P 500 Index, which returned 3.44%. The Fund trailed its benchmark during the period primarily due to sector allocation decisions, and to a lesser degree, relatively weak stock selection in the Consumer Discretionary and Health Care sectors. In a reversal of the speculative 2003 market environment that drove sectors such as Information Technology and Consumer Discretionary, the more defensive sectors outperformed during the first part of 2004. While the Fund had extremely strong stock selection in Information Technology, being overweight this underperforming sector hindered results. Conversely, Energy and Consumer Staples performed well in the first six months of the year, and the Fund's underweight to these sectors detracted from relative results. This negative sector allocation was offset somewhat by the Fund's overweight allocation to Industrials, which performed well in the first half.

Top individual contributors to performance, on an absolute basis, were Motorola (Information Technology), FedEx (Industrials), and Corning (Information Technology). Shares of Motorola surged due to favorable first quarter earnings, and accelerating revenue growth driven by a new product cycle. FedEx benefited from an improving US economy and growth in its international business. Finally, Corning benefited from the strong growth of the LCD flat panel display industry.

Individual detractors from Fund performance, on an absolute basis, were Gap (Consumer Discretionary), Amgen (Health Care), and Intel (Information Technology). Shares of Gap fell due to disappointing sales earlier in the year. Amgen struggled with an ongoing risk posed by new Medicare legislation. Finally, Intel declined after announcing that the Dothan chip for notebooks was delayed.

TOP TEN EQUITY HOLDINGS
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Microsoft Corp.                                  7.9%
Citigroup, Inc.                                  4.4%
Bank of America Corp.                            4.3%
Pfizer, Inc.                                     4.2%
Time Warner, Inc.                                3.8%
American International Group, Inc.               3.8%
Nike, Inc.                                       3.8%
Medtronic, Inc.                                  3.7%
Schlumberger Ltd.                                3.7%
FedEx Corp.                                      3.6%

TOP FIVE INDUSTRIES
AT JUNE 30, 2004

                                           % OF NET ASSETS
                                           ---------------
Pharmaceuticals & Biotechnology                 15.3%
Diversified Financials                          13.3%
Technology Hardware & Equipment                  8.8%
Capital Goods                                    8.7%
Software & Services                              7.9%

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND
- INITIAL CLASS AND THE S&P 500 INDEX*

                SELECT EQUITY FUND     S&P 500 INDEX
    9/1/99           10,000               10,000
   9/30/99            9,700                9,726
  12/31/99           12,640               11,173
 3/31/2000           14,680               11,429
 6/30/2000           13,060               11,126
 9/30/2000           12,770               11,018
12/31/2000           11,413               10,156
 3/31/2001            9,353                8,952
 6/30/2001            9,863                9,476
 9/30/2001            8,282                8,085
12/31/2001            9,562                8,949
 3/31/2002            9,165                8,973
 6/30/2002            7,324                7,771
 9/30/2002            6,176                6,429
12/31/2002            6,927                6,971
 3/31/2003            6,749                6,751
 6/30/2003            7,724                7,791
 9/30/2003            7,965                7,997
12/31/2003            9,073                8,971
 3/31/2004            9,073                9,123
 6/30/2004            9,273                9,279

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004**

                                                                                LIFE OF
INITIAL CLASS SHARES                     SIX MONTHS    ONE YEAR  THREE YEARS    FUND***
--------------------                     ----------    --------  -----------    -------
Select Equity Fund                          2.20%        20.06%     -2.04%      -1.55%
S&P 500 Index                               3.44%        19.11%     -0.69%      -1.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to June 30, 2004.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 93.0%
AGRICULTURE - 4.8%
Bunge Ltd.                                                                              3,173   $       123,556
Delta and Pine Land Co.                                                                 2,525            55,424
Monsanto Co.                                                                            2,942           113,267
                                                                                                ---------------
                                                                                                        292,247
                                                                                                ---------------
APPAREL & TEXTILES - 2.0%
OshKosh B' Gosh, Inc. Class A                                                           2,480            61,925
Warnaco Group, Inc.*                                                                    2,873            61,109
                                                                                                ---------------
                                                                                                        123,034
                                                                                                ---------------
AUTO PARTS - 1.0%
Exide Technologies*                                                                     2,842            58,119
                                                                                                ---------------
CABLE & SATELLITE OPERATORS - 2.7%
Comcast Corp. Class A*                                                                  5,934           166,330
                                                                                                ---------------
CABLE TV SERVICES - 4.4%
Cablevision Systems New York
  Group Class A*                                                                        5,658           111,180
EchoStar Communications
  Corp. Class A*                                                                        5,126           157,624
                                                                                                ---------------
                                                                                                        268,804
                                                                                                ---------------
COAL - 1.4%
CONSOL Energy, Inc.                                                                     2,375            85,500
                                                                                                ---------------
COMPUTERS & BUSINESS EQUIPMENT - 1.9%
Brocade Communications
  Systems, Inc.*                                                                       19,274           115,258
                                                                                                ---------------
COMPUTER SERVICES - 1.0%
Parametric Technology Corp.*                                                           11,718            58,590
                                                                                                ---------------
CONSTRUCTION & MINING EQUIPMENT - 1.4%
Nabors Industries Ltd.*                                                                 1,891            85,511
                                                                                                ---------------
COSMETICS & TOILETRIES - 1.8%
Revlon, Inc. Class A*                                                                  37,287           109,997
                                                                                                ---------------
DRUGS - 7.0%
Alpharma, Inc. Class A                                                                  5,586           114,401
Bristol-Myers Squibb Co.                                                                4,402           107,849
Merck & Co., Inc.                                                                       2,130           101,175
Pfizer, Inc.                                                                            2,888            99,001
                                                                                                ---------------
                                                                                                        422,426
                                                                                                ---------------
ELECTRICAL EQUIPMENT - 2.0%
Vicor Corp.*                                                                            6,760           123,505
                                                                                                ---------------
ENERGY - 2.3%
Calpine Corp.*                                                                         32,687   $       141,208
                                                                                                ---------------
FOOD, BEVERAGES & TOBACCO - 1.7%
Archer-Daniels-Midland Co.                                                              6,274           105,278
                                                                                                ---------------
FOODS - 1.8%
Performance Food Group Co.*                                                             2,121            56,291
Smithfield Foods, Inc.*                                                                 1,861            54,714
                                                                                                ---------------
                                                                                                        111,005
                                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Baxter International, Inc.                                                              4,564           157,504
                                                                                                ---------------
HEALTH CARE PROVIDER & SERVICES - 1.0%
Eclipsys Corp.*                                                                         4,004            61,101
                                                                                                ---------------
INDUSTRIAL - 2.2%
Rockwell Automation, Inc.                                                               3,563           133,648
                                                                                                ---------------
INDUSTRIAL MACHINERY - 1.2%
UNOVA, Inc.*                                                                            3,464            70,146
                                                                                                ---------------
INSURANCE - 7.3%
Allmerica Financial Corp.*                                                              3,179           107,450
Aon Corp.                                                                               3,655           104,058
Prudential Financial, Inc.                                                              2,233           103,767
UnumProvident Corp.                                                                     7,973           126,771
                                                                                                ---------------
                                                                                                        442,046
                                                                                                ---------------
INSURANCE - BROKERS - 1.8%
Marsh & McLennan Cos., Inc.                                                             2,382           108,095
                                                                                                ---------------
INTERNET SOFTWARE & SERVICES - 1.8%
IAC/InterActive Corp.*                                                                  3,533           106,485
                                                                                                ---------------
MACHINERY - 1.8%
AGCO Corp.*                                                                             5,504           112,116
                                                                                                ---------------
MANUFACTURING - DIVERSIFIED - 4.0%
The Timken Co.                                                                          4,741           125,589
Trinity Industries, Inc.                                                                3,611           114,794
                                                                                                ---------------
                                                                                                        240,383
                                                                                                ---------------
MEDICAL PRODUCTS - 0.8%
MedImmune, Inc.*                                                                        2,116            49,514
                                                                                                ---------------
METAL & MINING - 1.9%
Phelps Dodge Corp.                                                                      1,469           113,862
                                                                                                ---------------
MORTGAGE - 2.7%
Annaly Mortgage Management, Inc.                                                        9,483           160,832
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
OIL & GAS - DRILLING - 3.3%
Grant Prideco, Inc.*                                                                    5,883   $       108,600
Transocean, Inc.*                                                                       3,090            89,425
                                                                                                ---------------
                                                                                                        198,025
                                                                                                ---------------
PAPER & FOREST PRODUCTS - 1.9%
International Paper Co.                                                                 2,580           115,326
                                                                                                ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 1.8%
Schering-Plough Corp.                                                                   5,962           110,178
                                                                                                ---------------
PHOTO EQUIPMENT - 1.7%
Eastman Kodak Co.                                                                       3,830           103,333
                                                                                                ---------------
PIPELINES - 1.8%
The Williams Cos., Inc.                                                                 9,213           109,635
                                                                                                ---------------
RAILROADS - 1.7%
Union Pacific Corp.                                                                     1,786           106,178
                                                                                                ---------------
SEMICONDUCTORS - 3.8%
Agere Systems, Inc.*                                                                   54,944           118,129
Micron Technology, Inc.*                                                                7,374           112,896
                                                                                                ---------------
                                                                                                        231,025
                                                                                                ---------------
SOFTWARE - 2.6%
Cadence Design Systems, Inc.*                                                           7,029           102,834
Concord Communications, Inc.*                                                           4,941            56,377
                                                                                                ---------------
                                                                                                        159,211
                                                                                                ---------------
SOFTWARE & SERVICES - 1.0%
Ascential Software Corp.*                                                               3,617   $        57,836
                                                                                                ---------------
TELECOMMUNICATIONS - 1.5%
Arris Group, Inc.*                                                                     15,369            91,292
                                                                                                ---------------
TELECOMMUNICATIONS EQUIPMENT - 1.0%
C-Cor.net Corp.*                                                                        5,824            59,929
                                                                                                ---------------
TRANSPORTATION - 2.5%
GATX Corp.                                                                              5,591           152,075
                                                                                                ---------------
WASTE MANAGEMENT - 2.1%
Clean Harbors, Inc.*                                                                   13,629           129,203
                                                                                                ---------------
Total Common Stock
  (cost $5,123,336)                                                                                   5,645,790
                                                                                                ---------------
SHORT TERM INVESTMENTS - 5.4%
MUTUAL FUNDS - 5.4%
Federated Prime Obligation                                                            227,135           227,135
SSGA Money Market Fund                                                                100,000           100,000
                                                                                                ---------------
Total Short Term Investments
  (amortized cost $327,135)                                                                             327,135
                                                                                                ---------------
TOTAL INVESTMENTS - 98.4%
  (cost $5,450,471)                                                                                   5,972,925
Other assets less liabilities - 1.6%                                                                     96,764
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     6,069,689
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)             VALUE
                                                                              ---------------   ---------------
ASSET BACKED SECURITIES - 1.7%
Airplanes Pass Through Trust
  Series D
  10.88%, 3/15/19 (3)                                                         $           494   $         4,938
California Infrastructure
  Development
  6.42%, 9/25/08                                                                          179           186,583
Peco Energy Transition Trust
  6.13%, 3/1/09                                                                           750           805,167
                                                                                                ---------------
Total Asset Backed Securities
  (cost $1,282,449)                                                                                     996,688
                                                                                                ---------------
CORPORATE DEBT OBLIGATIONS - 45.2%
AEROSPACE - 1.8%
Northrop Grumman Corp.
  9.38%, 10/15/24                                                                       1,000         1,058,785
                                                                                                ---------------
AUTOMOTIVE - 2.3%
Ford Motor Co.
  7.45%, 7/16/31                                                                          900           857,898
General Motors Acceptance Corp.
  6.13%, 9/15/06                                                                          500           520,680
                                                                                                ---------------
                                                                                                      1,378,578
                                                                                                ---------------
BROADCASTING/MEDIA - 5.2%
Continental Cablevision, Inc.
  9.50%, 8/1/13                                                                           975         1,082,240
News America, Inc.
  6.75%, 1/9/38                                                                           300           328,006
Panamsat Corp.
  6.13%, 1/15/05                                                                          675           681,750
Time Warner Entertainment Co.
  10.15%, 5/1/12                                                                          800         1,018,662
                                                                                                ---------------
                                                                                                      3,110,658
                                                                                                ---------------
BUILDING CONSTRUCTION - 4.1%
Centex Corp.
  7.35%, 4/4/06                                                                           135           144,085
D. R. Horton, Inc.
  5.00%, 1/15/09                                                                        1,000           981,250
KB HOME
  6.38%, 8/15/11 (1)                                                                    1,000           990,000
Pulte Homes, Inc.
  7.88%, 6/15/32                                                                          320           349,588
                                                                                                ---------------
                                                                                                      2,464,923
                                                                                                ---------------
ELECTRIC UTILITIES - 8.4%
Allegheny Energy
  Supply Co. LLC
  8.75%, 4/15/12 (1)                                                          $           750   $       741,562
CenterPoint Energy, Inc.
  6.85%, 6/1/15                                                                           625           635,161
Edison Mission Energy
  9.88%, 4/15/11                                                                          700           729,750
Great Lakes Power, Inc.
  9.00%, 8/1/04                                                                         1,000         1,004,374
Monongahela Power Co.
  5.00%, 10/1/06                                                                        1,000         1,021,019
PSEG Energy Holdings, Inc.
  8.50%, 6/15/11                                                                          200           214,000
Westar Energy, Inc.
  6.00%, 7/1/14                                                                           700           711,182
                                                                                                ---------------
                                                                                                      5,057,048
                                                                                                ---------------
FINANCIAL SERVICES - 2.4%
Capital One Financial Corp.
  6.25%, 11/15/13                                                                         800           808,589
Morgan Stanley
  4.75%, 4/1/14                                                                           700           645,835
                                                                                                ---------------
                                                                                                      1,454,424
                                                                                                ---------------
FOODS - 2.4%
Dole Food Co., Inc.
  7.25%, 6/15/10                                                                          700           691,250
Kraft Foods, Inc.
  5.25%, 10/1/13                                                                          750           730,676
                                                                                                ---------------
                                                                                                      1,421,926
                                                                                                ---------------
GAMING - 1.1%
MGM Mirage, Inc.
  8.50%, 9/15/10                                                                          600           648,000
                                                                                                ---------------
GAS & PIPELINE UTILITIES - 0.3%
Dynegy Holdings, Inc.
  6.88%, 4/1/11                                                                           200           172,250
                                                                                                ---------------
HEALTH SERVICES - 1.1%
Medco Health Solutions, Inc.
  7.25%, 8/15/13                                                                          650           695,964
                                                                                                ---------------
INSURANCE - 1.8%
Assurant, Inc.
  5.63%, 2/15/14                                                                          600           589,079

See Notes to Financial Statements.

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)             VALUE
                                                                              ---------------   ---------------
Liberty Mutual Group, Inc.
  7.00%, 3/15/34 (1)                                                          $           500   $       485,892
                                                                                                ---------------
                                                                                                      1,074,971
                                                                                                ---------------
OIL - 3.3%
Amerada Hess Corp.
  7.30%, 8/15/31                                                                          500           507,668
PDVSA Finance Ltd.
  8.50%, 11/16/12                                                                         775           806,000
Pemex Finance Ltd.
  9.03%, 2/15/11                                                                          600           698,094
                                                                                                ---------------
                                                                                                      2,011,762
                                                                                                ---------------
PAPER - 1.0%
Abitibi-Consolidated, Inc.
  5.25%, 6/20/08                                                                          650           616,877
                                                                                                ---------------
REAL ESTATE - 4.4%
Commercial Net Lease Realty
  6.25%, 6/15/14                                                                          750           752,151
  7.13%, 3/15/08                                                                          600           637,329
Reckson Operating Partnership
  5.15%, 1/15/11                                                                          700           678,071
Shurgard Storage Centers, Inc.
  5.88%, 3/15/13                                                                          600           591,961
                                                                                                ---------------
                                                                                                      2,659,512
                                                                                                ---------------
TELECOMMUNICATIONS - 3.5%
America Movil S.A. de C.V
  5.50%, 3/1/14 (1)                                                                       650           598,772
AT&T Wireless Services, Inc.
  8.75%, 3/1/31                                                                           500           609,584
Intelsat
  6.50%, 11/1/13                                                                          340           300,367
Sprint Capital Corp.
  6.90%, 5/1/19                                                                           600           603,574
                                                                                                ---------------
                                                                                                      2,112,297
                                                                                                ---------------
TOBACCO - 1.3%
Altria Group, Inc.
  7.00%, 11/4/13                                                                          750           763,742
                                                                                                ---------------
TRANSPORTATION - 0.8%
America West Airlines, Inc.
  6.86%, 1/2/06                                                                            11            10,845
Atlas Air, Inc.
  9.70%, 1/2/08                                                                            81            34,087
Continental Airlines, Inc.
  6.41%, 4/15/07                                                              $            77   $        71,047
  8.05%, 11/1/20                                                                          360           352,413
                                                                                                ---------------
                                                                                                        468,392
                                                                                                ---------------
Total Corporate Debt
  Obligations
  (cost $26,871,135)                                                                                 27,170,109
                                                                                                ---------------
COLLATERALIZED MORTGAGE
  OBLIGATION - 1.9%
Federal National Mortgage
  Assn.
  6.00%, 1/25/32
  (cost $1,055,258)                                                                     1,161         1,155,609
                                                                                                ---------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES - 4.4%
Commercial Mortgage Asset
  Trust Series 1999-C1 Class F
  6.25%, 1/17/32 (1)                                                                      400           356,361
CS First Boston Mortgag
  Securities Corp. Series
  2000-C1 Class A2
  7.55%, 4/14/62                                                                          400           452,992
GMAC Commercial Mortgage
  Securities, Inc. Series
  2003-C1 Class A2
  4.08%, 5/10/36                                                                          800           738,876
  4.22%, 4/10/40                                                                          220           216,337
LB-UBS Commercial
  Mortgage Trust Series
  2002-C2 Class A1
  3.83%, 6/15/26                                                                          616           623,395
Morgan Stanley Capital I
  Series 1997-XL1 Class A1
  6.59%, 10/3/30                                                                           46            46,160
Wachovia Bank Comercial
  Mortgage Trust Series
  2003-C9 Class A2
  3.96%, 12/15/35                                                                         235           231,133
                                                                                                ---------------
Total Commercial Mortgage
  Backed Securities
  (cost $2,632,191)                                                                                   2,665,254
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)             VALUE
                                                                              ---------------   ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 49.9%
Federal Home Loan Mortgage
  4.74%, 8/1/32                                                               $           883   $       889,769
  4.75%, 10/11/12                                                                       2,000         1,941,012
  5.00%, 6/1/34                                                                         1,000           966,361
  5.50%, 10/1/17                                                                          363           372,102
  5.50%, 11/1/17                                                                          703           720,320
  5.50%, 9/15/28                                                                          600           613,707
  5.50%, 6/1/33                                                                           607           606,480
  5.50%, 6/1/34                                                                           500           498,563
  5.75%, 4/15/08 (2)                                                                    1,250         1,333,963
  6.00%, 1/1/17                                                                           438           456,814
  6.00%, 2/1/29                                                                            46            47,344
  6.50%, 10/1/16                                                                          256           271,016
  6.50%, 11/1/16                                                                           30            31,673
  6.50%, 7/1/32                                                                           903           942,126
  7.00%, 11/1/29                                                                           87            91,726
  7.00%, 1/1/31                                                                            59            62,367
  7.00%, 4/1/31                                                                            18            19,398
  7.00%, 8/1/31                                                                           287           303,632
  7.50%, 3/1/30                                                                            21            22,393
  7.50%, 12/1/30                                                                           80            85,895
  9.00%, 11/1/06                                                                            2             2,380
Federal National Mortgage
  Assn.
  4.50%, 6/1/19                                                                         2,000         1,957,917
  4.63%, 10/15/13                                                                         250           240,729
  5.00%, 6/1/18                                                                           790           792,452
  5.00%, TBA                                                                            1,500         1,471,148
  5.50%, 5/2/06                                                                         4,000         4,176,232
  5.50%, 12/1/32                                                                        1,873         1,870,431
  6.00%, 12/1/13                                                                           29            30,189
  6.00%, 11/1/16                                                                           42            43,974
  6.00%, TBA                                                                            1,500         1,543,702
  8.00%, 8/1/30                                                                            11            12,258
Government National Mortgage
  Assn.
  5.50%, TBA                                                                            1,100         1,097,937
  6.00%, 8/15/16                                                                          164           171,352
  6.50%, 9/15/31                                                                          269           281,391
  6.50%, 3/15/32                                                                          325           339,907
  6.50%, 9/15/32                                                                          407           425,938
  6.50%, 10/15/32                                                             $         1,056   $     1,104,898
  7.00%, 12/15/14                                                                          39            41,626
  7.00%, 2/15/28                                                                           61            64,861
  7.50%, 3/15/30                                                                           69            74,074
  7.50%, 9/15/30                                                                          104           112,016
Republic of South Africa
  6.50%, 6/2/14                                                                           600           606,000
Tennessee Valley Authority
  Series A
  5.63%, 1/18/11                                                                          200           210,541
U.S. Treasury Bonds
  5.50%, 8/15/28 (2)                                                                      250           253,272
  7.25%, 5/15/16 (2)                                                                      195           235,744
  10.38%, 11/15/12 (2)                                                                    500           610,547
U.S. Treasury Notes
  3.88%, 1/15/09 (2)                                                                    1,719         1,916,785
                                                                                                ---------------
Total U.S. Government Agency
  Obligations
  (cost $30,114,742)                                                                                 29,964,962
                                                                                                ---------------
SHORT TERM INVESTMENTS - 2.3%
COMMERCIAL PAPER - 1.0%
American Express Credit Corp.
  1.15%, 7/15/04                                                                          622           622,000

                                                                                  SHARES
                                                                              ---------------
MUTUAL FUNDS - 1.3%
Federated Prime Obligation                                                            785,823           785,823
SSGA Money Market Fund                                                                  9,379             9,379
                                                                                                ---------------
                                                                                                        795,202
                                                                                                ---------------
Total Short Term Investments
  (cost $1,417,202)                                                                                   1,417,202
                                                                                                ---------------
TOTAL INVESTMENTS - 105.4%
  (cost $63,372,977)                                                                                 63,369,824
Other assets less
  liabilities - (5.4)%                                                                               (3,271,755)
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    60,098,069
                                                                                                ===============

TBA = to be announced
(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 these securities amounted to $3,172,587, representing 5.28% of net assets.
(2) Security or a portion of the security has been designated as collateral for TBA securities.
(3)  Security is in default.

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)             VALUE
                                                                              ---------------   ---------------
BANKERS ACCEPTANCE - 3.7%
Bank of America NA
  1.02%, 7/19/04
  (amortized cost $3,498,215)                                                 $         3,500   $     3,498,215
                                                                                                ---------------
COMMERCIAL PAPER - 70.8%
American Express Credit Corp.
  1.06%, 7/14/04                                                                        3,749         3,749,000
American General Finance Corp.
  1.12%, 7/12/04 (1)                                                                    4,200         4,198,563
BellSouth Corp.
  1.19%, 7/19/04 (1)                                                                    2,480         2,478,524
Canadian Wheat Board
  1.01%, 8/6/04                                                                         3,000         2,996,970
CIT Group Holdings, Inc.
  1.09%, 8/17/04                                                                        4,200         4,194,023
Citicorp
  1.35%, 7/1/04                                                                         2,310         2,310,000
Coca-Cola Co.
  1.02%, 7/6/04                                                                         2,000         1,999,716
  1.06%, 8/5/04                                                                           600           599,382
Diageo Capital PLC
  1.43%, 9/21/04 (1)                                                                    3,000         2,990,228
Dupont (E. I.) de Nemours & Co.
  1.03%, 7/14/04                                                                        1,500         1,499,442
FCAR Owner Trust
  1.04%, 7/7/04                                                                         2,800         2,799,515
  1.17%, 8/3/04                                                                         1,500         1,498,391
General Electric Capital Corp.
  1.06%, 7/9/04                                                                         1,300         1,300,000
  1.06%, 7/13/04                                                                        2,900         2,900,000
Household Finance Corp.
  1.04%, 7/26/04                                                                        1,900         1,900,000
  1.06%, 8/9/04                                                                         2,200         2,200,000
Merrill Lynch & Co., Inc.
  1.05%, 7/9/04                                                                         3,325         3,324,224
Morgan Stanley Dean
  Witter & Co.
  1.10%, 7/20/04                                                                        2,540         2,538,525
  1.36%, 8/26/04                                                                        1,325         1,322,197
National Rural Utilities
  Cooperative Finance Corp.
  1.20%, 7/13/04                                                                        1,639         1,638,344
  1.24%, 7/28/04                                                                        2,000         1,998,140
Pfizer, Inc.
  1.12%, 8/3/04 (1)                                                                     3,600         3,596,304
The Goldman Sachs Group, Inc.
  1.17%, 10/12/04                                                             $         1,200   $     1,195,983
The Procter & Gamble Co.
  1.40%, 9/15/04 (1)                                                                    1,000           997,045
Thunder Bay Funding, Inc.
  1.21%, 8/20/04 (1)                                                                    3,000         2,994,958
Toyota Credit de Puerto Rico
  1.06%, 7/7/04                                                                         2,800         2,799,506
  1.51%, 10/4/04                                                                        1,000           996,015
UBS Finance, Inc.
  1.04%, 7/6/04                                                                         1,500         1,499,784
  1.23%, 7/26/04                                                                        1,455         1,453,757
Wal-Mart Stores, Inc.
  1.16%, 7/20/04 (1)                                                                    1,136         1,135,305
                                                                                                ---------------
Total Commercial Paper
  (amortized cost $67,103,841)                                                                       67,103,841
                                                                                                ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.6%
Federal Home Loan Mortgage
  1.05%, 8/3/04                                                                         2,580         2,577,517
  1.48%, 10/1/04                                                                        4,500         4,482,980
Federal National Mortgage
  Assn.
  1.05%, 7/21/04                                                                        4,000         3,997,667
  1.08%, 8/4/04                                                                         5,500         5,494,390
  1.70%, 12/8/04                                                                        3,000         2,977,333
United States Treasury Bills
  1.14%, 11/4/04                                                                        1,500         1,494,015
  1.34%, 11/26/04                                                                       2,300         2,287,330
                                                                                                ---------------
Total U.S. Government Agency
  Obligations
  (amortized cost $23,311,232)                                                                       23,311,232
                                                                                                ---------------

                                                                                  SHARES
                                                                              ---------------
MUTUAL FUNDS - 1.1%
Federated Prime Obligation                                                          1,000,157         1,000,157
SSGA Money Market Fund                                                                 18,918            18,918
                                                                                                ---------------
Total Mutual Funds
  (amortized cost $1,019,075)                                                                         1,019,075
                                                                                                ---------------
TOTAL INVESTMENTS - 100.2%
  (cost $94,932,363)                                                                                 94,932,363
Other assets less
  liabilities - (0.2)%                                                                                 (197,488)
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    94,734,875
                                                                                                ===============

(1) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 these securities amounted to $18,390,927, representing 19.41% of net assets.

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
REAL ESTATE INVESTMENT TRUSTS - 97.0%
APARTMENTS - 19.7%
Archstone-Smith Trust                                                                 135,637   $     3,978,233
AvalonBay
  Communities, Inc.                                                                    82,938         4,687,656
BRE Properties, Inc.                                                                  105,904         3,680,164
Equity Residential
  Properties Trust                                                                    149,330         4,439,581
United Dominion Realty
  Trust, Inc.                                                                         113,136         2,237,830
                                                                                                ---------------
                                                                                                     19,023,464
                                                                                                ---------------
DIVERSIFIED - 4.3%
Vornado Realty Trust                                                                   72,433         4,136,649
                                                                                                ---------------
HOTELS & RESTAURANTS - 9.4%
FelCor Lodging Trust, Inc.*                                                           188,705         2,283,331
Host Marriott Corp.*                                                                  164,643         2,034,987
MeriStar Hospitality Corp.*                                                           302,325         2,067,903
Orient-Express Hotel Ltd.
  Class A                                                                             158,579         2,686,328
                                                                                                ---------------
                                                                                                      9,072,549
                                                                                                ---------------
MIXED - 5.2%
Duke Realty Corp.                                                                      64,882         2,063,896
Reckson Associates Realty
  Corp.                                                                               108,941         2,991,520
                                                                                                ---------------
                                                                                                      5,055,416
                                                                                                ---------------
MORTGAGE - 3.3%
Annaly Mortgage
  Management, Inc.                                                                    190,153         3,224,995
                                                                                                ---------------
OFFICE - 18.4%
Alexandria Real Estate
  Equities, Inc.                                                                       63,290         3,593,606
CarrAmerica Realty Corp.                                                               92,249         2,788,687
Crescent Real Estate
  Equities Co.                                                                        144,960         2,336,755
Equity Office Properties Trust                                                         58,880         1,601,536
Mack-Cali Realty Corp.                                                                 73,746         3,051,610
SL Green Realty Corp.                                                                  94,138         4,405,659
                                                                                                ---------------
                                                                                                     17,777,853
                                                                                                ---------------
REGIONAL MALLS - 11.5%
CBL & Associates
  Properties, Inc.                                                                     27,477         1,511,235
General Growth Properties, Inc.                                                       100,349         2,967,320
Macerich Co.                                                                           84,932         4,065,695
Simon Property Group, Inc.                                                             51,290         2,637,332
                                                                                                ---------------
                                                                                                     11,181,582
                                                                                                ---------------
SHOPPING CENTERS - 9.7%
Developers Diversified
  Realty Corp.                                                                        118,080   $     4,176,490
Kimco Realty Corp.                                                                     70,255         3,196,602
Regency Centers Corp.                                                                  46,481         1,994,035
                                                                                                ---------------
                                                                                                      9,367,127
                                                                                                ---------------
STORAGE - 5.0%
Public Storage, Inc.                                                                   32,607         1,500,248
Shurgard Storage Centers,
  Inc. Class A                                                                         89,239         3,337,539
                                                                                                ---------------
                                                                                                      4,837,787
                                                                                                ---------------
TRIPLE NET LEASES - 3.5%
American Financial
  Realty Trust                                                                        239,083         3,416,496
                                                                                                ---------------
WAREHOUSE & INDUSTRIAL - 7.0%
CenterPoint Properties Trust                                                           44,066         3,382,065
ProLogis Trust                                                                        104,137         3,428,190
                                                                                                ---------------
                                                                                                      6,810,255
                                                                                                ---------------
Total Real Estate
  Investment Trusts
  (cost $83,971,007)                                                                                 93,904,173
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)
                                                                              ---------------
SHORT-TERM INVESTMENTS - 2.9%
COMMERCIAL PAPER - 0.5%
General Electric Capital Corp.
  1.09%, 7/12/04                                                              $           481           481,000
                                                                                                ---------------

                                                                                  SHARES
                                                                              ---------------
MUTUAL FUNDS - 2.4%
Federated Prime Obligation                                                          1,664,781         1,664,781
SSGA Money Market Fund                                                                605,017           605,017
                                                                                                ---------------
                                                                                                      2,269,798
                                                                                                ---------------
Total Short-Term Investments
  (amortized cost $2,750,798)                                                                         2,750,798
                                                                                                ---------------
TOTAL INVESTMENTS - 99.9%
  (cost $86,721,805)                                                                                 96,654,971
Other assets less
  liabilities - 0.1%                                                                                    127,268
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    96,782,239
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 98.9%
APPAREL & TEXTILES - 0.8%
Nike, Inc.                                                                              1,050   $        79,538
                                                                                                ---------------
BEVERAGES - 1.9%
Anheuser-Busch Cos., Inc.                                                               3,850           207,900
                                                                                                ---------------
BIOTECHNOLOGY - 3.5%
Biogen Idec, Inc.*                                                                      4,250           268,812
Genetech, Inc.*                                                                         1,900           106,780
                                                                                                ---------------
                                                                                                        375,592
                                                                                                ---------------
CABLE TV SERVICES - 1.4%
Comcast Corp. Class A Special*                                                          5,550           153,236
                                                                                                ---------------
CAPITAL MARKETS - 1.4%
T. Rowe Price Group, Inc.                                                               3,000           151,200
                                                                                                ---------------
COMMUNICATION EQUIPMENT - 3.2%
Cisco Systems, Inc.*                                                                   14,425           341,872
                                                                                                ---------------
COMPUTERS & BUSINESS EQUIPMENT - 0.6%
EMC Corp.*                                                                              5,200            59,280
                                                                                                ---------------
CONSUMER PRODUCTS - 1.1%
Fortune Brands, Inc.                                                                    1,600           120,688
                                                                                                ---------------
DATA PROCESSING SERVICES - 2.8%
Automatic Data Processing, Inc.                                                         7,200           301,536
                                                                                                ---------------
DRUGS & PHARMACEUTICAL - 0.8%
Millennium
  Pharmaceuticals, Inc.*                                                                6,200            85,560
                                                                                                ---------------
ELECTRONICS - SEMICONDUCTORS - 4.4%
Advanced Micro Devices, Inc.*                                                           7,300           116,070
Altera Corp.*                                                                           9,200           204,424
Broadcom Corp. Class A*                                                                 3,200           149,664
                                                                                                ---------------
                                                                                                        470,158
                                                                                                ---------------
FINANCIAL SERVICES - 2.0%
Affiliated Managers Group, Inc.*                                                        1,025            51,629
American Express Co.                                                                    3,250           166,985
                                                                                                ---------------
                                                                                                        218,614
                                                                                                ---------------
FOOD & STAPLES RETAILING - 1.9%
Wal-Mart Stores, Inc.                                                                   3,850           203,126
                                                                                                ---------------
HEALTH CARE - DRUGS, MAJOR - 1.0%
Abbott Laboratories, Inc.                                                               2,500           101,900
                                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Boston Scientific Corp.*                                                                4,100   $       175,480
                                                                                                ---------------
HEALTH CARE FACILITIES - 1.7%
Medtronic, Inc.                                                                         3,800           185,136
                                                                                                ---------------
HEALTH CARE PROVIDER & SERVICES - 7.5%
Aetna, Inc.*                                                                            1,900           161,500
Anthem, Inc.*                                                                           1,300           116,428
Caremark Rx, Inc.*                                                                      5,400           177,876
HCA, Inc.                                                                               5,700           237,063
Pacificare Health Systems, Inc.*                                                        2,900           112,114
                                                                                                ---------------
                                                                                                        804,981
                                                                                                ---------------
HOTELS - 2.0%
Starwood Hotels & Resorts
  Worlwide, Inc.                                                                        4,650           208,553
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES - 5.7%
General Electric Co.                                                                    6,700           217,080
Tyco International Ltd.                                                                11,750           389,395
                                                                                                ---------------
                                                                                                        606,475
                                                                                                ---------------
INSURANCE - 1.7%
American International
  Group, Inc.                                                                           2,600           185,328
                                                                                                ---------------
INSURANCE - LIFE/HEALTH - 1.5%
AFLAC, Inc.                                                                             4,000           163,240
                                                                                                ---------------
INTERNET & CATALOG RETAIL - 6.0%
eBay, Inc.*                                                                             3,600           331,020
Netflix, Inc.*                                                                          8,550           307,372
                                                                                                ---------------
                                                                                                        638,392
                                                                                                ---------------
MATERIALS - 1.3%
The Dow Chemical Co.                                                                    3,300           134,310
                                                                                                ---------------
MEDIA - 2.5%
XM Satellite Radio Holdings,
  Inc. Class A*                                                                         9,850           268,807
                                                                                                ---------------
MEDICAL PRODUCTS - 0.3%
Stryker Corp.                                                                             500            27,500
                                                                                                ---------------
MULTIMEDIA - 0.7%
Viacom, Inc. Class A                                                                    2,000            71,440
                                                                                                ---------------
OIL - EXPLORATION & PRODUCTION - 0.5%
EOG Resources, Inc.                                                                       950            56,725
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
OIL & GAS - 1.1%
Devon Energy Corp.                                                                      1,775   $       117,150
                                                                                                ---------------
PHARMACEUTICALS - 5.5%
ImClone Systems, Inc.*                                                                  1,000            85,790
Pfizer, Inc.                                                                           11,750           402,790
Teva Pharmaceutical Industries
  Ltd. ADR                                                                              1,550           104,299
                                                                                                ---------------
                                                                                                        592,879
                                                                                                ---------------
PUBLISHING - NEWSPAPERS - 0.8%
Gannett Co., Inc.                                                                         950            80,608
                                                                                                ---------------
RETAIL - 1.8%
Bed Bath & Beyond, Inc.*                                                                2,200            84,590
CVS Corp.                                                                               2,550           107,151
                                                                                                ---------------
                                                                                                        191,741
                                                                                                ---------------
RETAIL - DISCOUNTERS - 2.7%
Target Corp.                                                                            6,850           290,920
                                                                                                ---------------
SEMICONDUCTORS - 5.0%
Linear Technology Corp.                                                                 6,950           274,316
Teradyne, Inc.*                                                                        11,650           264,455
                                                                                                ---------------
                                                                                                        538,771
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 5.1%
Analog Devices, Inc.                                                                    3,750           176,550
Applied Materials, Inc.*                                                               18,800           368,856
                                                                                                ---------------
                                                                                                        545,406
                                                                                                ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT - 0.5%
Maxim Integrated Products, Inc.                                                         1,100   $        57,662
                                                                                                ---------------
SOFTWARE - 11.3%
Microsoft Corp.                                                                        16,000           456,960
Oracle Corp.*                                                                          16,100           192,073
VERITAS Software Corp.*                                                                 4,750           131,575
Yahoo!, Inc.*                                                                          11,700           425,061
                                                                                                ---------------
                                                                                                      1,205,669
                                                                                                ---------------
SOFTWARE & SERVICES - 1.7%
First Data Corp.                                                                        3,950           175,854
                                                                                                ---------------
SPECIALTY RETAIL - 0.5%
The Home Depot, Inc.                                                                    1,600            56,320
                                                                                                ---------------
TRAVEL & LEISURE - 3.1%
Carnival Corp.                                                                          2,400           112,800
Royal Caribbean Cruises Ltd.                                                            5,050           219,220
                                                                                                ---------------
                                                                                                        332,020
                                                                                                ---------------
TOTAL INVESTMENTS - 98.9%
  (cost $9,718,842)                                                                                  10,581,567
Other assets less liabilities - 1.1%                                                                    116,754
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    10,698,321
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 98.4%
AEROSPACE & DEFENSE - 2.1%
United Technologies Corp.                                                               2,100   $       192,108
                                                                                                ---------------
APPLICATION SOFTWARE - 0.7%
PalmSource, Inc.*                                                                       3,700            63,418
                                                                                                ---------------
BIOTECHNOLOGY - 3.1%
Amgen, Inc.*                                                                            2,650           144,611
Biogen Idec, Inc.*                                                                      2,200           139,150
                                                                                                ---------------
                                                                                                        283,761
                                                                                                ---------------
CAPITAL MARKETS - 2.4%
T. Rowe Price Group, Inc.                                                               4,400           221,760
                                                                                                ---------------
COMMUNICATION EQUIPMENT - 3.1%
Cisco Systems, Inc.*                                                                    9,100           215,670
Corning, Inc.*                                                                          5,400            70,524
                                                                                                ---------------
                                                                                                        286,194
                                                                                                ---------------
COMPUTERS & BUSINESS EQUIPMENT - 1.0%
Hewlett-Packard Co.                                                                     4,400            92,840
                                                                                                ---------------
CONGLOMERATES - 4.4%
Tyco International Ltd.                                                                12,300           407,622
                                                                                                ---------------
COSMETICS & TOILETRIES - 1.3%
Kimberly-Clark Corp.                                                                    1,800           118,584
                                                                                                ---------------
DATA PROCESSING SERVICES - 1.1%
Automatic Data Processing, Inc.                                                         2,500           104,700
                                                                                                ---------------
DIVERSIFIED FINANCIALS - 2.4%
Citigroup, Inc.                                                                         4,725           219,713
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 2.6%
Dover Corp.                                                                             5,700           239,970
                                                                                                ---------------
DRUGS & HEALTH CARE - 1.6%
Boston Scientific Corp.*                                                                3,500           149,800
                                                                                                ---------------
ELECTRONICS - SEMICONDUCTORS - 1.6%
Altera Corp.*                                                                           6,500           144,430
                                                                                                ---------------
FINANCE - 0.8%
The First Marblehead Corp.*                                                             1,900            76,494
                                                                                                ---------------
FOOD & STAPLES RETAILING - 1.9%
Wal-Mart Stores, Inc.                                                                   3,400           179,384
                                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Guidant Corp.                                                                           1,900           106,172
                                                                                                ---------------
HEALTH CARE PROVIDER & SERVICES - 1.0%
HCA, Inc.                                                                               2,300   $        95,657
                                                                                                ---------------
HOTELS - 4.6%
Mandalay Resort Group                                                                   3,100           212,784
Starwood Hotels & Resorts
  Worlwide, Inc.                                                                        4,700           210,795
                                                                                                ---------------
                                                                                                        423,579
                                                                                                ---------------
HOTELS, RESTAURANT & LEISURE - 2.2%
Royal Caribbean Cruises Ltd.                                                            4,700           204,027
                                                                                                ---------------
INDUSTRIAL - 2.1%
Rockwell Automation, Inc.                                                               5,100           191,301
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES - 3.5%
General Electric Co.                                                                   10,050           325,620
                                                                                                ---------------
INSURANCE - 4.4%
American International Group, Inc.                                                      2,500           178,200
MGIC Investment Corp.                                                                   2,950           223,787
                                                                                                ---------------
                                                                                                        401,987
                                                                                                ---------------
INSURANCE - LIFE/HEALTH - 2.1%
AFLAC, Inc.                                                                             4,700           191,807
                                                                                                ---------------
INTERNET & CATALOG RETAIL - 5.0%
eBay, Inc.*                                                                             3,650           335,617
Netflix, Inc.*                                                                          3,400           122,230
                                                                                                ---------------
                                                                                                        457,847
                                                                                                ---------------
LEISURE & ENTERTAINMENT - 1.2%
Multimedia Games, Inc.*                                                                 4,000           107,280
                                                                                                ---------------
MEDIA - 3.9%
The Walt Disney Co.                                                                    10,000           254,900
XM Satellite Radio Holdings, Inc.
  Class A*                                                                              3,700           100,973
                                                                                                ---------------
                                                                                                        355,873
                                                                                                ---------------
MEDICAL PRODUCTS - 2.6%
INAMED Corp.*                                                                           1,900           119,415
Stryker Corp.                                                                           2,100           115,500
                                                                                                ---------------
                                                                                                        234,915
                                                                                                ---------------
MULTILINE RETAIL - 3.0%
Target Corp.                                                                            3,100           131,657
The TJX Cos., Inc.                                                                      5,800           140,012
                                                                                                ---------------
                                                                                                        271,669
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
MULTIMEDIA - 1.0%
Viacom, Inc. Class A                                                                    2,500   $        89,300
                                                                                                ---------------
OIL & GAS - 2.5%
ChevronTexaco Corp.                                                                     2,400           225,864
                                                                                                ---------------
PHARMACEUTICALS - 7.9%
Bristol-Myers Squibb Co.                                                                4,700           115,150
Johnson & Johnson                                                                       3,500           194,950
Merck & Co., Inc.                                                                       2,500           118,750
Pfizer, Inc.                                                                            8,605           294,979
                                                                                                ---------------
                                                                                                        723,829
                                                                                                ---------------
PUBLISHING - NEWSPAPERS - 1.0%
Gannett Co., Inc.                                                                       1,100            93,335
                                                                                                ---------------
RETAIL - 3.1%
Best Buy Co., Inc.                                                                      3,000           152,220
CVS Corp.                                                                               3,100           130,262
                                                                                                ---------------
                                                                                                        282,482
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT - 3.9%
Analog Devices, Inc.                                                                    2,900           136,532
Applied Materials, Inc.*                                                                5,800           113,796
Teradyne, Inc.*                                                                         4,700           106,690
                                                                                                ---------------
                                                                                                        357,018
                                                                                                ---------------
SEMICONDUCTORS - 2.3%
Intel Corp.                                                                             5,525   $       152,490
Texas Instruments, Inc.                                                                 2,500            60,450
                                                                                                ---------------
                                                                                                        212,940
                                                                                                ---------------
SOFTWARE - 5.6%
Microsoft Corp.                                                                        10,570           301,879
Yahoo!, Inc.*                                                                           5,900           214,347
                                                                                                ---------------
                                                                                                        516,226
                                                                                                ---------------
SPECIALTY RETAIL - 1.3%
The Home Depot, Inc.                                                                    3,500           123,200
                                                                                                ---------------
TOBACCO - 0.7%
Altria Group, Inc.                                                                      1,300            65,065
                                                                                                ---------------
TRAVEL & LEISURE - 2.2%
Carnival Corp.                                                                          4,400           206,800
                                                                                                ---------------
TOTAL INVESTMENTS - 98.4%
  (cost $7,852,893)                                                                                   9,044,571
Other assets less liabilities - 1.6%                                                                    146,022
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     9,190,593
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 95.4%
AEROSPACE & DEFENSE - 1.2%
Alliant Techsystems, Inc. *                                                             1,310   $        82,975
                                                                                                ---------------
APPAREL & TEXTILES - 1.0%
Quiksilver, Inc.*                                                                       3,000            71,430
                                                                                                ---------------
BANKS - 2.3%
Bank Mutual Corp.                                                                       6,903            75,242
UCBH Holdings, Inc.                                                                     2,090            82,597
                                                                                                ---------------
                                                                                                        157,839
                                                                                                ---------------
BIOTECHNOLOGY - 2.5%
Onyx Pharmaceuticals, Inc.*                                                             1,250            52,950
QLT, Inc.*                                                                              3,150            63,063
Telik, Inc.*                                                                            2,200            52,514
                                                                                                ---------------
                                                                                                        168,527
                                                                                                ---------------
BUSINESS SERVICES - 1.4%
Gevity HR, Inc.                                                                         3,700            96,903
                                                                                                ---------------
COMMERCIAL SERVICES - 1.2%
CoStar Group, Inc.*                                                                     1,800            82,674
                                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Education Management Corp.*                                                             2,570            84,450
Westcorp                                                                                1,850            84,083
                                                                                                ---------------
                                                                                                        168,533
                                                                                                ---------------
COMMUNICATION EQUIPMENT - 1.0%
Advanced Fibre Communications,
  Inc.*                                                                                 3,450            69,690
                                                                                                ---------------
COMPUTER SERVICES - 1.4%
Brocade Communications
  Systems, Inc.*                                                                        9,200            55,016
Intelligroup, Inc.*                                                                     7,350            38,073
                                                                                                ---------------
                                                                                                         93,089
                                                                                                ---------------
COMPUTER SOFTWARE - 2.6%
Hyperion Solutions Corp.*                                                               2,100            91,812
Take Two Interactive
  Software, Inc.*                                                                       2,750            84,260
                                                                                                ---------------
                                                                                                        176,072
                                                                                                ---------------
DATA PROCESSING SERVICES - 1.0%
Global Payments, Inc.                                                                   1,500            67,530
                                                                                                ---------------
DIVERSIFIED FINANCIALS - 1.2%
Affiliated Managers Group, Inc.*                                                        1,595            80,340
                                                                                                ---------------
DRUGS - 0.8%
Cubist Pharmaceuticals, Inc.*                                                           4,750   $        52,725
                                                                                                ---------------
DRUGS & HEALTH CARE - 0.9%
Ligand Pharmaceuticals, Inc.*                                                           3,400            59,092
                                                                                                ---------------
EDUCATION SERVICES - 0.9%
Universal Technical Institute Inc.*                                                     1,600            63,952
                                                                                                ---------------
ELECTRICAL EQUIPMENT - 1.2%
Roper Industries, Inc.                                                                  1,500            85,350
                                                                                                ---------------
ELECTRONICS - 1.9%
Rogers Corp.*                                                                             450            31,455
Trimble Navigation Ltd.*                                                                3,650           101,434
                                                                                                ---------------
                                                                                                        132,889
                                                                                                ---------------
ELECTRONICS - SEMICONDUCTORS - 2.2%
AMIS Hldgs, Inc.*                                                                       4,000            67,680
Silicon Image, Inc*                                                                     3,300            43,329
SiRF Technology Holdings, Inc.*                                                         3,050            39,863
                                                                                                ---------------
                                                                                                        150,872
                                                                                                ---------------
FINANCE - 1.4%
The First Marblehead Corp.*                                                             2,400            96,624
                                                                                                ---------------
FINANCIAL SERVICES - 2.1%
National Financial Partners Corp.                                                       2,300            81,121
Piper Jaffray Cos., Inc.*                                                               1,400            63,322
                                                                                                ---------------
                                                                                                        144,443
                                                                                                ---------------
FOOD & STAPLES RETAILING - 1.5%
NeighborCare, Inc.*                                                                     3,400           106,522
                                                                                                ---------------
HEALTH CARE PROVIDER & SERVICES - 8.0%
Accredo Health, Inc.*                                                                   2,200            85,690
LifePoint Hospitals, Inc.*                                                              2,300            85,606
Molina Healthcare, Inc.*                                                                2,500            95,450
Psychiatric Solutions, Inc.*                                                            3,750            93,487
Sierra Health Services, Inc.*                                                           2,250           100,575
VCA Antech, Inc.*                                                                       1,900            85,158
                                                                                                ---------------
                                                                                                        545,966
                                                                                                ---------------
HEALTH CARE - SPECIALIZED SERVICE - 1.3%
Sunrise Senior Living, Inc.*                                                            2,225            87,087
                                                                                                ---------------
HEALTH SERVICES - 0.7%
Life Time Fitness, Inc.*                                                                2,200            46,200
Wellcare Group, Inc.*                                                                     250             4,250
                                                                                                ---------------
                                                                                                         50,450
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
HOTELS, RESTAURANTS & LEISURE - 4.0%
Applebee's International, Inc.                                                          3,630   $        83,563
Multimedia Games, Inc.*                                                                 2,300            61,686
P. F. Chang's China Bistro, Inc.*                                                       1,500            61,725
Station Casinos, Inc.                                                                   1,400            67,760
                                                                                                ---------------
                                                                                                        274,734
                                                                                                ---------------
INSURANCE - 1.1%
Arch Capital Group Ltd.*                                                                1,880            74,974
                                                                                                ---------------
INTERNET SOFTWARE & SERVICES - 6.8%
Alliance Data Systems Corp.*                                                            2,250            95,063
Chordiant Software, Inc.*                                                              16,500            75,240
Digitas, Inc.*                                                                          5,100            56,253
Lionbridge Technologies, Inc.*                                                          6,900            52,785
Openwave Systems, Inc.*                                                                 5,366            68,148
SonicWall, Inc.*                                                                        5,600            48,160
ValueClick, Inc.*                                                                       6,050            72,479
                                                                                                ---------------
                                                                                                        468,128
                                                                                                ---------------
INFORMATION TECHNOLOGY CONSULTING &
  SERVICES - 0.4%
iVillage Inc.*                                                                          3,900            24,765
                                                                                                ---------------
MACHINERY - 2.2%
Actuant Corp. Class A*                                                                  2,055            80,124
Terex Corp.*                                                                            2,000            68,260
                                                                                                ---------------
                                                                                                        148,384
                                                                                                ---------------
MEDIA - 1.1%
Media General, Inc. Class A                                                             1,160            74,495
                                                                                                ---------------
MEDICAL DEVICES - 5.0%
Advanced Medical Optics, Inc.*                                                          2,300            97,911
Dade Behring Holdings, Inc.*                                                            1,450            68,904
Given Imaging Ltd.*                                                                       400            14,164
Intuitive Surgical, Inc.*                                                               3,900            74,100
Wright Medical Group, Inc.*                                                             2,425            86,330
                                                                                                ---------------
                                                                                                        341,409
                                                                                                ---------------
MEDICAL PRODUCTS - 2.1%
Immucor, Inc.*                                                                          2,800            91,140
Mentor Corp.                                                                            1,575            54,007
                                                                                                ---------------
                                                                                                        145,147
                                                                                                ---------------
NETWORKING EQUIPMENT - 1.0%
Foundry Networks, Inc.*                                                                 4,800            67,536
                                                                                                ---------------
OIL - EXPLORATION & PRODUCTION - 1.2%
Swift Energy Co.*                                                                       3,900            86,034
                                                                                                ---------------
OIL & GAS - 2.8%
Evergreen Resources, Inc.*                                                              2,500   $       101,000
Varco International, Inc.*                                                              4,150            90,843
                                                                                                ---------------
                                                                                                        191,843
                                                                                                ---------------
PAPER & FOREST PRODUCTS - 1.1%
Louisiana-Pacific Corp.                                                                 3,250            76,863
                                                                                                ---------------
PHARMACEUTICALS - 2.6%
Eyetech Pharmaceuticals Inc.*                                                           1,100            47,212
Medicines Co.*                                                                          2,750            83,902
Vicuron Phamaceuticals, Inc.*                                                           3,800            47,728
                                                                                                ---------------
                                                                                                        178,842
                                                                                                ---------------
PUBLISHING - 0.9%
Playboy Enterprises, Inc. Class B*                                                      5,100            59,211
                                                                                                ---------------
RADIO & TV BROADCASTING - 1.1%
Spanish Broadcasting System,
  Inc. Class A*                                                                         8,500            79,135
                                                                                                ---------------
RAILROADS - 0.9%
J. B. Hunt Transportation
  Services, Inc.                                                                        1,660            64,043
                                                                                                ---------------
RETAILING - 2.2%
Guitar Center, Inc.*                                                                    1,750            77,822
PETCO Animal Supplies, Inc.*                                                            2,250            72,473
                                                                                                ---------------
                                                                                                        150,295
                                                                                                ---------------
RETAIL - APPAREL - 2.1%
Aeropostale, Inc.*                                                                      3,175            85,439
The Children's Place Retail
  Stores, Inc.*                                                                         2,500            58,800
                                                                                                ---------------
                                                                                                        144,239
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT - 2.0%
Axcelis Technologies, Inc.*                                                             5,800            72,152
Brooks Automation, Inc.*                                                                3,400            68,510
                                                                                                ---------------
                                                                                                        140,662
                                                                                                ---------------
SEMICONDUCTORS - 2.0%
Fairchild Semiconductor Corp.
  Class A*                                                                              4,110            67,281
Integrated Circuit Systems, Inc.*                                                       2,550            69,258
                                                                                                ---------------
                                                                                                        136,539
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 1.2%
Semtech Corp.*                                                                          3,600            84,744
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT - 1.2%
Avid Technology, Inc.*                                                                  1,500   $        81,855
                                                                                                ---------------
SOFTWARE - 3.6%
Fair, Issac & Co., Inc.                                                                 1,445            48,234
Open Solutions, Inc.*                                                                   3,400            84,932
Quest Software, Inc.*                                                                   3,300            42,570
Verity, Inc.*                                                                           5,250            70,928
                                                                                                ---------------
                                                                                                        246,664
                                                                                                ---------------
SPECIALTY RETAIL - 1.3%
AnnTaylor Stores Corp.*                                                                 3,075            89,114
                                                                                                ---------------
TRANSPORTATION - 0.9%
Sirva, Inc.*                                                                            2,600            59,800
                                                                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES - 1.3%
SpectraSite, Inc.*                                                                      2,000            86,440
                                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS - 1.1%
MSC Industrial Direct Co.,
  Inc. Class A                                                                          2,300            75,532
                                                                                                ---------------
Total Common Stock
  (cost $5,851,760)                                                                                   6,543,001
                                                                                                ---------------
SHORT TERM INVESTMENTS - 3.1%
MUTUAL FUNDS - 0.2%
SSGA Money Market Fund                                                                 10,715            10,715
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)             VALUE
                                                                              ---------------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Mortgage
  Discount Notes
  1.00%, 8/10/04                                                              $           100   $        99,878
Federal National Mortgage Assn.
  Discount Notes
  1.12%, 8/11/04                                                                          100            99,872
                                                                                                ---------------
                                                                                                        199,750
                                                                                                ---------------
Total Short Term Investments
  (amortized cost $210,465)                                                                             210,465
                                                                                                ---------------
TOTAL INVESTMENTS - 98.5%
  (cost $6,062,225)                                                                                   6,753,466
Other assets less liabilities - 1.5%                                                                    101,775
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     6,855,241
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                COUNTRY
                                                                 CODE             SHARES             VALUE
                                                            ---------------   ---------------   ---------------
COMMON STOCK - 98.6%
BANKING S & L - 24.9%
Bank One Corp.                                                                          9,200   $       469,200
Commerce Bancorp,
  Inc.                                                                                  5,600           308,056
Fifth Third Bancorp                                                                     7,900           424,862
Golden West Financial
  Corp.                                                                                 4,600           489,210
Wells Fargo & Co.                                                                       7,200           412,056
                                                                                                ---------------
                                                                                                      2,103,384
                                                                                                ---------------
CONSUMER PRODUCTS & SERVICES - 3.6%
Altria Group, Inc.                                                                      6,100           305,305
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 7.7%
Tyco International Ltd.                                                                19,700           652,858
                                                                                                ---------------
FINANCIAL SERVICES - 23.2%
American Express Co.                                                                   13,000           667,940
D&B Corp.*                                                                              8,100           436,671
H&R Block, Inc.                                                                         8,600           410,048
Moodys Corp.                                                                            5,400           349,164
Providian Financial
  Corp.*                                                                                6,700            98,289
                                                                                                ---------------
                                                                                                      1,962,112
                                                                                                ---------------
INSURANCE - 25.2%
American International
  Group, Inc.                                                                           3,650           260,172
Berkshire Hathaway,
  Inc. Class A*                                                                             4           355,800
China Life Insurance
  Co., Ltd. ADR*                                                                        1,900            45,011
Cincinnati Financial
  Corp.                                                                                 7,350           319,872
Everest Re Group,Ltd                                                                    2,100           168,756
FPIC Insurance
  Group, Inc.*                                                                          4,000            98,760
Loews Corp.                                                                             3,600           215,856
Markel Corp.*                                                                             700           194,250
The Progressive Corp.                                                                   1,000            85,300
Transatlantic Holdings,
  Inc.                                                                                  4,750           384,702
                                                                                                ---------------
                                                                                                      2,128,479
                                                                                                ---------------
INVESTMENT FIRM - 10.6%
Citigroup, Inc.                                                                         8,400   $       390,600
Julius Baer Holding,
  Ltd. AG                                                   CH                          1,800           499,641
                                                                                                ---------------
                                                                                                        890,241
                                                                                                ---------------
PACKAGING - 3.4%
Sealed Air Corp.*                                                                       5,300           282,331
                                                                                                ---------------
Total Common Stock
  (cost $6,675,991)                                                                                   8,324,710
                                                                                                ---------------
TOTAL INVESTMENTS - 98.6%
  (cost $6,675,991)                                                                                   8,324,710
Other assets less
  liabilities - 1.4%                                                                                    117,024
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     8,441,734
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                COUNTRY
                                                                 CODE             SHARES             VALUE
                                                            ---------------   ---------------   ---------------
COMMON STOCK - 99.0%
BANKING S & L - 16.8%
Bank One Corp.                                                                         32,800   $     1,672,800
Fifth Third Bancorp                                                                    13,900           747,542
Golden West Financial
  Corp.                                                                                13,100         1,393,185
HSBC Holdings PLC                                           GB                        124,196         1,846,272
Lloyds TSB Group
  PLC ADR                                                                              11,800           376,184
State Street Corp.                                                                      2,600           127,504
Wells Fargo & Co.                                                                      27,500         1,573,825
                                                                                                ---------------
                                                                                                      7,737,312
                                                                                                ---------------
BUILDING MATERIALS - 1.3%
Martin Marietta
  Materials, Inc.                                                                       7,000           310,310
Vulcan Materials Co.                                                                    6,500           309,075
                                                                                                ---------------
                                                                                                        619,385
                                                                                                ---------------
COMMUNICATION SERVICES - 2.9%
Comcast Corp.
  Class A Special*                                                                     47,900         1,322,519
                                                                                                ---------------
COMPUTERS - 2.2%
Lexmark International,
  Inc. Class A*                                                                        10,600         1,023,218
                                                                                                ---------------
CONSUMER PRODUCTS & SERVICES - 5.1%
Altria Group, Inc.                                                                     46,600         2,332,330
                                                                                                ---------------
DIVERSIFIED INTERESTS & HOLDINGS - 0.4%
Rentokil Initial PLC                                        GB                         73,700           193,068
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 4.8%
Tyco International Ltd.                                                                66,330         2,198,176
                                                                                                ---------------
DRUGS - 0.5%
Novartis AG                                                 CH                          5,200           229,491
                                                                                                ---------------
ELECTRONICS - 0.1%
Agere Systems, Inc.
  Class A*                                                                             27,700            63,710
                                                                                                ---------------
ENERGY SOURCES - 2.1%
Devon Energy Corp.                                                                     14,600           963,600
                                                                                                ---------------
FINANCIAL SERVICES - 11.7%
American Express Co.                                                                   61,900   $     3,180,422
D&B Corp.*                                                                              9,300           501,363
H&R Block, Inc.                                                                        10,900           519,712
Moody's Corp.                                                                           8,600           556,076
Providian Financial
  Corp.*                                                                               12,200           178,974
Takefuji Corp.                                              JP                          6,300           455,741
                                                                                                ---------------
                                                                                                      5,392,288
                                                                                                ---------------
FOOD, BEVERAGES & RESTAURANTS - 4.0%
Diageo PLC ADR                                                                         13,300           728,175
Heineken Holding NV
  Class A                                                   NL                         14,325           420,179
Hershey Foods Corp.                                                                     9,800           453,446
Kraft Foods, Inc.
  Class A                                                                               7,500           237,600
                                                                                                ---------------
                                                                                                      1,839,400
                                                                                                ---------------
HEALTH CARE FACILITIES - 0.9%
HCA, Inc.                                                                              10,400           432,536
                                                                                                ---------------
INSURANCE - 19.3%
American International
  Group, Inc.                                                                          34,700         2,473,416
Aon Corp.                                                                              15,400           438,438
Berkshire Hathaway,
  Inc. Class A*                                                                            25         2,223,750
Loews Corp.                                                                            14,200           851,432
Markel Corp.*                                                                             200            55,500
Marsh & McLennan
  Cos., Inc.                                                                            2,500           113,450
The Chubb Corp.                                                                         2,100           143,178
The Principal Financial
  Group, Inc.                                                                           5,200           180,856
The Progressive Corp.                                                                  18,400         1,569,520
Transatlantic Holdings,
  Inc.                                                                                 10,150           822,048
                                                                                                ---------------
                                                                                                      8,871,588
                                                                                                ---------------
INVESTMENT FIRM - 4.2%
Citigroup, Inc.                                                                        33,033         1,536,034
Morgan Stanley                                                                          7,500           395,775
                                                                                                ---------------
                                                                                                      1,931,809
                                                                                                ---------------
MULTIMEDIA - 1.3%
Lagardere S.C.A.                                            FR                          9,800           612,984
                                                                                                ---------------

See Notes to Financial Statements.

                                                                COUNTRY
                                                                 CODE             SHARES             VALUE
                                                            ---------------   ---------------   ---------------
OIL & GAS - 5.6%
ConocoPhillips                                                                         15,064   $     1,149,233
EOG Resources, Inc.                                                                    11,100           662,781
Occidental Petroleum
  Corp.                                                                                10,500           508,305
Transocean, Inc.*                                                                       8,500           245,990
                                                                                                ---------------
                                                                                                      2,566,309
                                                                                                ---------------
PACKAGING - 3.1%
Sealed Air Corp.*                                                                      26,600         1,416,982
                                                                                                ---------------
PHARMACEUTICALS - 2.5%
Eli Lilly & Co.                                                                         8,700           608,217
Merck & Co.                                                                             3,100           147,250
Pfizer, Inc.                                                                           11,380           390,106
                                                                                                ---------------
                                                                                                      1,145,573
                                                                                                ---------------
PUBLISHING - 0.6%
Gannett, Inc.                                                                           3,500           296,975
                                                                                                ---------------
REAL ESTATE - 2.7%
CenterPoint Properties
  Trust                                                                                10,898           836,422
Marriott International,
  Inc. Class A                                                                          7,800           389,064
                                                                                                ---------------
                                                                                                      1,225,486
                                                                                                ---------------
RETAILING - 3.1%
Costco Wholesale
  Corp.                                                                                34,800         1,429,236
                                                                                                ---------------
SOFTWARE - 1.3%
Microsoft Corp.                                                                        20,600           588,336
                                                                                                ---------------
TELECOMMUNICATIONS - 0.8%
Nokia Corp. ADR                                                                         9,500           138,130
SK Telecom Co.,
  Ltd. ADR                                                                             10,400           218,296
                                                                                                ---------------
                                                                                                        356,426
                                                                                                ---------------
TRANSPORTATION - 0.9%
United Parcel Services,
  Inc. Class B                                                                          5,500   $       413,435
                                                                                                ---------------
WHOLESALE & RETAIL - 0.8%
AutoZone, Inc.*                                                                         4,900           392,490
                                                                                                ---------------
Total Common Stock
  (cost $38,288,817)                                                                                 45,594,662
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)
                                                                              ---------------
SHORT TERM INVESTMENT - 1.6%
REPURCHASE AGREEMENT - 1.6%
State Street Bank and Trust Company 1.35%, 7/1/04
  (collateralized by $770,000 Federal Home Loan
  Bank, 1.400%, 06/17/05 with a value of $763,838)
  (amortized cost $745,000)                                                   $           745           745,000
                                                                                                ---------------
TOTAL INVESTMENTS - 100.6%
  (cost $39,033,817)                                                                                 46,339,662
Liabilities in excess of other
  assets - (0.6%)                                                                                      (267,318)
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    46,072,344
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland
FR = France
GB = Great Britain
JP = Japan
NL = Netherlands

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 97.6%
ADVERTISING - 1.1%
Getty Images, Inc.*                                                                     1,300   $        78,000
                                                                                                ---------------
APPAREL & TEXTILES - 1.6%
Coach, Inc.*                                                                            2,400           108,456
                                                                                                ---------------
AUTO PARTS - 0.9%
Gentex Corp.                                                                            1,500            59,520
                                                                                                ---------------
BEVERAGES - 0.5%
Constellation Brands, Inc. Class A*                                                     1,000            37,130
                                                                                                ---------------
BIOTECH RESEARCH & PRODUCTION - 1.2%
Gilead Sciences, Inc.*                                                                  1,300            87,100
                                                                                                ---------------
BIOTECHNOLOGY - 1.5%
Invitrogen Corp.*                                                                         750            53,992
Protein Design Labs, Inc.*                                                              2,650            50,695
                                                                                                ---------------
                                                                                                        104,687
                                                                                                ---------------
BUILDING & CONSTRUCTION - 0.5%
Centex Corp.                                                                              800            36,600
                                                                                                ---------------
BUSINESS SERVICES - 5.8%
Alliance Data Systems Corp.*                                                            3,750           158,437
Stericycle, Inc.*                                                                       2,000           103,480
The Corporate Executive Board Co.                                                       2,500           144,475
                                                                                                ---------------
                                                                                                        406,392
                                                                                                ---------------
CASINOS & GAMBLING - 1.4%
International Game Technology                                                           2,500            96,500
                                                                                                ---------------
COMMUNICATION SERVICES - 2.6%
Nextel Partners, Inc. Class A*                                                          8,000           127,360
Western Wireless Corp. Class A*                                                         2,000            57,820
                                                                                                ---------------
                                                                                                        185,180
                                                                                                ---------------
COMPUTERS & BUSINESS EQUIPMENT - 4.3%
Lexmark International, Inc.*                                                              700            67,571
Zebra Technologies Corp. Class A*                                                       2,700           234,900
                                                                                                ---------------
                                                                                                        302,471
                                                                                                ---------------
COMPUTER SERVICES - 1.1%
Cognizant Technology Solutions
  Corp. Class A*                                                                        3,000            76,230
                                                                                                ---------------
COMPUTERS - 1.2%
Apple Computer, Inc.*                                                                   2,500            81,350
                                                                                                ---------------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 2.5%
Juniper Networks, Inc.*                                                                 2,800   $        68,796
Mercury Interactive Corp.*                                                              2,200           109,626
                                                                                                ---------------
                                                                                                        178,422
                                                                                                ---------------
CONSUMER FINANCE - 0.9%
The First Marblehead Corp.*                                                             1,600            64,416
                                                                                                ---------------
CONTAINERS & GLASS - 2.4%
Packaging Corp. of America                                                              3,500            83,650
Pactiv Corp.*                                                                           3,300            82,302
                                                                                                ---------------
                                                                                                        165,952
                                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES - 2.4%
Franklin Resources, Inc.                                                                2,000           100,160
Moody's Corp.                                                                           1,100            71,126
                                                                                                ---------------
                                                                                                        171,286
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 1.4%
Eaton Corp.                                                                             1,500            97,110
                                                                                                ---------------
DIVERSIFIED MATERIALS & PROCESSING - 1.0%
American Standard Cos., Inc.*                                                           1,800            72,558
                                                                                                ---------------
DRUGS & HEALTH CARE - 4.1%
Alkermes, Inc.*                                                                         2,300            31,280
Allergan, Inc.                                                                          1,100            98,472
Celgene Corp.*                                                                          1,500            85,890
Henry Schein, Inc.*                                                                     1,100            69,454
                                                                                                ---------------
                                                                                                        285,096
                                                                                                ---------------
DRUGS & PHARMACEUTICAL - 1.3%
Teva Pharmaceutical Industries Ltd.
  ADR                                                                                   1,400            94,206
                                                                                                ---------------
EDUCATION SERVICES - 1.4%
Education Management Corp.*                                                             3,000            98,580
                                                                                                ---------------
ELECTRICAL EQUIPMENT - 1.1%
Molex, Inc.                                                                             2,500            80,200
                                                                                                ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Agilent Technologies, Inc.*                                                             2,400            70,272
Jabil Circuit, Inc.*                                                                    2,800            70,504
                                                                                                ---------------
                                                                                                        140,776
                                                                                                ---------------
ELECTRONICS - SEMICONDUCTORS - 5.2%
Altera Corp.*                                                                           2,600            57,772
Broadcom Corp. Class A*                                                                 1,300            60,801
Microchip Technology, Inc.                                                              3,000            94,620

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
Microsemi Corp.*                                                                        3,700   $        52,577
National Semiconductor Corp.*                                                           4,400            96,756
                                                                                                ---------------
                                                                                                        362,526
                                                                                                ---------------
FINANCIAL - 0.8%
CapitalSource, Inc.*                                                                    2,250            55,013
                                                                                                ---------------
FINANCIAL SERVICES - 2.2%
Investors Financial Services Corp.                                                      2,500           108,950
Piper Jaffray Cos., Inc.*                                                               1,000            45,230
                                                                                                ---------------
                                                                                                        154,180
                                                                                                ---------------
FOODS - 1.4%
Whole Foods Market, Inc.                                                                1,000            95,450
                                                                                                ---------------
HEALTH CARE - DIVERSE - 3.3%
C. R. Bard, Inc.                                                                        2,100           118,965
Varian Medical Systems, Inc.*                                                           1,375           109,106
                                                                                                ---------------
                                                                                                        228,071
                                                                                                ---------------
HEALTH CARE EQUIPMENT - 0.7%
Kinetic Concepts, Inc.*                                                                 1,000            49,900
                                                                                                ---------------
HEALTH CARE - MANAGEMENT SERVICES - 1.2%
Caremark Rx, Inc.*                                                                      2,500            82,350
                                                                                                ---------------
HOUSEHOLD APPLIANCES & HOME
FURNISHINGS - 1.4%
Harman International Industries,
  Inc.                                                                                  1,100           100,100
                                                                                                ---------------
HOTELS - 0.5%
Marriott International, Inc. Class A                                                      750            37,410
                                                                                                ---------------
INDUSTRIAL MACHINERY - 1.3%
Donaldson Co., Inc.                                                                     3,000            87,900
                                                                                                ---------------
INTERNET SOFTWARE & SERVICES - 2.2%
Check Point Software Technologies
  Ltd.*                                                                                 2,100            56,679
F5 Networks, Inc.*                                                                      1,500            39,720
TIBCO Software, Inc.*                                                                   7,000            59,150
                                                                                                ---------------
                                                                                                        155,549
                                                                                                ---------------
LEISURE & ENTERTAINMENT - 0.8%
Multimedia Games, Inc.*                                                                 2,000            53,640
                                                                                                ---------------
MEASURING INSTRUMENTS - 0.4%
Thermo Electron Corp.*                                                                  1,000            30,357
                                                                                                ---------------
MEDICAL DEVICES - 1.2%
INAMED Corp.*                                                                             650   $        40,853
Kyphon, Inc.*                                                                           1,500            42,270
                                                                                                ---------------
                                                                                                         83,123
                                                                                                ---------------
MEDICAL PRODUCTS - 4.3%
Advanced Neuromodulation
  Systems, Inc.*                                                                        1,200            39,360
Fisher Scientific International,
  Inc.*                                                                                   800            46,200
Martek Biosciences Corp.*                                                               1,000            56,170
ResMed, Inc.*                                                                           1,000            50,960
Zimmer Holdings, Inc.*                                                                  1,250           110,250
                                                                                                ---------------
                                                                                                        302,940
                                                                                                ---------------
OIL - EXPLORATION & PRODUCTION - 1.7%
Canadian Natural Resources Ltd.                                                         1,500            44,850
Murphy Oil Corp.                                                                        1,000            73,700
                                                                                                ---------------
                                                                                                        118,550
                                                                                                ---------------
OIL CRUDE PRODUCERS - 1.2%
XTO Energy, Inc.                                                                        2,700            80,433
                                                                                                ---------------
OIL & GAS - DRILLING - 1.1%
Smith International, Inc.*                                                              1,350            75,276
                                                                                                ---------------
PHARMACEUTICALS - 0.5%
Elan Corp. PLC*                                                                         1,500            37,110
                                                                                                ---------------
RADIO & TV BROADCASTING - 2.9%
The E.W. Scripps Co. Class A                                                              900            94,500
Univision Communications, Inc.
  Class A*                                                                              2,700            86,211
XM Satellite Radio Holdings Inc.
  Class A*                                                                                750            20,467
                                                                                                ---------------
                                                                                                        201,178
                                                                                                ---------------
RESTAURANTS - 2.7%
Applebee's International, Inc.                                                          3,000            69,060
Starbucks Corp.*                                                                        2,000            86,960
Wendy's International, Inc.                                                             1,000            34,840
                                                                                                ---------------
                                                                                                        190,860
                                                                                                ---------------
RETAIL - APPAREL - 1.8%
Nordstrom, Inc.                                                                         3,000           127,830
                                                                                                ---------------
RETAIL TRADE - 4.2%
PETsMART, Inc.                                                                          3,000            97,350
Staples, Inc.                                                                           2,500            73,275

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
Tuesday Morning Corp.*                                                                  2,000   $        58,000
Williams-Sonoma, Inc.*                                                                  2,000            65,920
                                                                                                ---------------
                                                                                                        294,545
                                                                                                ---------------
SEMICONDUCTORS - 1.1%
Linear Technology Corp.                                                                 2,000            78,940
                                                                                                ---------------
SOFTWARE - 1.2%
Electronic Arts, Inc.*                                                                  1,500            81,825
                                                                                                ---------------
SOFTWARE & SERVICES - 0.3%
Cognos, Inc.*                                                                             600            21,696
                                                                                                ---------------
SYSTEMS SOFTWARE - 0.4%
Symbol Technologies, Inc.                                                               2,000            29,480
                                                                                                ---------------
TELECOMMUNICATIONS EQUIPMENT - 1.3%
Avaya, Inc.*                                                                            2,550            40,265
Corning, Inc.*                                                                          4,000            52,240
                                                                                                ---------------
                                                                                                         92,505
                                                                                                ---------------
TRUCKING & FREIGHT FORWARDING - 1.4%
J.B. Hunt Transport Services, Inc.                                                      2,500   $        96,450
                                                                                                ---------------
TRANSPORTATION - 0.7%
C.H. Robinson Worldwide, Inc.                                                           1,000            45,840
                                                                                                ---------------
TRAVEL & LEISURE - 1.9%
Royal Caribbean Cruises Ltd.                                                            3,000           130,230
                                                                                                ---------------
WHOLESALE - 2.1%
Fastenal Co.                                                                            2,550           144,916
                                                                                                ---------------
TOTAL INVESTMENTS - 97.6%
  (cost $5,367,733)                                                                                   6,834,391
Other assets less liabilities - 2.4%                                                                    167,701
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     7,002,092
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 97.6%
APPAREL & TEXTILES - 2.1%
V. F. Corp.                                                                             4,600   $       224,020
                                                                                                ---------------
AUTO PARTS - 6.5%
BorgWarner, Inc.                                                                        5,100           223,227
Johnson Controls, Inc.                                                                  4,100           218,858
Lear Corp.                                                                              4,150           244,808
                                                                                                ---------------
                                                                                                        686,893
                                                                                                ---------------
BANKS - 4.0%
First Horizon National Corp.                                                            5,800           263,726
North Fork Bancorporation, Inc.                                                         4,200           159,810
                                                                                                ---------------
                                                                                                        423,536
                                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
Manpower, Inc.                                                                          4,700           238,619
                                                                                                ---------------
COMPUTER PRODUCTS - 2.6%
Western Digital Corp.*                                                                 31,400           271,924
                                                                                                ---------------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 1.8%
Computer Associates International,
  Inc.                                                                                  6,600           185,196
                                                                                                ---------------
CONSUMER DURABLES & APPAREL - 1.8%
Liz Claiborne, Inc.                                                                     5,200           187,096
                                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES - 2.1%
TCF Financial Corp.                                                                     3,800           220,590
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 2.6%
SPX Corp.                                                                               6,000           278,640
                                                                                                ---------------
DRUGS & HEALTH CARE - 1.5%
Laboratory Corp. of America
  Holdings*                                                                             1,300            51,610
Oxford Health Plans, Inc.                                                               1,900           104,576
                                                                                                ---------------
                                                                                                        156,186
                                                                                                ---------------
ELECTRIC UTILITIES - 0.4%
PPL Corp.                                                                               1,000            45,900
                                                                                                ---------------
FINANCIAL MISCELLANEOUS - 7.7%
Ambac Financial Group, Inc.                                                             3,750           275,400
IndyMac Bancorp, Inc.                                                                   7,900           249,640
Radian Group, Inc.                                                                      5,950           285,005
                                                                                                ---------------
                                                                                                        810,045
                                                                                                ---------------
FINANCIAL SERVICES - 4.8%
CIT Group, Inc.                                                                         6,200   $       237,398
The Bear Stearns Cos., Inc.                                                             3,200           269,792
                                                                                                ---------------
                                                                                                        507,190
                                                                                                ---------------
FOODS & BEVERAGES - 4.0%
Constellation Brands, Inc.
  Class A*                                                                              7,800           289,614
Del Monte Foods Co.*                                                                   13,400           136,144
                                                                                                ---------------
                                                                                                        425,758
                                                                                                ---------------
FOODS - 1.9%
Fresh Del Monte Produce, Inc.                                                           7,900           199,633
                                                                                                ---------------
HEALTH CARE - 2.4%
Coventry Health Care, Inc.*                                                             5,100           249,390
                                                                                                ---------------
HEALTHCARE - 1.6%
WellChoice, Inc.*                                                                       4,200           173,880
                                                                                                ---------------
HEALTH CARE FACILITIES - 4.1%
Triad Hospitals, Inc.*                                                                  6,700           249,441
Universal Health Services, Inc.                                                         4,100           188,149
                                                                                                ---------------
                                                                                                        437,590
                                                                                                ---------------
HEALTH CARE - SERVICES - 1.9%
DaVita, Inc.*                                                                           2,850            87,865
Omnicare, Inc.                                                                          2,600           111,306
                                                                                                ---------------
                                                                                                        199,171
                                                                                                ---------------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS - 6.5%
Mohawk Industries, Inc.*                                                                2,600           190,658
The Black & Decker Corp.                                                                3,600           223,668
Whirlpool Corp.                                                                         4,000           274,400
                                                                                                ---------------
                                                                                                        688,726
                                                                                                ---------------
INSURANCE - 4.8%
RenaissanceRe Holdings Ltd.                                                             4,900           264,355
The PMI Group, Inc.                                                                     5,700           248,064
                                                                                                ---------------
                                                                                                        512,419
                                                                                                ---------------
INSURANCE - MULTILINE - 1.9%
PartnerRe Ltd.                                                                          3,500           198,555
                                                                                                ---------------
INSURANCE - PROPERTY & CASUALTY - 3.3%
Anthem, Inc.*                                                                           2,700           241,812
Arch Capital Group Ltd*                                                                 2,800           111,664
                                                                                                ---------------
                                                                                                        353,476
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
INVESTMENT MANAGEMENT - 1.3%
Waddell & Reed Financial, Inc.
  Class A                                                                               6,100   $       134,871
                                                                                                ---------------
OIL CRUDE PRODUCERS - 5.4%
Sunoco, Inc.                                                                            4,100           260,842
XTO Energy, Inc.                                                                       10,482           312,259
                                                                                                ---------------
                                                                                                        573,101
                                                                                                ---------------
OIL & GAS - EXPLORATION & PRODUCTION - 2.7%
Pioneer Natural Resources Co.*                                                          8,100           284,148
                                                                                                ---------------
RAILROADS - 1.6%
Canadian National Railway Co.                                                           3,850           167,822
                                                                                                ---------------
RESTAURANTS - 1.6%
Darden Restaurants, Inc.                                                                8,000           164,400
                                                                                                ---------------
RETAIL - 7.0%
AutoNation, Inc.*                                                                       5,000            85,500
AutoZone, Inc.*                                                                         2,800           224,280
Foot Locker, Inc.                                                                       8,900           216,626
Reebok International Ltd.                                                               6,000           215,880
                                                                                                ---------------
                                                                                                        742,286
                                                                                                ---------------
RETAIL TRADE - 1.9%
Pier 1 Imports, Inc.                                                                   11,500   $       203,435
                                                                                                ---------------
SAVINGS & LOANS - 2.0%
GreenPoint Financial Corp.                                                              5,350           212,395
                                                                                                ---------------
TRUCKING & FREIGHT FORWARDING - 1.0%
CNF, Inc.                                                                               2,500           103,900
                                                                                                ---------------
UTILITIES - GAS PIPELINES - 0.5%
Equitable Resources, Inc.                                                               1,100            56,881
                                                                                                ---------------
TOTAL INVESTMENTS - 97.6%
  (cost $8,815,637)                                                                                  10,317,672
Other assets less liabilities - 2.4%                                                                    258,531
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    10,576,203
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 99.4%
AUTOMOBILES - 1.0%
Harley-Davidson, Inc.                                                                   1,500   $        92,910
                                                                                                ---------------
BANKING - 3.0%
Bank New York, Inc.                                                                     2,900            85,492
Bank of America Corp.                                                                   2,221           187,941
                                                                                                ---------------
                                                                                                        273,433
                                                                                                ---------------
BUSINESS SERVICES - 3.2%
ChoicePoint, Inc.*                                                                      3,900           178,074
Electronic Data Systems Corp.                                                           5,700           109,155
                                                                                                ---------------
                                                                                                        287,229
                                                                                                ---------------
CHEMICALS - 1.9%
E. I. du Pont de Nemours & Co.                                                          3,800           168,796
                                                                                                ---------------
COMPUTER SOFTWARE - 1.0%
Dassault Systemes S.A. ADR                                                              1,900            89,051
                                                                                                ---------------
COMPUTERS & OFFICE EQUIPMENT - 3.1%
Dell, Inc.*                                                                             7,900           282,978
                                                                                                ---------------
CONSUMER PRODUCTS - 1.1%
Procter & Gamble Co.                                                                    1,800            97,992
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 4.0%
Textron, Inc.                                                                           3,824           226,955
Tyco International Ltd.                                                                 3,900           129,246
                                                                                                ---------------
                                                                                                        356,201
                                                                                                ---------------
DRUGS & MEDICAL PRODUCTS - 8.1%
Pfizer, Inc.                                                                            7,100           243,388
Sanofi-Synthelabo SA ADR                                                                7,700           246,323
Wyeth                                                                                   6,600           238,656
                                                                                                ---------------
                                                                                                        728,367
                                                                                                ---------------
ELECTRONICS - 5.5%
Flextronics International Ltd.*                                                         8,100           129,195
Intel Corp.                                                                             9,900           273,240
Parker Hannifin Corp.                                                                   1,600            95,136
                                                                                                ---------------
                                                                                                        497,571
                                                                                                ---------------
ENERGY - 9.3%
ConocoPhillips                                                                          6,700           511,143
General Electric Co.                                                                    5,700           184,680
Nabors Industries Ltd.*                                                                 3,100           140,182
                                                                                                ---------------
                                                                                                        836,005
                                                                                                ---------------
FIBER OPTICS - 0.9%
JDS Uniphase Corp.*                                                                    22,400   $        84,896
                                                                                                ---------------
FINANCIAL SERVICES - 14.7%
American Express Co.                                                                    3,400           174,692
Citigroup, Inc.                                                                         7,700           358,050
Fannie Mae                                                                              5,400           385,344
Freddie Mac                                                                             5,000           316,500
Morgan Stanley                                                                          1,700            89,709
                                                                                                ---------------
                                                                                                      1,324,295
                                                                                                ---------------
HEALTH CARE FACILITIES - 1.3%
Quest Diagnostics, Inc.                                                                 1,400           118,930
                                                                                                ---------------
INSURANCE - 7.4%
AFLAC, Inc.                                                                             4,700           191,807
The Hartford Financial Services
  Group, Inc.                                                                           3,600           247,464
UnumProvident Corp.                                                                     6,200            98,580
XL Capital Ltd. Class A                                                                 1,700           128,282
                                                                                                ---------------
                                                                                                        666,133
                                                                                                ---------------
INDUSTRIAL MATERIALS - 1.4%
The Sherwin-Williams Co.                                                                3,100           128,805
                                                                                                ---------------
LEISURE - 2.2%
Carnival Corp.                                                                          4,200           197,400
                                                                                                ---------------
MANUFACTURING - DIVERSIFIED - 1.6%
Honeywell International, Inc.                                                           3,900           142,857
                                                                                                ---------------
MEDIA - 2.9%
The DIRECTV Group, Inc.*                                                               15,064           257,594
                                                                                                ---------------
METAL & MINING - 5.5%
Alcan, Inc.                                                                             2,200            91,080
Inco Ltd.*                                                                              6,400           221,184
Nucor Corp.                                                                             2,400           184,224
                                                                                                ---------------
                                                                                                        496,488
                                                                                                ---------------
MULTIMEDIA - 1.0%
Viacom, Inc. Class B*                                                                   2,400            85,728
                                                                                                ---------------
OIL & GAS - 4.1%
Exxon Mobil Corp.                                                                       8,200           364,162
                                                                                                ---------------
PAPER & FOREST PRODUCTS - 3.9%
International Paper Co.                                                                 7,800           348,660
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
RETAIL - 9.7%
Abercrombie & Fitch Co. Class A                                                         4,000   $       155,000
Dollar General Corp.                                                                   11,500           224,940
Office Depot, Inc.*                                                                    16,400           293,724
Wal-Mart Stores, Inc.                                                                   3,800           200,488
                                                                                                ---------------
                                                                                                        874,152
                                                                                                ---------------
WASTE DISPOSAL - 1.6%
Waste Management, Inc.                                                                  4,700   $       144,055
                                                                                                ---------------
TOTAL INVESTMENTS - 99.4%
  (cost $8,055,956)                                                                                   8,944,688
Other assets less liabilities - 0.6%                                                                     52,646
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     8,997,334
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 99.4%
AUTOMOBILES - 1.6%
Harley-Davidson, Inc.                                                                   1,400   $        86,716
                                                                                                ---------------
BANKING - 4.2%
The Bank of New York Co., Inc.                                                          3,600           106,128
Wells Fargo & Co.                                                                       2,100           120,183
                                                                                                ---------------
                                                                                                        226,311
                                                                                                ---------------
BUSINESS SERVICES - 1.9%
ChoicePoint, Inc.*                                                                      2,300           105,018
                                                                                                ---------------
COMPUTERS - 3.2%
Dell, Inc.*                                                                             4,900           175,518
                                                                                                ---------------
CONSUMER PRODUCTS - 1.1%
The Sherwin-Williams Co.                                                                1,500            62,325
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 9.3%
Honeywell International, Inc.                                                             800            29,304
Textron, Inc.                                                                           3,200           189,920
Tyco International Ltd.                                                                 8,650           286,661
                                                                                                ---------------
                                                                                                        505,885
                                                                                                ---------------
DRUGS & MEDICAL PRODUCTS - 7.5%
Amgen, Inc.*                                                                            2,000           109,140
Pfizer, Inc.                                                                            4,000           137,120
Wyeth                                                                                   4,400           159,104
                                                                                                ---------------
                                                                                                        405,364
                                                                                                ---------------
ELECTRONICS - 4.2%
Flextronics International Ltd.*                                                         1,700            27,115
Intel Corp.                                                                             7,300           201,480
                                                                                                ---------------
                                                                                                        228,595
                                                                                                ---------------
ENERGY - 8.0%
ChevronTexaco Corp.                                                                       500            47,055
ConocoPhillips                                                                          2,850           217,426
General Electric Co.                                                                    5,300           171,720
                                                                                                ---------------
                                                                                                        436,201
                                                                                                ---------------
FIBER OPTICS - 2.3%
JDS Uniphase Corp.*                                                                    33,200           125,828
                                                                                                ---------------
FINANCIAL SERVICES - 14.2%
American Express Co.                                                                    2,900           149,002
Citigroup, Inc.                                                                         3,900           181,350
Fannie Mae                                                                              2,300           164,128
Freddie Mac                                                                             1,800           113,940
Merrill Lynch & Co., Inc.                                                               1,500            80,970
Morgan Stanley                                                                          1,500   $        79,155
                                                                                                ---------------
                                                                                                        768,545
                                                                                                ---------------
HEALTH CARE FACILITIES - 1.0%
WellPoint Health Networks, Inc.*                                                          500            56,005
                                                                                                ---------------
HEALTH CARE PROVIDER & SERVICES - 2.5%
Aetna, Inc.                                                                             1,600           136,000
                                                                                                ---------------
HOTELS, RESTAURANTS & LEISURE - 3.9%
Carnival Corp.                                                                          1,600            75,200
Royal Caribbean Cruises Ltd.                                                            3,100           134,571
                                                                                                ---------------
                                                                                                        209,771
                                                                                                ---------------
INSURANCE - 1.6%
American International Group, Inc.                                                      1,200            85,536
                                                                                                ---------------
METAL & MINING - 5.5%
Inco Ltd.*                                                                              3,700           127,872
Nucor Corp.                                                                             2,200           168,872
                                                                                                ---------------
                                                                                                        296,744
                                                                                                ---------------
MULTIMEDIA - 8.7%
EchoStar Communications Corp.
  Class A*                                                                              2,700            83,025
The DIRECTV Group, Inc.*                                                               18,128           309,989
Viacom, Inc. Class B*                                                                   2,200            78,584
                                                                                                ---------------
                                                                                                        471,598
                                                                                                ---------------
PAPER & RELATED PRODUCTS - 2.2%
International Paper Co.                                                                 2,700           120,690
                                                                                                ---------------
RETAIL - 12.9%
Abercrombie & Fitch Co. Class A                                                         2,300            89,125
Dollar General Corp.                                                                    3,600            70,416
Kohls Corp.*                                                                              300            12,684
Office Depot, Inc.*                                                                     6,700           119,997
Sears Roebuck & Co.                                                                     5,600           211,456
Wal-Mart Stores, Inc.                                                                   3,700           195,212
                                                                                                ---------------
                                                                                                        698,890
                                                                                                ---------------
SOFTWARE - 1.1%
Dassault Systemes S.A. ADR                                                              1,300            60,930
                                                                                                ---------------
TELECOMMUNICATIONS - 2.5%
Nokia Corp. ADR                                                                         9,200           133,768
                                                                                                ---------------
TOTAL INVESTMENTS - 99.4%
  (cost $4,900,823)                                                                                   5,396,238
Other assets less liabilities - 0.6%                                                                     33,858
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     5,430,096
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 97.2%
ADVERTISING - 7.2%
Lamar Advertising Co. Class A*                                                         19,700   $       853,995
WPP Group PLC ADR                                                                      12,400           635,252
                                                                                                ---------------
                                                                                                      1,489,247
                                                                                                ---------------
AEROSPACE - 6.4%
Alliant Techsystems, Inc.*                                                             13,100           829,754
Rockwell Collins, Inc.                                                                 14,800           493,136
                                                                                                ---------------
                                                                                                      1,322,890
                                                                                                ---------------
BANKING - 2.1%
M&T Bank Corp.                                                                          3,300           288,090
SouthTrust Corp.                                                                        3,900           151,359
                                                                                                ---------------
                                                                                                        439,449
                                                                                                ---------------
BIOTECHNOLOGY - 3.0%
Inveresk Research Group, Inc.*                                                         20,400           629,136
                                                                                                ---------------
BUSINESS SERVICES - 4.8%
D&B Corp.*                                                                              8,000           431,280
Harte-Hanks, Inc.                                                                      12,300           300,243
Viad Corp.                                                                              9,600           259,296
                                                                                                ---------------
                                                                                                        990,819
                                                                                                ---------------
COMMERCIAL SERVICES - 3.0%
ARAMARK Corp.                                                                          21,600           621,216
                                                                                                ---------------
COMPUTER SERVICES - 3.4%
Diebold, Inc.                                                                           4,100           216,767
Unisys Corp.*                                                                          35,900           498,292
                                                                                                ---------------
                                                                                                        715,059
                                                                                                ---------------
CONSULTING SERVICES - 1.2%
Gartner, Inc. Class A*                                                                 18,300           241,926
                                                                                                ---------------
DRUGS & MEDICAL PRODUCTS - 4.3%
Millipore Corp.*                                                                       11,200           631,344
Par Pharmaceutical Cos., Inc.*                                                          7,800           274,638
                                                                                                ---------------
                                                                                                        905,982
                                                                                                ---------------
ELECTRONICS - 4.9%
AMETEK, Inc.                                                                           12,900           398,610
Arrow Electronics, Inc.*                                                               16,800           450,576
Jabil Circuit, Inc.*                                                                    6,800           171,224
                                                                                                ---------------
                                                                                                      1,020,410
                                                                                                ---------------
ENERGY - 1.5%
Nabors Industries Ltd.*                                                                 7,100           321,062
                                                                                                ---------------
FINANCIAL SERVICES - 4.7%
Ameritrade Holding Corp.*                                                              20,500   $       232,675
Nationwide Financial Services,
  Inc. Class A                                                                          7,600           285,836
Piper Jaffray Cos., Inc.*                                                              10,300           465,869
                                                                                                ---------------
                                                                                                        984,380
                                                                                                ---------------
FOOD SERVICES - 2.9%
Ruby Tuesday, Inc.                                                                     10,100           277,245
Yum Brands, Inc.*                                                                       8,800           327,536
                                                                                                ---------------
                                                                                                        604,781
                                                                                                ---------------
HEALTH & HOSPITAL - 2.9%
Laboratory Corp. of America
  Holdings*                                                                            15,300           607,410
                                                                                                ---------------
INSURANCE - 3.7%
MGIC Investment Corp.                                                                   3,000           227,580
Platinum Underwriters
  Holdings Ltd.                                                                         8,800           267,784
Scottish Re Group Ltd.                                                                 12,000           279,000
                                                                                                ---------------
                                                                                                        774,364
                                                                                                ---------------
INDUSTRIAL MATERIALS - 1.2%
The Sherwin-Williams Co.                                                                5,800           240,990
                                                                                                ---------------
MACHINERY & ENGINEERING - 2.9%
National-Oilwell, Inc.*                                                                18,900           595,161
                                                                                                ---------------
MANUFACTURING - 9.3%
Actuant Corp. Class A*                                                                 13,600           530,264
Columbia Sportswear Co.*                                                                5,700           311,334
Eaton Corp.                                                                             4,700           304,278
Roper Industries, Inc.                                                                  6,100           347,090
Varian, Inc.*                                                                          10,300           434,145
                                                                                                ---------------
                                                                                                      1,927,111
                                                                                                ---------------
MATERIALS - 1.5%
Smurfit-Stone Container Corp.*                                                         15,800           315,210
                                                                                                ---------------
MEASURING INSTRUMENTS - 1.6%
Mettler-Toledo International, Inc.*                                                     6,600           324,324
                                                                                                ---------------
METAL & MINING - 2.1%
Inco Ltd.*                                                                             12,900           445,824
                                                                                                ---------------
OIL & GAS - 2.3%
Anadarko Petroleum Corp.                                                                8,100           474,660
                                                                                                ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 0.9%
United Therapeutics Corp.*                                                              7,100           182,115
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
RETAIL - 7.1%
Abercrombie & Fitch Co. Class A                                                         9,100   $       352,625
Dollar General Corp.                                                                   18,800           367,728
Ross Stores, Inc.                                                                      28,200           754,632
                                                                                                ---------------
                                                                                                      1,474,985
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 1.0%
Mattson Technology, Inc.*                                                              17,700           212,754
                                                                                                ---------------
TRANSPORTATION - 4.6%
Canadian National Railway Co.                                                          13,650           595,004
Pacer International, Inc.*                                                             19,600           362,600
                                                                                                ---------------
                                                                                                        957,604
                                                                                                ---------------
TRUCKING & SHIPPING - 5.5%
Oshkosh Truck Corp.                                                                    12,100   $       693,451
Wabash National Corp.*                                                                 16,600           457,330
                                                                                                ---------------
                                                                                                      1,150,781
                                                                                                ---------------
UTILITIES - 1.2%
Cinergy Corp.                                                                           6,500           247,000
                                                                                                ---------------
TOTAL INVESTMENTS - 97.2%
  (cost $16,237,017)                                                                                 20,216,650
Other assets less liabilities - 2.8%                                                                    574,397
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    20,791,047
                                                                                                ===============

*    Non-income producing security
ADR = American Depositary Receipt

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 95.7%
AIRLINES - 2.1%
AirTran Holdings, Inc.*                                                               121,500   $     1,718,010
                                                                                                ---------------
AUTOMOTIVE - 1.7%
LKQ Corp.*                                                                             76,800         1,423,104
                                                                                                ---------------
BUILDING & CONSTRUCTION - 6.4%
Astec Industries, Inc.*                                                               181,600         3,419,528
Granite Construction, Inc.                                                            103,500         1,886,805
                                                                                                ---------------
                                                                                                      5,306,333
                                                                                                ---------------
BUSINESS SERVICES - 1.0%
Certegy, Inc.                                                                          21,100           818,680
                                                                                                ---------------
CHEMICALS - 3.0%
Cytec Industries, Inc.                                                                 54,900         2,495,205
                                                                                                ---------------
COMPUTER SERVICES - 2.1%
Mercury Computer Systems, Inc.*                                                        12,600           312,480
Overland Storage, Inc.*                                                                23,800           316,302
RadiSys Corp.*                                                                         30,000           557,100
Tier Technologies, Inc.*                                                               56,200           547,388
                                                                                                ---------------
                                                                                                      1,733,270
                                                                                                ---------------
COMPUTER SOFTWARE - 2.3%
Parametric Technology Corp.*                                                          108,900           544,500
Renaissance Learning, Inc.                                                             61,300         1,374,346
                                                                                                ---------------
                                                                                                      1,918,846
                                                                                                ---------------
CONSULTING SERVICES - 0.8%
Gartner, Inc. Class A*                                                                 50,400           666,288
                                                                                                ---------------
CONSUMER PRODUCTS & SERVICES - 2.3%
Mobile Mini, Inc.*                                                                     67,500         1,917,675
                                                                                                ---------------
CORRECTIONAL FACILITIES - 1.1%
Cornell Cos., Inc.*                                                                    66,700           907,120
                                                                                                ---------------
DIVERSIFIED MANUFACTURING - 4.6%
Fleetwood Enterprises, Inc.*                                                           83,400         1,213,470
Immucor, Inc.*                                                                         20,100           654,255
Teleflex, Inc.                                                                         24,600         1,233,690
TTM Technologies, Inc.*                                                                61,300           726,405
                                                                                                ---------------
                                                                                                      3,827,820
                                                                                                ---------------
DRUGS & MEDICAL PRODUCTS - 3.1%
Inveresk Research Group, Inc.*                                                         41,300         1,273,692
NeoPharm, Inc.*                                                                        95,600           987,548
Par Pharmaceutical Cos., Inc.*                                                          9,500           334,495
                                                                                                ---------------
                                                                                                      2,595,735
                                                                                                ---------------
EDUCATION - 2.5%
ITT Educational Services, Inc.*                                                        54,200   $     2,060,684
                                                                                                ---------------
ELECTRICAL ENGINEERING - 2.1%
EMCOR Group, Inc.*                                                                     39,800         1,750,404
                                                                                                ---------------
ENERGY - 1.3%
MDU Resources Group, Inc.                                                              46,593         1,119,630
                                                                                                ---------------
FINANCIAL SERVICES - 12.4%
Affiliated Managers Group, Inc.*                                                       21,000         1,057,770
BISYS Group, Inc.*                                                                     92,000         1,293,520
CapitalSource, Inc.*                                                                   37,500           916,875
First State Bancorporation                                                             31,941           981,227
Hancock Holding Co.                                                                    43,500         1,264,110
Pacific Capital Bancorp*                                                               46,000         1,293,980
Piper Jaffray Cos., Inc.*                                                              23,800         1,076,474
Texas Regional Bancshares, Inc.
  Class A                                                                              21,800         1,000,838
Triad Guaranty, Inc.*                                                                  23,700         1,379,340
                                                                                                ---------------
                                                                                                     10,264,134
                                                                                                ---------------
INSURANCE - 1.6%
Scottish Re Group Ltd.                                                                 56,200         1,306,650
                                                                                                ---------------
INTERNET SOFTWARE & SERVICES - 0.7%
United Online, Inc.*                                                                   32,000           563,520
                                                                                                ---------------
MACHINERY & ENGINEERING - 2.1%
National-Oilwell, Inc.*                                                                54,000         1,700,460
                                                                                                ---------------
MACHINERY & MANUFACTURING - 4.4%
Roper Industries, Inc.                                                                 24,200         1,376,980
RTI International Metals, Inc.*                                                        98,700         1,574,265
Varian, Inc.*                                                                          16,500           695,475
                                                                                                ---------------
                                                                                                      3,646,720
                                                                                                ---------------
MEDICAL PRODUCTS - 3.5%
IMPAC Medical Systems, Inc.*                                                           37,600           550,088
Omnicell, Inc.*                                                                        55,100           805,011
Regeneration Technologies, Inc.*                                                       42,400           454,952
Third Wave Technologies*                                                              175,700           788,893
Zoll Medical Corp.*                                                                     9,700           340,276
                                                                                                ---------------
                                                                                                      2,939,220
                                                                                                ---------------
OFFICE EQUIPMENT - 2.8%
Interface, Inc. Class A*                                                              263,200         2,297,736
                                                                                                ---------------
OIL & GAS - DRILLING EQUIPMENT - 3.5%
FMC Technologies, Inc.*                                                                51,000         1,468,800
Universal Compression
  Holdings, Inc.*                                                                      45,900         1,408,212
                                                                                                ---------------
                                                                                                      2,877,012
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
REAL ESTATE - 4.6%
Correctional Properties Trust                                                          36,300   $     1,061,775
Innkeepers USA Trust                                                                  195,700         2,017,667
U.S. Restaurant Properties, Inc.                                                       46,900           712,411
                                                                                                ---------------
                                                                                                      3,791,853
                                                                                                ---------------
RESTAURANTS - 1.6%
Ruby Tuesday, Inc.                                                                     47,100         1,292,895
                                                                                                ---------------
RETAIL - 12.7%
Christopher & Banks Corp.                                                             103,700         1,836,527
Jos. A. Bank Clothiers, Inc.*                                                          76,500         2,401,335
PETCO Animal Supplies, Inc.*                                                           50,900         1,639,489
School Specialty, Inc.*                                                                33,200         1,205,492
The Dress Barn, Inc.*                                                                  47,500           813,200
The Sports Authority, Inc.*                                                            33,200         1,191,880
West Marine, Inc.*                                                                     53,600         1,439,160
                                                                                                ---------------
                                                                                                     10,527,083
                                                                                                ---------------
SEMICONDUCTORS - 2.4%
Brooks Automation, Inc.*                                                               45,200           910,780
Fairchild Semiconductor
  International, Inc. Class A*                                                         37,900           620,423
Semtech Corp.*                                                                         18,700           440,198
                                                                                                ---------------
                                                                                                      1,971,401
                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 1.2%
Mattson Technology, Inc.*                                                              80,900           972,418
                                                                                                ---------------
TECHNOLOGY - 0.8%
ScanSource, Inc.*                                                                      10,900           647,678
                                                                                                ---------------
TELECOMMUNICATIONS - 1.0%
EMS Technologies, Inc.*                                                                43,800   $       851,034
                                                                                                ---------------
TRUCKING & SHIPPING - 3.0%
Wabash National Corp.*                                                                 90,200         2,485,010
                                                                                                ---------------
WATER/SEWER - 1.0%
Southwest Water Co.                                                                    68,400           856,368
                                                                                                ---------------
Total Common Stock
  (cost $68,749,312)                                                                                 79,249,996
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)
                                                                              ---------------
SHORT TERM INVESTMENT - 2.8%
REPURCHASE AGREEMENT - 2.8%
State Street Bank and Trust
  Company 0.35%, 7/01/04
  (collateralized by $2,075,000
  U.S. Treasury Bonds, 6.250%,
  05/15/30 with a value of
  $2,326,270) (amortized
  cost $2,279,000)                                                            $         2,279         2,279,000
                                                                                                ---------------
TOTAL INVESTMENTS - 98.5%
  (cost $71,028,312)                                                                                 81,528,996
Other assets less liabilities - 1.5%                                                                  1,250,396
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    82,779,392
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                COUNTRY
                                                                 CODE             SHARES             VALUE
                                                            ---------------   ---------------   ---------------
COMMON STOCK - 99.6%
AUTOMOBILES & COMPONENTS - 3.3%
BorgWarner, Inc.                                                                       18,500   $       809,745
Johnson Controls, Inc.                                                                 15,100           806,038
Lear Corp.                                                                             17,700         1,044,123
                                                                                                ---------------
                                                                                                      2,659,906
                                                                                                ---------------
BANKS - 8.3%
Bank of Hawaii Corp.                                                                   14,500           655,690
City National Corp.                                                                    13,600           893,520
Countrywide
  Financial Corp.                                                                      34,500         2,423,625
Golden West
  Financial Corp.                                                                       7,300           776,355
GreenPoint
  Financial Corp.                                                                       8,700           345,390
Hibernia Corp.
  Class A                                                                              39,100           950,130
UnionBanCal Corp.                                                                      11,900           671,160
                                                                                                ---------------
                                                                                                      6,715,870
                                                                                                ---------------
CAPITAL GOODS - 7.3%
American Power
  Conversion Corp.                                                                     43,100           846,915
Eaton Corp.                                                                            14,200           919,308
Paccar, Inc.                                                                            7,550           437,824
Parker-Hannifin Corp.                                                                  18,800         1,117,848
Precision Castparts
  Corp.                                                                                22,600         1,235,994
Rockwell Collins, Inc.                                                                 39,500         1,316,140
                                                                                                ---------------
                                                                                                      5,874,029
                                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES - 5.4%
Avery Dennison Corp.                                                                   11,000           704,110
Career Education
  Corp.*                                                                               15,700           715,292
Education
  Management Corp.*                                                                    37,300         1,225,678
Equifax, Inc.                                                                          37,500           928,125
Manpower, Inc.                                                                         14,600           741,242
                                                                                                ---------------
                                                                                                      4,314,447
                                                                                                ---------------
CONSUMER DURABLES & APPAREL - 3.8%
Centex Corp.                                                                            8,800           402,600
Lennar Corp.                                                                           23,740         1,061,653
Liz Claiborne, Inc.                                                                    10,700           384,986
Mattel, Inc.                                                                           24,200           441,650
Mohawk Industries,
  Inc.*                                                                                10,000           733,300
                                                                                                ---------------
                                                                                                      3,024,189
                                                                                                ---------------
DIVERSIFIED FINANCIALS - 4.9%
Blackrock, Inc. Class A                                                                11,600   $       740,428
Federated Investors,
  Inc.                                                                                 19,200           582,528
Legg Mason, Inc.                                                                       12,900         1,174,029
Moody's Corp.                                                                           6,200           400,892
Providian Financial
  Corp.*                                                                               71,500         1,048,905
                                                                                                ---------------
                                                                                                      3,946,782
                                                                                                ---------------
ENERGY - 7.6%
EOG Resources, Inc.                                                                    23,700         1,415,127
GlobalSantaFe Corp.                                                                    21,100           559,150
Nabors Industries Ltd.*                                                                13,900           628,558
Premcor, Inc.*                                                                         27,700         1,038,750
Valero Energy Corp.                                                                     9,900           730,224
XTO Energy, Inc.                                                                       59,575         1,774,739
                                                                                                ---------------
                                                                                                      6,146,548
                                                                                                ---------------
FOOD, BEVERAGES & TOBACCO - 0.9%
Constellation Brands,
  Inc. Class A*                                                                        18,800           698,044
                                                                                                ---------------
HEALTHCARE EQUIPMENT & SERVICES - 6.0%
Edwards Lifesciences
  Corp.*                                                                               30,400         1,059,440
Express Scripts, Inc.
  Class A*                                                                              8,800           697,224
Guidant Corp.                                                                          12,500           698,500
Health Management
  Associates, Inc.
  Class A                                                                              33,900           760,038
McKesson HBOC, Inc.                                                                    20,100           690,033
Medco Health
  Solutions, Inc.*                                                                     25,700           963,750
                                                                                                ---------------
                                                                                                      4,868,985
                                                                                                ---------------
HOTELS, RESTAURANTS & LEISURE - 0.7%
Gtech Holdings Corp.                                                                   11,900           551,089
                                                                                                ---------------
INSURANCE - 5.8%
Ambac Financial
  Group, Inc.                                                                          10,775           791,316
Brown & Brown, Inc.                                                                    18,400           793,040
Everest Re Group,
  Ltd.                                                                                  7,200           578,592
Fidelity National
  Financial, Inc.                                                                      12,480           466,003
Gallagher Arthur J. &
  Co.                                                                                  18,900           575,505

See Notes to Financial Statements.

                                                                COUNTRY
                                                                 CODE             SHARES             VALUE
                                                            ---------------   ---------------   ---------------
IPC Holdings Ltd.                                                                      15,100   $       557,643
White Mountains
  Insurance Group Ltd.                                                                  1,720           877,200
                                                                                                ---------------
                                                                                                      4,639,299
                                                                                                ---------------
MATERIALS - 3.4%
Cameco Corp.                                                                            1,700            99,637
Pactiv Corp.*                                                                          26,200           653,428
Rinker Group                                                AU                        140,888           788,347
Rohm & Haas Co.                                                                        12,100           503,118
Smurfit-Stone
  Container Corp.*                                                                     35,400           706,230
                                                                                                ---------------
                                                                                                      2,750,760
                                                                                                ---------------
MEDIA - 1.8%
Dow Jones &
  Company, Inc.                                                                         6,500           293,150
E.W. Scripps Co.
  Class A                                                                               3,600           378,000
Lamar Advertising Co.
  Class A*                                                                             18,250           791,138
                                                                                                ---------------
                                                                                                      1,462,288
                                                                                                ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 6.2%
Biovail Corp.*                                                                         38,900           738,322
Celera Genomics
  Group*                                                                               21,200           244,012
Cephalon, Inc.*                                                                        13,900           750,600
Gilead Sciences, Inc.*                                                                 10,900           730,300
Human Genome
  Sciences, Inc.*                                                                      24,100           280,283
King Pharmaceuticals,
  Inc.                                                                                 45,600           522,120
Millennium
  Pharmaceuticals*                                                                     57,800           797,640
Vertex Pharmaceuticals,
  Inc.*                                                                                27,600           299,184
Watson Pharmaceuticals,
  Inc.*                                                                                24,500           659,050
                                                                                                ---------------
                                                                                                      5,021,511
                                                                                                ---------------
REAL ESTATE - 1.3%
Host Marriott Corp.*                                                                   30,000           370,800
iStar Financial, Inc.                                                                  16,100           644,000
                                                                                                ---------------
                                                                                                      1,014,800
                                                                                                ---------------
RETAILING - 4.0%
Abercrombie &
  Fitch Co. Class A                                                                    15,700           608,375
Genuine Parts Co.                                                                       3,800           150,784
Michaels Stores, Inc.                                                                  24,200   $     1,331,000
PETsMART, Inc.                                                                         25,800           837,210
Ross Stores, Inc.                                                                       6,300           168,588
Williams-Sonoma,
  Inc.*                                                                                 2,500            82,400
                                                                                                ---------------
                                                                                                      3,178,357
                                                                                                ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT - 4.4%
Altera Corp.*                                                                          17,700           393,294
Analog Devices, Inc.                                                                   18,000           847,440
ASML Holdings N.V.*                                                                    42,870           733,506
International Rectifier
  Corp.*                                                                               15,200           629,584
KLA-Tencor Corp.*                                                                      19,600           967,848
                                                                                                ---------------
                                                                                                      3,571,672
                                                                                                ---------------
SOFTWARE & SERVICES - 10.1%
Alliance Data Systems
  Corp.*                                                                               18,500           781,625
Amdocs Ltd.*                                                                           29,100           681,813
BEA Systems, Inc.*                                                                     57,700           474,294
CheckFree Corp.*                                                                       14,300           429,000
Electronic Arts, Inc.*                                                                 18,300           998,265
Intuit, Inc.*                                                                          26,100         1,006,938
Mercury Interactive
  Corp.*                                                                                3,400           169,422
Red Hat, Inc.*                                                                         37,300           856,781
Symantec Corp.*                                                                        16,700           731,126
The BISYS Group,
  Inc.*                                                                                61,900           870,314
VeriSign, Inc.*                                                                        58,000         1,154,200
                                                                                                ---------------
                                                                                                      8,153,778
                                                                                                ---------------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.2%
CDW Corp.                                                                              18,000         1,147,680
Network Appliance,
  Inc.*                                                                                40,100           863,353
Research In Motion
  Ltd.*                                                                                10,600           725,464
Solectron Corp.*                                                                      122,000           789,340
Tellabs, Inc.*                                                                         44,700           390,678
Waters Corp.*                                                                          18,400           879,152
Xerox Corp.                                                                            67,100           972,950
                                                                                                ---------------
                                                                                                      5,768,617
                                                                                                ---------------
TELECOMMUNICATION SERVICES - 3.3%
American Tower Corp.
  Class A*                                                                             62,100           943,920
Citizens Communications
  Co.*                                                                                 44,800           542,080

See Notes to Financial Statements.

                                                                COUNTRY
                                                                 CODE             SHARES             VALUE
                                                            ---------------   ---------------   ---------------
Nextel Communications,
  Inc. Class A*                                                                        43,800   $     1,167,708
                                                                                                ---------------
                                                                                                      2,653,708
                                                                                                ---------------
TRANSPORTATION - 1.3%
AMR Corp.*                                                                             47,800           578,858
Exel                                                        GB                         35,318           491,095
                                                                                                ---------------
                                                                                                      1,069,953
                                                                                                ---------------
UTILITIES - 2.6%
Cinergy Corp.                                                                          22,100           839,800
Energy East Corp.                                                                      21,000           509,250
Wisconsin Energy
  Corp.                                                                                22,300           727,203
                                                                                                ---------------
                                                                                                      2,076,253
                                                                                                ---------------
Total Common Stock
  (cost $65,908,608)                                                                                 80,160,885
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                   (000)             VALUE
                                                                              ---------------   ---------------
SHORT TERM INVESTMENT - 0.6%
REPURCHASE AGREEMENT - 0.6%
State Street Bank and Trust Company 1.28%, 7/1/04
  (collateralized by $510,000 U.S. Treasury Notes,
  6.00%, 08/15/04 with a value of $524,025) (amortized
  cost $509,000)                                                              $           509   $       509,000
                                                                                                ---------------
TOTAL INVESTMENTS - 100.2%
  (cost $66,417,608)                                                                                 80,669,885
Liabilities in excess of other
  assets - (0.2%)                                                                                      (137,922)
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    80,531,963
                                                                                                ===============

*    Non-income producing security
AU = Australia
GB = Great Britain

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 99.6%
AUTOMOBILES & COMPONENTS - 0.6%
Delphi Corp.                                                                            3,520   $        37,594
Johnson Controls, Inc.                                                                    140             7,473
                                                                                                ---------------
                                                                                                         45,067
                                                                                                ---------------
BANKS - 9.1%
Bank of America Corp.                                                                   3,115           263,591
Countrywide Financial Corp.                                                             1,617           113,594
Fannie Mae                                                                              2,130           151,997
Freddie Mac                                                                               990            62,667
Golden West Financial Corp.                                                               500            53,175
Regions Financial Corp.                                                                 1,000            36,550
                                                                                                ---------------
                                                                                                        681,574
                                                                                                ---------------
CAPITAL GOODS - 7.6%
3M Co.                                                                                    810            72,908
General Dynamics Corp.                                                                  1,220           121,146
General Electric Co.                                                                    3,260           105,624
Graco, Inc.                                                                             2,490            77,315
Ingersoll-Rand Co. Class A                                                                100             6,831
United Technologies Corp.                                                               2,005           183,417
                                                                                                ---------------
                                                                                                        567,241
                                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Cendant Corp.                                                                           2,085            51,041
Pitney Bowes, Inc.                                                                      1,160            51,330
Waste Management, Inc.                                                                  1,380            42,297
                                                                                                ---------------
                                                                                                        144,668
                                                                                                ---------------
CONSUMER DURABLES & APPAREL - 1.6%
Lennar Corp.                                                                              910            40,695
NIKE, Inc.                                                                              1,005            76,129
                                                                                                ---------------
                                                                                                        116,824
                                                                                                ---------------
DIVERSIFIED FINANCIALS - 6.6%
Capital One Financial Corp.                                                               890            60,858
Citigroup, Inc.                                                                         6,396           297,414
Merrill Lynch & Co., Inc.                                                               1,320            71,254
Morgan Stanley                                                                            610            32,190
The Goldman Sachs Group, Inc.                                                             325            30,602
                                                                                                ---------------
                                                                                                        492,318
                                                                                                ---------------
ENERGY - 6.0%
ChevronTexaco Corp.                                                                     1,100           103,521
ConocoPhillips                                                                          1,330           101,466
Devon Energy Corp.                                                                        610            40,260
Exxon Mobil Corp.                                                                       1,960            87,043
Marathon Oil Corp.                                                                      1,200   $        45,408
Unocal Corp.                                                                            1,920            72,960
                                                                                                ---------------
                                                                                                        450,658
                                                                                                ---------------
FOOD, BEVERAGES & TOBACCO - 5.1%
Altria Group, Inc.                                                                      2,685           134,384
Coca-Cola Enterprises, Inc.                                                             2,840            82,332
PepsiCo, Inc.                                                                           1,040            56,035
The Coca-Cola Co.                                                                       2,140           108,027
                                                                                                ---------------
                                                                                                        380,778
                                                                                                ---------------
FOOD & STAPLES RETAILING - 1.1%
Supervalu, Inc.                                                                         1,450            44,384
Wal-Mart Stores, Inc.                                                                     705            37,196
                                                                                                ---------------
                                                                                                         81,580
                                                                                                ---------------
HEALTHCARE EQUIPMENT & SERVICES - 2.5%
CIGNA Corp.                                                                               320            22,019
Hospira, Inc.*                                                                            339             9,356
Medco Health Solutions, Inc.*                                                           4,185           156,938
                                                                                                ---------------
                                                                                                        188,313
                                                                                                ---------------
HOUSEHOLD & PERSONAL PRODUCTS - 4.4%
Colgate-Palmolive Co.                                                                   1,440            84,168
Kimberly-Clark Corp.                                                                    2,155           141,972
The Gillette Co.                                                                        2,435           103,244
                                                                                                ---------------
                                                                                                        329,384
                                                                                                ---------------
HOTELS, RESTAURANTS & LEISURE - 0.5%
McDonald's Corp.                                                                        1,470            38,220
                                                                                                ---------------
INSURANCE - 4.9%
Ambac Financial Group, Inc.                                                               940            69,033
MBIA, Inc.                                                                              1,625            92,820
The St. Paul Cos., Inc.                                                                 3,020           122,431
XL Capital Ltd. Class A                                                                 1,045            78,856
                                                                                                ---------------
                                                                                                        363,140
                                                                                                ---------------
MATERIALS - 2.3%
Air Products and Chemicals, Inc.                                                          760            39,862
Weyerhaeuser Co.                                                                        2,040           128,765
                                                                                                ---------------
                                                                                                        168,627
                                                                                                ---------------
MEDIA - 5.1%
Clear Channel Communications,
  Inc.                                                                                    980            36,211
Comcast Corp. Class A*                                                                  3,579            99,811
Gannett Co.                                                                               690            58,546

See Notes to Financial Statements.

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
Omnicom Group                                                                             785   $        59,574
Time Warner, Inc.*                                                                      6,970           122,533
                                                                                                ---------------
                                                                                                        376,675
                                                                                                ---------------
MUTUAL FUNDS - 1.4%
S&P 500 SPDR Trust                                                                        900           103,077
                                                                                                ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 10.4%
Abbott Laboratories                                                                     4,120           167,931
Cephalon, Inc.*                                                                           540            29,160
Forest Laboratories, Inc. Class A*                                                        940            53,232
Genzyme Corp.*                                                                          1,785            84,484
Gilead Sciences, Inc.*                                                                    550            36,850
King Pharmaceuticals, Inc.                                                              4,120            47,174
Pfizer, Inc.                                                                            7,678           263,202
Schering-Plough Corp.                                                                   4,960            91,661
                                                                                                ---------------
                                                                                                        773,694
                                                                                                ---------------
RETAILING - 3.0%
Federated Department Stores, Inc.                                                       2,930           143,863
The Gap, Inc.                                                                           3,280            79,540
                                                                                                ---------------
                                                                                                        223,403
                                                                                                ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT - 4.2%
Altera Corp.*                                                                           3,020            67,104
Intel Corp.                                                                             1,305            36,018
National Semiconductor Corp.*                                                           3,040            66,850
Texas Instruments, Inc.                                                                 4,685           113,283
Xilinx, Inc.                                                                            1,000            33,310
                                                                                                ---------------
                                                                                                        316,565
                                                                                                ---------------
SOFTWARE & SERVICES - 7.5%
Accenture Ltd. Class A*                                                                 2,775            76,257
Adobe Systems, Inc.                                                                       810            37,665
Bea Systems, Inc.*                                                                      2,420            19,892
First Data Corp.                                                                        2,080   $        92,602
Microsoft Corp.                                                                        11,755           335,723
                                                                                                ---------------
                                                                                                        562,139
                                                                                                ---------------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.0%
Cisco Systems, Inc.*                                                                    7,115           168,625
International Business Machines
  Corp.                                                                                 1,670           147,210
Motorola, Inc.                                                                          7,350           134,138
Scientific-Atlanta, Inc.                                                                1,225            42,263
Tektronix, Inc.                                                                           860            29,257
                                                                                                ---------------
                                                                                                        521,493
                                                                                                ---------------
TELECOMMUNICATION SERVICES - 3.0%
Citizens Communications Co.*                                                            2,920            35,332
Nextel Communications, Inc.
  Class A*                                                                              4,785           127,568
Sprint Corp.                                                                            3,260            57,376
                                                                                                ---------------
                                                                                                        220,276
                                                                                                ---------------
TRANSPORTATION - 1.4%
FedEx Corp.                                                                               760            62,084
Norfolk Southern Corp.                                                                  1,700            45,084
                                                                                                ---------------
                                                                                                        107,168
                                                                                                ---------------
UTILITIES - 2.4%
Ameren Corp.                                                                              585            25,132
Exelon Corp.                                                                            3,824           127,301
Public Services Enterprise Group,
  Inc.                                                                                    680            27,220
                                                                                                ---------------
                                                                                                        179,653
                                                                                                ---------------
TOTAL INVESTMENTS - 99.6%
  (cost $6,691,987)                                                                                   7,432,535
Other assets less liabilities - 0.4%                                                                     31,674
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $     7,464,209
                                                                                                ===============

*    Non-income producing security
SPDR = Standard and Poor's Depositary Receipts

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCK - 99.0%
BANKS - 4.3%
Bank of America Corp.                                                                   5,600   $       473,872
                                                                                                ---------------
CAPITAL GOODS - 8.7%
Caterpillar, Inc.                                                                       2,900           230,376
General Electric Co.                                                                   11,000           356,400
United Technologies Corp.                                                               4,200           384,216
                                                                                                ---------------
                                                                                                        970,992
                                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Manpower, Inc.                                                                          6,800           345,236
                                                                                                ---------------
CONSUMER DURABLES & APPAREL - 3.7%
Nike, Inc.                                                                              5,500           416,625
                                                                                                ---------------
DIVERSIFIED FINANCIALS - 13.3%
American Express Co.                                                                    6,800           349,384
Citigroup, Inc.                                                                        10,466           486,669
Merrill Lynch & Co., Inc.                                                               5,600           302,288
The Goldman Sachs Group, Inc.                                                           3,600           338,976
                                                                                                ---------------
                                                                                                      1,477,317
                                                                                                ---------------
ENERGY - 3.7%
Schlumberger Ltd.                                                                       6,400           406,464
                                                                                                ---------------
FOOD, BEVERAGES & TOBACCO - 2.6%
Anheuser-Busch Cos., Inc.                                                               5,400           291,600
                                                                                                ---------------
HEALTHCARE EQUIPMENT & SERVICES - 3.7%
Medtronic, Inc.                                                                         8,500           414,120
                                                                                                ---------------
HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
Colgate-Palmolive Co.                                                                   4,500           263,025
                                                                                                ---------------
INSURANCE - 3.8%
American International Group, Inc.                                                      5,900           420,552
                                                                                                ---------------
MATERIALS - 1.4%
Alcoa, Inc.                                                                             4,800           158,544
                                                                                                ---------------
MEDIA - 3.8%
Time Warner, Inc.*                                                                     24,000   $       421,920
                                                                                                ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 15.3%
Amgen, Inc.*                                                                            6,800           371,076
Eli Lilly & Co.                                                                         5,400           377,514
Genzyme Corp.*                                                                          5,400           255,582
Gilead Sciences, Inc.*                                                                  3,500           234,500
Pfizer, Inc.                                                                           13,500           462,780
                                                                                                ---------------
                                                                                                      1,701,452
                                                                                                ---------------
RETAILING - 2.0%
The Gap, Inc.                                                                           9,100           220,675
                                                                                                ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT - 6.9%
Analog Devices, Inc.                                                                    4,700           221,276
Broadcom Corp. Class A*                                                                 6,300           294,651
Intel Corp.                                                                             8,900           245,640
                                                                                                ---------------
                                                                                                        761,567
                                                                                                ---------------
SOFTWARE & SERVICES - 7.9%
Microsoft Corp.                                                                        30,600           873,936
                                                                                                ---------------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
Corning, Inc.                                                                          25,600           334,336
Hewlett-Packard Co.                                                                    14,726           310,719
Motorola, Inc.                                                                         18,200           332,150
                                                                                                ---------------
                                                                                                        977,205
                                                                                                ---------------
TRANSPORTATION - 3.6%
FedEx Corp.                                                                             4,900           400,281
                                                                                                ---------------
TOTAL INVESTMENTS - 99.0%
  (cost $9,857,900)                                                                                  10,995,383
Other assets less liabilities - 1.0%                                                                    105,650
                                                                                                ---------------
NET ASSETS - 100.0%                                                                             $    11,101,033
                                                                                                ===============

*    Non-income producing security

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST

                                                                              ALL CAP          INVESTMENT GRADE      MONEY MARKET
                                                                                FUND               BOND FUND             FUND
                                                                         -----------------    -----------------   -----------------
ASSETS
Investment in securities, at value                                       $       5,972,925    $      63,369,824   $      94,932,363
Cash                                                                                87,361                   --                 630
Interest and dividends receivable                                                    8,181              695,454              19,797
Receivable for Fund shares sold                                                     33,110              104,537                  --
Receivable for investments sold                                                     51,559               49,458                  --
Receivable due from adviser                                                         27,166                   --                  --
Other assets                                                                           601               60,706              14,538
                                                                         -----------------    -----------------   -----------------
Total Assets                                                                     6,180,903           64,279,979          94,967,328
                                                                         -----------------    -----------------   -----------------
LIABILITIES
Payable for investments purchased                                                   93,466            4,085,612                  --
Payable for Fund shares redeemed                                                       309                7,144              81,468
Adviser fee payable                                                                     --               58,398             119,689
Accrued expenses and other liabilities                                              17,439               30,756              31,296
                                                                         -----------------    -----------------   -----------------
Total Liabilities                                                                  111,214            4,181,910             232,453
                                                                         -----------------    -----------------   -----------------
NET ASSETS                                                               $       6,069,689    $      60,098,069   $      94,734,875
                                                                         =================    =================   =================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                          $       4,767,697    $      59,238,529   $      94,736,232
Undistributed (distributions in excess of) net investment income                    10,168                5,587                  --
Accumulated net realized gain (loss) on investments                                769,370              857,106              (1,357)
Net unrealized appreciation (depreciation) of investments and foreign
  currency transactions                                                            522,454               (3,153)                 --
                                                                         -----------------    -----------------   -----------------
                                                                         $       6,069,689    $      60,098,069   $      94,734,875
                                                                         =================    =================   =================

Initial Class
  Net Assets                                                             $       5,835,184    $      59,688,334   $      94,734,875
  Share of Beneficial Interest                                                     454,601            6,063,942          94,736,232
  Net asset value per share                                              $           12.84    $            9.84   $            1.00
                                                                         =================    =================   =================

Service Class
  Net Assets                                                             $         234,505    $         409,735   $              --
  Share of Beneficial Interest                                                      18,300               41,634                  --
  Net asset value per share                                              $           12.81    $            9.84   $              --
                                                                         =================    =================   =================
Investments in securities, at cost                                       $       5,450,471    $      63,372,977   $      94,932,363
                                                                         =================    =================   =================

                                                                            REAL ESTATE          ALGER GROWTH       ALGER INCOME &
                                                                                FUND                 FUND            GROWTH FUND
                                                                         -----------------    -----------------   -----------------
ASSETS
Investment in securities, at value                                       $      96,654,971    $      10,581,567   $       9,044,571
Cash                                                                                    --                    5                 442
Interest and dividends receivable                                                  405,802                5,899               8,580
Receivable for Fund shares sold                                                     63,676                  907               5,120
Receivable for investments sold                                                         --              291,189             504,840
Receivable due from adviser                                                             --                5,660               9,789
Other assets                                                                        10,193                1,513               1,162
                                                                         -----------------    -----------------   -----------------
Total Assets                                                                    97,134,642           10,886,740           9,574,504
                                                                         -----------------    -----------------   -----------------
LIABILITIES
Payable for investments purchased                                                       --                   --                  --
Payable for Fund shares redeemed                                                   110,744                7,227                  14
Adviser fee payable                                                                209,219                   --                  --
Accrued expenses and other liabilities                                              32,440              181,192             383,897
                                                                         -----------------    -----------------   -----------------
Total Liabilities                                                                  352,403              188,419             383,911
                                                                         -----------------    -----------------   -----------------
NET ASSETS                                                               $      96,782,239    $      10,698,321   $       9,190,593
                                                                         =================    =================   =================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                          $      74,142,214    $       9,362,172   $       8,160,820
Undistributed (distributions in excess of) net investment income                 3,354,005              (23,039)             16,303
Accumulated net realized gain (loss) on investments                              9,352,854              496,463            (178,208)
Net unrealized appreciation (depreciation) of investments and foreign
  currency transactions                                                          9,933,166              862,725           1,191,678
                                                                         -----------------    -----------------   -----------------
                                                                         $      96,782,239    $      10,698,321   $       9,190,593
                                                                         =================    =================   =================

Initial Class
  Net Assets                                                             $      88,194,783    $      10,698,321   $       9,190,593
  Share of Beneficial Interest                                                   5,528,803            1,082,128             918,537
  Net asset value per share                                              $           15.95    $            9.89   $           10.01
                                                                         =================    =================   =================

Service Class
  Net Assets                                                             $       8,587,456    $              --   $              --
  Share of Beneficial Interest                                                     538,677                   --                  --
  Net asset value per share                                              $           15.94    $              --   $              --
                                                                         =================    =================   =================
Investments in securities, at cost                                       $      86,721,805    $       9,718,842   $       7,852,893
                                                                         =================    =================   =================

See Notes to Financial Statements.

                                                                            ALGER SMALL
                                                                          CAPITALIZATION       DAVIS FINANCIAL      DAVIS VENTURE
                                                                               FUND                 FUND              VALUE FUND
                                                                         -----------------    -----------------   -----------------
ASSETS
Investment in securities, at value                                       $       6,753,466    $       8,324,710   $      46,339,662
Cash                                                                               101,450              105,729               1,895
Interest and dividends receivable                                                      556               16,756              71,316
Receivable for Fund shares sold                                                         86                   --               3,749
Receivable for investments sold                                                     85,775                   --               5,811
Receivable due from adviser                                                         18,241               11,606                  --
Other assets                                                                           901                1,166                  --
                                                                         -----------------    -----------------   -----------------
Total Assets                                                                     6,960,475            8,459,967          46,422,433
                                                                         -----------------    -----------------   -----------------
LIABILITIES
Payable for investments purchased                                                   86,520                   --             124,997
Payable for Fund shares redeemed                                                        84                  268             143,135
Adviser fee payable                                                                     --                   --              56,892
Accrued expenses and other liabilities                                              18,630               17,965              25,065
                                                                         -----------------    -----------------   -----------------
Total Liabilities                                                                  105,234               18,233             350,089
                                                                         -----------------    -----------------   -----------------
NET ASSETS                                                               $       6,855,241    $       8,441,734   $      46,072,344
                                                                         =================    =================   =================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                          $       5,177,943    $       8,173,022   $      43,552,031
Undistributed (distributions in excess of) net investment
  income                                                                           (25,809)              65,331             500,040
Accumulated net realized gain (loss) on investments                              1,011,866           (1,445,709)         (5,285,495)
Net unrealized appreciation (depreciation) of investments and
  foreign currency transactions                                                    691,241            1,649,090           7,305,768
                                                                         -----------------    -----------------   -----------------
                                                                         $       6,855,241    $       8,441,734   $      46,072,344
                                                                         =================    =================   =================

Initial Class
  Net Assets                                                             $       6,855,241    $       8,441,734   $      46,072,344
  Share of Beneficial Interest                                                     575,466              723,482           4,626,249
  Net asset value per share                                              $           11.91    $           11.67   $            9.96
                                                                         =================    =================   =================

Service Class
  Net Assets                                                             $              --    $              --   $              --
  Share of Beneficial Interest                                                          --                   --                  --
  Net asset value per share                                              $              --    $              --   $              --
                                                                         =================    =================   =================
Investments in securities, at cost                                       $       6,062,225    $       6,675,991   $      39,033,817
                                                                         =================    =================   =================

                                                                         NEUBERGER BERMAN     NEUBERGER BERMAN
                                                                          MID CAP GROWTH        MID CAP VALUE       VALUE EQUITY
                                                                               FUND               VALUE FUND            FUND
                                                                         -----------------    -----------------   -----------------
ASSETS
Investment in securities, at value                                       $       6,834,391    $      10,317,672   $       8,944,688
Cash                                                                                 4,928               43,046              89,204
Interest and dividends receivable                                                    1,197                5,876               6,152
Receivable for Fund shares sold                                                         --                    4                 543
Receivable for investments sold                                                    194,639               10,868              37,063
Receivable due from adviser                                                         15,558              227,200              13,065
Other assets                                                                           915                1,253               1,138
                                                                         -----------------    -----------------   -----------------
Total Assets                                                                     7,051,628           10,605,919           9,091,853
                                                                         -----------------    -----------------   -----------------
LIABILITIES
Payable for investments purchased                                                   30,357                   --              17,837
Payable for Fund shares redeemed                                                       213                9,638              56,914
Adviser fee payable                                                                     --                   --                  --
Accrued expenses and other liabilities                                              18,966               20,078              19,768
                                                                         -----------------    -----------------   -----------------
Total Liabilities                                                                   49,536               29,716              94,519
                                                                         -----------------    -----------------   -----------------
NET ASSETS                                                               $       7,002,092    $      10,576,203   $       8,997,334
                                                                         =================    =================   =================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                          $       7,164,388    $       7,968,681   $       9,245,143
Undistributed (distributions in excess of) net investment
  income                                                                           (24,457)               8,690              35,869
Accumulated net realized gain (loss) on investments                             (1,604,498)           1,096,797          (1,172,410)
Net unrealized appreciation (depreciation) of investments and
  foreign currency transactions                                                  1,466,659            1,502,035             888,732
                                                                         -----------------    -----------------   -----------------
                                                                         $       7,002,092    $      10,576,203   $       8,997,334
                                                                         =================    =================   =================

Initial Class
  Net Assets                                                             $       7,002,092    $      10,576,203   $       8,997,334
  Share of Beneficial Interest                                                     819,199              806,547             873,835
  Net asset value per share                                              $            8.55    $           13.11   $           10.30
                                                                         =================    =================   =================

Service Class
  Net Assets                                                             $              --    $              --   $              --
  Share of Beneficial Interest                                                          --                   --                  --
  Net asset value per share                                              $              --    $              --   $              --
                                                                         =================    =================   =================
Investments in securities, at cost                                       $       5,367,733    $       8,815,637   $       8,055,956
                                                                         =================    =================   =================

See Notes to Financial Statements.

                                                                           VALUE MANAGED        VALUE MID CAP      VALUE SMALL CAP
                                                                               FUND                  FUND               FUND
                                                                         -----------------    -----------------   -----------------
ASSETS
Investment in securities, at value                                       $       5,396,238    $      20,216,650   $      81,528,996
Cash                                                                                28,310              292,229                  95
Interest and dividends receivable                                                    4,897               10,591              40,500
Receivable for Fund shares sold                                                         --                   88              17,237
Receivable for investments sold                                                     40,489              343,780           1,686,759
Receivable due from adviser                                                         20,927                   --                  --
Other assets                                                                           707                2,747               9,166
                                                                         -----------------    -----------------   -----------------
Total Assets                                                                     5,491,568           20,866,085          83,282,753
                                                                         -----------------    -----------------   -----------------
LIABILITIES
Payable for investments purchased                                                   13,130               16,763             332,849
Payable for Fund shares redeemed                                                    30,772               20,184               1,273
Adviser fee payable                                                                     --               15,989             140,372
Accrued expenses and other liabilities                                              17,570               22,102              28,867
                                                                         -----------------    -----------------   -----------------
Total Liabilities                                                                   61,472               75,038             503,361
                                                                         -----------------    -----------------   -----------------
NET ASSETS                                                               $       5,430,096    $      20,791,047   $      82,779,392
                                                                         =================    =================   =================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                          $       5,218,355    $      15,223,095   $      59,876,588
Undistributed (distributions in excess of) net investment
  income                                                                            14,667              (43,614)            (12,658)
Accumulated net realized gain (loss) on investments                               (298,341)           1,631,933          12,414,778
Net unrealized appreciation (depreciation) of investments and
  foreign currency transactions                                                    495,415            3,979,633          10,500,684
                                                                         -----------------    -----------------   -----------------
                                                                         $       5,430,096    $      20,791,047   $      82,779,392
                                                                         =================    =================   =================

Initial Class
  Net Assets                                                             $       5,430,096    $      20,791,047   $      82,779,392
  Share of Beneficial Interest                                                     499,698            1,487,755           5,465,036
  Net asset value per share                                              $           10.87    $           13.97   $           15.15
                                                                         =================    =================   =================

Service Class
  Net Assets                                                             $              --    $              --   $              --
  Share of Beneficial Interest                                                          --                   --                  --
  Net asset value per share                                              $              --    $              --   $              --
                                                                         =================    =================   =================
Investments in securities, at cost                                       $       4,900,823    $      16,237,017   $      71,028,312
                                                                         =================    =================   =================

                                                                             BLUE CHIP
                                                                              MID CAP             INVESTORS         SELECT EQUITY
                                                                               FUND            FOUNDATION FUND          FUND
                                                                         -----------------    -----------------   -----------------
ASSETS
Investment in securities, at value                                       $      80,669,885    $       7,432,535   $      10,995,383
Cash                                                                                   860               33,114             109,111
Interest and dividends receivable                                                   25,467                7,746               8,141
Receivable for Fund shares sold                                                         63                   --                 543
Receivable for investments sold                                                    334,965               33,465                  --
Receivable due from adviser                                                             --               15,843               7,416
Other assets                                                                        10,062                1,010               1,474
                                                                         -----------------    -----------------   -----------------
Total Assets                                                                    81,041,302            7,523,713          11,122,068
                                                                         -----------------    -----------------   -----------------
LIABILITIES
Payable for investments purchased                                                  333,095               40,668                  --
Payable for Fund shares redeemed                                                     5,338                  199                 560
Adviser fee payable                                                                139,693                   --                  --
Accrued expenses and other liabilities                                              31,213               18,637              20,475
                                                                         -----------------    -----------------   -----------------
Total Liabilities                                                                  509,339               59,504              21,035
                                                                         -----------------    -----------------   -----------------
NET ASSETS                                                               $      80,531,963    $       7,464,209   $      11,101,033
                                                                         =================    =================   =================
COMPOSITION OF NET ASSETS
Paid-in Capital                                                          $      66,813,804    $       8,368,087   $      16,336,436
Undistributed (distributions in excess of) net investment
  income                                                                           (76,083)              29,443              10,187
Accumulated net realized gain (loss) on investments                               (457,926)          (1,673,869)         (6,383,073)
Net unrealized appreciation (depreciation) of investments and
  foreign currency transactions                                                 14,252,168              740,548           1,137,483
                                                                         -----------------    -----------------   -----------------
                                                                         $      80,531,963    $       7,464,209   $       1,101,033
                                                                         =================    =================   =================

Initial Class
  Net Assets                                                             $      80,531,963    $       7,464,209   $      11,101,033
  Share of Beneficial Interest                                                   4,979,215              854,785           1,258,813
  Net asset value per share                                              $           16.17    $            8.73   $            8.82
                                                                         =================    =================   =================

Service Class
  Net Assets                                                             $              --    $              --   $              --
  Share of Beneficial Interest                                                          --                   --                  --
  Net asset value per share                                              $              --    $              --   $              --
                                                                         =================    =================   =================
Investments in securities, at cost                                       $      66,417,608    $       6,691,987   $       9,857,900
                                                                         =================    =================   =================

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2004 (UNAUDITED)        SUN CAPITAL ADVISERS TRUST

                                                                              ALL CAP         INVESTMENT GRADE      MONEY MARKET
                                                                                FUND              BOND FUND             FUND
                                                                         -----------------    -----------------   -----------------
INVESTMENT INCOME
  Interest                                                               $             558    $       1,767,034   $         560,193
  Dividends                                                                         32,822                   --                  --
                                                                         -----------------    -----------------   -----------------
Total investment income                                                             33,380            1,767,034             560,193
                                                                         -----------------    -----------------   -----------------
EXPENSES
  Investment advisory fee                                                           19,308              190,570             263,457
  Distribution fee - Service Class                                                      69                  365                  --
  Custody and fund accounting                                                       28,032               37,326              28,613
  Audit                                                                              8,530                8,957               8,776
  Legal                                                                                885               12,095              19,549
  Printing                                                                              --                4,679               7,635
  Administration                                                                    29,079               29,371              25,254
  Transfer agency                                                                    4,563                3,733               3,694
  Trustees fees                                                                      2,925                2,927               3,133
  Insurance                                                                            709                8,739              15,591
  Miscellaneous fees                                                                   341                1,839                 951
                                                                         -----------------    -----------------   -----------------
Total expenses                                                                      94,441              300,601             376,653
                                                                         -----------------    -----------------   -----------------
  Less: Reduction of advisory fees                                                 (19,308)             (62,149)            (35,062)
        Reimbursement of operating expenses                                        (50,239)                  --                  --
                                                                         -----------------    -----------------   -----------------
Net expenses                                                                        24,894              238,452             341,591
                                                                         -----------------    -----------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                         8,486            1,528,582             218,602
                                                                         -----------------    -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investment transactions                              678,562              454,975                 (21)
  Net unrealized appreciation (depreciation) on investment and foreign
    currency transactions                                                          (70,382)          (1,581,715)                 --
                                                                         -----------------    -----------------   -----------------
Net realized and unrealized gain (loss) on investments                             608,180           (1,126,740)                (21)
                                                                         -----------------    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $         616,666    $         401,842   $         218,581
                                                                         =================    =================   =================

                                                                            REAL ESTATE         ALGER GROWTH        ALGER INCOME &
                                                                                FUND                FUND             GROWTH FUND
                                                                         -----------------    -----------------   -----------------
INVESTMENT INCOME
  Interest                                                               $          11,915    $           1,754   $           1,847
  Dividends                                                                      1,983,120               32,424              52,818
                                                                         -----------------    -----------------   -----------------
Total investment income                                                          1,995,035               34,178              54,665
                                                                         -----------------    -----------------   -----------------
EXPENSES
  Investment advisory fee                                                          412,579               47,680              29,971
  Distribution fee - Service Class                                                   4,023                   --                  --
  Custody and fund accounting                                                       34,350               27,556              24,935
  Audit                                                                              9,409                8,280               8,280
  Legal                                                                             12,751                2,300               1,166
  Printing                                                                          12,807                1,175                 816
  Administration                                                                    28,958               24,998              24,998
  Transfer agency                                                                    5,414                4,140               2,603
  Trustees fees                                                                      2,927                2,925               2,653
  Insurance                                                                         10,720                1,657               1,225
  Miscellaneous fees                                                                 1,913                  867                 513
                                                                         -----------------    -----------------   -----------------
Total expenses                                                                     535,851              121,578              97,160
                                                                         -----------------    -----------------   -----------------
  Less: Reduction of advisory fees                                                      --              (47,680)            (29,971)
        Reimbursement of operating expenses                                             --              (16,681)            (28,827)
                                                                         -----------------    -----------------   -----------------
Net expenses                                                                       535,851               57,217              38,362
                                                                         -----------------    -----------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                     1,459,184              (23,039)             16,303
                                                                         -----------------    -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investment transactions                            6,054,149            1,226,152             555,319
  Net unrealized appreciation (depreciation) on investment and foreign
    currency transactions                                                       (2,693,638)            (953,563)           (141,936)
                                                                         -----------------    -----------------   -----------------
Net realized and unrealized gain (loss) on investments                           3,360,511              272,589             413,383
                                                                         -----------------    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $       4,819,695    $         249,550   $         429,686
                                                                         =================    =================   =================

See Notes to Financial Statements.

                                                                            ALGER SMALL
                                                                          CAPITALIZATION       DAVIS FINANCIAL      DAVIS VENTURE
                                                                               FUND                 FUND              VALUE FUND
                                                                         -----------------    -----------------   -----------------
INVESTMENT INCOME
  Interest                                                               $           2,045    $             781   $           2,959
  Dividends                                                                          6,157               56,287             370,657
                                                                         -----------------    -----------------   -----------------
Total investment income                                                              8,202               57,068             373,616
                                                                         -----------------    -----------------   -----------------
EXPENSES
  Investment advisory fee                                                           28,909               33,687             170,736
  Distribution fee - Service Class                                                      --                   --                  --
  Custody and fund accounting                                                       29,319               20,261              31,745
  Audit                                                                              8,530                8,837               8,747
  Legal                                                                              1,379                1,601               7,928
  Printing                                                                           1,231                  637               1,166
  Administration                                                                    24,998               24,998              24,998
  Transfer agency                                                                    3,037                2,305               4,103
  Trustees fees                                                                      2,925                2,928               2,928
  Insurance                                                                            919                1,217               5,947
  Miscellaneous fees                                                                   380                  467               1,282
                                                                         -----------------    -----------------   -----------------
Total expenses                                                                     101,627               96,938             259,580
                                                                         -----------------    -----------------   -----------------
  Less: Reduction of advisory fees                                                 (28,909)             (33,687)            (54,697)
        Reimbursement of operating expenses                                        (38,707)             (22,827)                 --
                                                                         -----------------    -----------------   -----------------
Net expenses                                                                        34,011               40,424             204,883
                                                                         -----------------    -----------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                       (25,809)              16,644             168,733
                                                                         -----------------    -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investment transactions                              889,490             (330,336)            154,766
  Net unrealized appreciation (depreciation) on investment
    and foreign currency transactions                                             (250,696)             506,083           1,800,815
                                                                         -----------------    -----------------   -----------------
Net realized and unrealized gain (loss) on investments                             638,794              175,747           1,955,581
                                                                         -----------------    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $         612,985    $         192,391   $       2,124,314
                                                                         =================    =================   =================

                                                                         NEUBERGER BERMAN     NEUBERGER BERMAN
                                                                          MID CAP GROWTH        MID CAP VALUE       VALUE EQUITY
                                                                               FUND               VALUE FUND            FUND
                                                                         -----------------    -----------------   -----------------
INVESTMENT INCOME
  Interest                                                               $             221    $             492   $              14
  Dividends                                                                         13,261               63,722              75,574
                                                                         -----------------    -----------------   -----------------
Total investment income                                                             13,482               64,214              75,588
                                                                         -----------------    -----------------   -----------------
EXPENSES
  Investment advisory fee                                                           32,766               49,194              35,306
  Distribution fee - Service Class                                                      --                   --                  --
  Custody and fund accounting                                                       25,213               28,030              23,690
  Audit                                                                              9,029                9,029               8,838
  Legal                                                                                106                1,225               1,466
  Printing                                                                             513                  741                  --
  Administration                                                                    24,998               25,186              24,998
  Transfer agency                                                                    3,414                4,018               3,074
  Trustees fees                                                                      2,868                2,627               2,928
  Insurance                                                                            909                1,309               1,161
  Miscellaneous fees                                                                   452                  404                 452
                                                                         -----------------    -----------------   -----------------
Total expenses                                                                     100,268              121,763             101,913
                                                                         -----------------    -----------------   -----------------
  Less: Reduction of advisory fees                                                 (32,766)             (49,194)            (35,306)
        Reimbursement of operating expenses                                        (29,563)             (15,608)            (26,888)
                                                                         -----------------    -----------------   -----------------
Net expenses                                                                        37,939               56,961              39,719
                                                                         -----------------    -----------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                       (24,457)               7,253              35,869
                                                                         -----------------    -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investment transactions                              161,400              988,237             611,445
  Net unrealized appreciation (depreciation) on investment
    and foreign currency transactions                                              329,370             (194,360)           (303,149)
                                                                         -----------------    -----------------   -----------------
Net realized and unrealized gain (loss) on investments                             490,770              793,877             308,296
                                                                         -----------------    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $         466,313    $         801,130   $         344,165
                                                                         =================    =================   =================

See Notes to Financial Statements.

                                                                           VALUE MANAGED        VALUE MID CAP      VALUE SMALL CAP
                                                                               FUND                  FUND               FUND
                                                                         -----------------    -----------------   -----------------
INVESTMENT INCOME
  Interest                                                               $              14    $             213   $           5,117
  Dividends                                                                         39,743               60,802             368,345
                                                                         -----------------    -----------------   -----------------
Total investment income                                                             39,757               61,015             373,462
                                                                         -----------------    -----------------   -----------------
EXPENSES
  Investment advisory fee                                                           22,523               83,702             314,363
  Distribution fee - Service Class                                                      --                   --                  --
  Custody and fund accounting                                                       23,181               25,692              34,544
  Audit                                                                              8,837                8,980               8,462
  Legal                                                                                928                3,513              12,296
  Printing                                                                             287                  489               7,942
  Administration                                                                    24,998               24,998              24,998
  Transfer agency                                                                    3,074                2,846               3,616
  Trustees fees                                                                      2,928                2,927               2,928
  Insurance                                                                            757                2,819              10,096
  Miscellaneous fees                                                                   411                  716               1,835
                                                                         -----------------    -----------------   -----------------
Total expenses                                                                      87,924              156,682             421,080
                                                                         -----------------    -----------------   -----------------
  Less: Reduction of advisory fees                                                 (22,523)             (52,053)            (28,126)
        Reimbursement of operating expenses                                        (40,063)                  --                  --
                                                                         -----------------    -----------------   -----------------
Net expenses                                                                        25,338              104,629             392,954
                                                                         -----------------    -----------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                        14,419              (43,614)            (19,492)
                                                                         -----------------    -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investment transactions                              347,005            1,444,312           6,715,206
  Net unrealized appreciation (depreciation) on investment
    and foreign currency transactions                                             (168,943)             270,469          (1,067,991)
                                                                         -----------------    -----------------   -----------------
Net realized and unrealized gain (loss) on investments                             178,062            1,714,781           5,647,215
                                                                         -----------------    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $         192,481    $       1,671,167   $       5,627,723
                                                                         =================    =================   =================

                                                                             BLUE CHIP
                                                                              MID CAP             INVESTORS         SELECT EQUITY
                                                                               FUND            FOUNDATION FUND          FUND
                                                                         -----------------    -----------------   -----------------
INVESTMENT INCOME
  Interest                                                               $           3,265    $              --   $             383
  Dividends                                                                        311,231               63,977              58,500
                                                                         -----------------    -----------------   -----------------
Total investment income                                                            314,496               63,977              58,883
                                                                         -----------------    -----------------   -----------------
EXPENSES
  Investment advisory fee                                                          312,870               28,797              40,610
  Distribution fee - Service Class                                                      --                   --                  --
  Custody and fund accounting                                                       40,323               27,012              22,369
  Audit                                                                              8,748                8,838               9,266
  Legal                                                                             14,472                1,249               2,591
  Printing                                                                           6,813                  286                 134
  Administration                                                                    25,019               25,175              25,022
  Transfer agency                                                                    3,602                3,061               3,061
  Trustees fees                                                                      3,316                2,849               2,924
  Insurance                                                                         10,235                1,030               1,453
  Miscellaneous fees                                                                 2,276                  437                 502
                                                                         -----------------    -----------------   -----------------
Total expenses                                                                     427,674               98,734             107,932
                                                                         -----------------    -----------------   -----------------
  Less: Reduction of advisory fees                                                 (36,657)             (28,797)            (40,610)
        Reimbursement of operating expenses                                             --              (35,403)            (18,626)
                                                                         -----------------    -----------------   -----------------
Net expenses                                                                       391,017               34,534              48,696
                                                                         -----------------    -----------------   -----------------
NET INVESTMENT INCOME (LOSS)                                                       (76,521)              29,443              10,187
                                                                         -----------------    -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on investment transactions                            3,385,104              364,638             413,259
  Net unrealized appreciation (depreciation) on investment
    and foreign currency transactions                                             (568,387)            (235,618)           (187,077)
                                                                         -----------------    -----------------   -----------------
Net realized and unrealized gain (loss) on investments                           2,816,717              129,020             226,182
                                                                         -----------------    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $       2,740,196    $         158,463   $         236,369
                                                                         =================    =================   =================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST

                                                                                       ALL CAP FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004         YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $           8,486    $          18,945
  Net realized gain (loss) on investment transactions                              678,562              280,430
  Net unrealized appreciation (depreciation) of investments                        (70,382)             911,409
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    616,666            1,210,784
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (17,001)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --              (15,947)
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (32,948)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        1,233,592            2,358,428
  Net proceeds from reinvestment of distributions                                       --               32,948
  Cost of shares redeemed                                                         (862,834)            (267,389)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock transactions              370,758            2,123,987
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            987,424            3,301,823
NET ASSETS
Beginning of period                                                              5,082,265            1,780,442
                                                                         -----------------    -----------------
End of period+                                                           $       6,069,689    $       5,082,265
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      100,285              233,939
  Shares issued to shareholders from reinvestment of distributions                      --                2,918
  Shares redeemed                                                                  (71,121)             (29,224)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                           29,164              207,633
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          10,168    $           1,682
                                                                         =================    =================

                                                                               INVESTMENT GRADE BOND FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $       1,528,582    $       3,596,751
  Net realized gain (loss) on investment transactions                              454,975              788,671
  Net unrealized appreciation (depreciation) of investments                     (1,581,715)           1,907,043
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    401,842            6,292,465
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                        (1,521,761)          (3,611,788)
    Service Class Shares                                                            (6,821)                  --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                   (1,528,582)          (3,611,788)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        4,101,031           12,560,488
  Net proceeds from reinvestment of distributions                                1,528,582            3,611,788
  Cost of shares redeemed                                                      (10,740,037)         (20,196,327)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock transactions           (5,110,424)          (4,024,051)
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                         (6,237,164)          (1,343,374)
NET ASSETS
Beginning of period                                                             66,335,233           67,678,607
                                                                         -----------------    -----------------
End of period+                                                           $      60,098,069    $      66,335,233
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      409,166            1,278,813
  Shares issued to shareholders from reinvestment of distributions                 152,880              365,651
  Shares redeemed                                                               (1,076,612)          (2,055,489)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                         (514,566)            (411,025)
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $           5,587    $           5,587
                                                                         =================    =================

                                                                                   MONEY MARKET FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         218,602    $         792,677
  Net realized gain (loss) on investment transactions                                  (21)                 453
  Net unrealized appreciation (depreciation) of investments                             --                   --
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    218,581              793,130
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                          (218,602)            (792,677)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                     (218,602)            (792,677)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                       31,935,279          138,242,739
  Net proceeds from reinvestment of distributions                                  218,602              792,677
  Cost of shares redeemed                                                      (50,422,653)        (175,395,161)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock transactions          (18,268,772)         (36,359,745)
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                        (18,268,793)         (36,359,292)
NET ASSETS
Beginning of period                                                            113,003,668          149,362,960
                                                                         -----------------    -----------------
End of period+                                                           $      94,734,875    $     113,003,668
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                   31,935,279          138,242,739
  Shares issued to shareholders from reinvestment of distributions                 218,602              792,677
  Shares redeemed                                                              (50,422,653)        (175,395,161)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                      (18,268,772)         (36,359,745)
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $              --    $              --
                                                                         =================    =================

See Notes to Financial Statements.

                                                                                   REAL ESTATE FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004         YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $       1,459,184    $       2,497,229
  Net realized gain (loss) on investment transactions                            6,054,149            2,592,748
  Net unrealized appreciation (depreciation) of investments                     (2,693,638)          12,262,673
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from
  operations                                                                     4,819,695           17,352,650
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --                   --
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                       19,198,767           25,727,511
  Net proceeds from reinvestment of distributions                                       --                   --
  Cost of shares redeemed                                                       (5,930,818)          (8,695,925)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                  13,267,949           17,031,586
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                         18,087,644           34,384,236
NET ASSETS
Beginning of period                                                             78,694,595           44,310,359
                                                                         -----------------    -----------------
End of period+                                                           $      96,782,239    $      78,694,595
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                    1,232,394            1,954,473
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                   --
  Shares redeemed                                                                 (379,147)            (732,041)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          853,247            1,222,432
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $       3,354,005    $              --
                                                                         =================    =================

                                                                                    ALGER GROWTH FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         (23,039)   $          (9,331)
  Net realized gain (loss) on investment transactions                            1,226,152              772,038
  Net unrealized appreciation (depreciation) of investments                       (953,563)           1,836,290
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from
  operations                                                                       249,550            2,598,997
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --                  (47)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --                  (47)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        2,730,935            5,112,479
  Net proceeds from reinvestment of distributions                                       --                   47
  Cost of shares redeemed                                                       (4,401,697)          (3,271,853)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                  (1,670,762)           1,840,673
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                         (1,421,212)           4,439,623
NET ASSETS
Beginning of period                                                             12,119,533            7,679,910
                                                                         -----------------    -----------------
End of period+                                                           $      10,698,321    $      12,119,533
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      277,433              635,347
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                    5
  Shares redeemed                                                                 (462,899)            (446,821)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                         (185,466)             188,531
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         (23,039)   $              --
                                                                         =================    =================

                                                                                ALGER INCOME & GROWTH FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $          16,303    $          39,215
  Net realized gain (loss) on investment transactions                              555,319              316,233
  Net unrealized appreciation (depreciation) of investments                       (141,936)           1,445,958
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from
  operations                                                                       429,686            1,801,406
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (39,651)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (39,651)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        1,189,714            3,287,067
  Net proceeds from reinvestment of distributions                                       --               39,651
  Cost of shares redeemed                                                       (1,414,379)          (2,309,129)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (224,665)           1,017,589
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            205,021            2,779,344
NET ASSETS
Beginning of period                                                              8,985,572            6,206,228
                                                                         -----------------    -----------------
End of period+                                                           $       9,190,593    $       8,985,572
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      122,121              407,644
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                4,216
  Shares redeemed                                                                 (144,490)            (313,806)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (22,369)              98,054
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          16,303    $              --
                                                                         =================    =================

See Notes to Financial Statements.

                                                                              ALGER SMALL CAPITALIZATION FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004         YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         (25,809)   $         (35,885)
  Net realized gain (loss) on investment transactions                              889,490              771,221
  Net unrealized appreciation (depreciation) of investments                       (250,696)             919,723
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    612,985            1,655,059
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --                   --
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        1,295,127            3,874,624
  Net proceeds from reinvestment of distributions                                       --                   --
  Cost of shares redeemed                                                       (1,944,096)          (2,460,127)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (648,969)           1,414,497
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            (35,984)           3,069,556
NET ASSETS
Beginning of period                                                              6,891,225            3,821,669
                                                                         -----------------    -----------------
End of period+                                                           $       6,855,241    $       6,891,225
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      112,467              427,555
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                   --
  Shares redeemed                                                                 (167,893)            (298,971)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (55,426)             128,584
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         (25,809)   $              --
                                                                         =================    =================

                                                                                  DAVIS FINANCIAL FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $          16,644    $          49,075
  Net realized gain (loss) on investment transactions                             (330,336)            (670,776)
  Net unrealized appreciation (depreciation) of investments                        506,083            2,896,177
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    192,391            2,274,476
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (35,018)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (35,018)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                          238,633              899,814
  Net proceeds from reinvestment of distributions                                       --               35,018
  Cost of shares redeemed                                                         (971,514)          (2,076,389)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (732,881)          (1,141,557)
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                           (540,490)           1,097,901
NET ASSETS
Beginning of period                                                              8,982,224            7,884,323
                                                                         -----------------    -----------------
End of period+                                                           $       8,441,734    $       8,982,224
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                       20,203               93,966
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                3,474
  Shares redeemed                                                                  (82,447)            (235,276)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (62,244)            (137,836)
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          65,331    $          48,687
                                                                         =================    =================

                                                                                 DAVIS VENTURE VALUE FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         168,733    $         312,881
  Net realized gain (loss) on investment transactions                              154,766    $        (509,763)
  Net unrealized appreciation (depreciation) of investments                      1,800,815           10,401,882
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                  2,124,314           10,205,000
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --             (213,141)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --             (213,141)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        2,198,374            5,447,573
  Net proceeds from reinvestment of distributions                                       --              213,141
  Cost of shares redeemed                                                       (2,464,937)          (3,631,725)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (266,563)           2,028,989
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                          1,857,751           12,020,848
NET ASSETS
Beginning of period                                                             44,214,593           32,193,745
                                                                         -----------------    -----------------
End of period+                                                           $      46,072,344    $      44,214,593
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      225,390              681,374
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --               25,711
  Shares redeemed                                                                 (251,291)            (455,533)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (25,901)             251,552
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         500,040    $         331,307
                                                                         =================    =================

See Notes to Financial Statements.

                                                                                     NEUBERGER BERMAN
                                                                                   MID CAP GROWTH FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         (24,457)   $         (43,069)
  Net realized gain (loss) on investment transactions                              161,400              112,556
  Net unrealized appreciation (depreciation) of investments                        329,370            1,223,747
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    466,313            1,293,234
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --                   --
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                          589,649            2,171,453
  Net proceeds from reinvestment of distributions                                       --                   --
  Cost of shares redeemed                                                         (921,332)            (779,302)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (331,683)           1,392,151
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            134,630            2,685,385
NET ASSETS
Beginning of period                                                              6,867,462            4,182,077
                                                                         -----------------    -----------------
End of period+                                                           $       7,002,092    $       6,867,462
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                       72,256              304,458
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                   --
  Shares redeemed                                                                 (112,586)            (120,141)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (40,330)             184,317
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         (24,457)   $              --
                                                                         =================    =================

                                                                                     NEUBERGER BERMAN
                                                                                    MID CAP VALUE FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $           7,253    $           8,443
  Net realized gain (loss) on investment transactions                              988,237              451,864
  Net unrealized appreciation (depreciation) of investments                       (194,360)           2,028,649
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    801,130            2,488,956
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --               (6,994)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --               (6,994)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        1,581,606            2,825,472
  Net proceeds from reinvestment of distributions                                       --                6,994
  Cost of shares redeemed                                                       (1,481,704)          (2,457,850)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                      99,902              374,616
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            901,032            2,856,578
NET ASSETS
Beginning of period                                                              9,675,171            6,818,593
                                                                         -----------------    -----------------
End of period+                                                           $      10,576,203    $       9,675,171
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      126,333              288,934
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                  584
  Shares redeemed                                                                 (116,560)            (257,930)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                            9,773               31,588
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $           8,690    $           1,437
                                                                         =================    =================

                                                                                   VALUE EQUITY FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $          35,869    $          62,950
  Net realized gain (loss) on investment transactions                              611,445             (134,087)
  Net unrealized appreciation (depreciation) of investments                       (303,149)           2,124,510
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    344,165            2,053,373
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (63,010)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (63,010)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                          707,251            1,411,636
  Net proceeds from reinvestment of distributions                                       --               63,011
  Cost of shares redeemed                                                         (772,255)          (1,200,128)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                     (65,004)             274,519
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            279,161            2,264,882
NET ASSETS
Beginning of period                                                              8,718,173            6,453,291
                                                                         -----------------    -----------------
End of period+                                                           $       8,997,334    $       8,718,173
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                       69,760              167,427
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                6,463
  Shares redeemed                                                                  (76,060)            (152,280)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                           (6,300)              21,610
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          35,869    $              --
                                                                         =================    =================

See Notes to Financial Statements.

                                                                                   VALUE MANAGED FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $          14,419    $          39,259
  Net realized gain (loss) on investment transactions                              347,005              179,313
  Net unrealized appreciation (depreciation) of investments                       (168,943)           1,013,325
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    192,481            1,231,897
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (39,011)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (39,011)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                          591,839              795,633
  Net proceeds from reinvestment of distributions                                       --               39,011
  Cost of shares redeemed                                                         (914,760)            (834,356)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (322,921)                 288
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                           (130,440)           1,193,174
NET ASSETS
Beginning of period                                                              5,560,536            4,367,362
                                                                         -----------------    -----------------
End of period+                                                           $       5,430,096    $       5,560,536
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                       54,522               88,796
  Shares issued to shareholders from reinvestment
    of distributions                                                                    --                3,787
  Shares redeemed                                                                  (86,062)             (95,957)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (31,540)              (3,374)
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          14,667    $             248
                                                                         =================    =================

                                                                                   VALUE MID CAP FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         (43,614)   $           4,708
  Net realized gain (loss) on investment transactions                            1,444,312            1,982,014
  Net unrealized appreciation (depreciation) of investments                        270,469            2,931,562
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                  1,671,167            4,918,284
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --               (5,090)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --           (1,094,852)
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --           (1,099,942)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        1,660,341            2,872,186
  Net proceeds from reinvestment of distributions                                       --            1,099,942
  Cost of shares redeemed                                                       (3,122,348)          (2,890,759)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                  (1,462,007)           1,081,369
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            209,160            4,899,711
NET ASSETS
Beginning of period                                                             20,581,887           15,682,176
                                                                         -----------------    -----------------
End of period+                                                           $      20,791,047    $      20,581,887
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      123,090              251,244
  Shares issued to shareholders from reinvestment
    of distributions                                                                    --               86,271
  Shares redeemed                                                                 (231,763)            (261,190)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                         (108,673)              76,325
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         (43,614)   $              --
                                                                         =================    =================

                                                                                  VALUE SMALL CAP FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         (19,492)   $          76,364
  Net realized gain (loss) on investment transactions                            6,715,206            8,423,726
  Net unrealized appreciation (depreciation) of investments                     (1,067,991)          12,833,360
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                  5,627,723           21,333,450
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (33,939)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (33,939)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        8,216,026           20,401,216
  Net proceeds from reinvestment of distributions                                       --               33,939
  Cost of shares redeemed                                                       (2,891,074)         (14,189,636)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                   5,324,952            6,245,519
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                         10,952,675           27,545,030
NET ASSETS
Beginning of period                                                             71,826,717           44,281,687
                                                                         -----------------    -----------------
End of period+                                                           $      82,779,392    $      71,826,717
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      554,136            1,849,477
  Shares issued to shareholders from reinvestment
    of distributions                                                                    --                2,637
  Shares redeemed                                                                 (195,803)          (1,198,736)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          358,333              653,378
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         (12,658)   $           6,834
                                                                         =================    =================

See Notes to Financial Statements.

                                                                                 BLUE CHIP MID CAP FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $         (76,521)   $         (53,681)
  Net realized gain (loss) on investment transactions                            3,385,104            3,619,234
  Net unrealized appreciation (depreciation) of investments                       (568,387)          16,340,552
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                  2,740,196           19,906,105
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --                   --
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                        5,294,641           11,315,742
  Net proceeds from reinvestment of distributions                                       --                   --
  Cost of shares redeemed                                                       (3,171,749)          (9,058,622)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                   2,122,892            2,257,120
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                          4,863,088           22,163,225
NET ASSETS
Beginning of period                                                             75,668,875           53,505,650
                                                                         -----------------    -----------------
End of period+                                                           $      80,531,963    $      75,668,875
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                      332,406              865,348
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                   --
  Shares redeemed                                                                 (199,961)            (684,940)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          132,445              180,408
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $         (76,083)   $             438
                                                                         =================    =================

                                                                                INVESTORS FOUNDATION FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $          29,443    $          50,069
  Net realized gain (loss) on investment transactions                              364,638             (322,767)
  Net unrealized appreciation (depreciation) of investments                       (235,618)           1,965,338
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    158,463            1,692,640
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (50,657)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (50,657)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                          292,637              861,827
  Net proceeds from reinvestment of distributions                                       --               50,657
  Cost of shares redeemed                                                         (665,719)            (950,037)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                    (373,082)             (37,553)
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                           (214,619)           1,604,430
NET ASSETS
Beginning of period                                                              7,678,828            6,074,398
                                                                         -----------------    -----------------
End of period+                                                           $       7,464,209    $       7,678,828
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                       33,975              116,404
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                6,009
  Shares redeemed                                                                  (76,427)            (135,530)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                          (42,452)             (13,117)
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          29,443    $              --
                                                                         =================    =================

                                                                                   SELECT EQUITY FUND
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 2004          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2003
                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                                           $          10,187    $          31,889
  Net realized gain (loss) on investment transactions                              413,259                3,828
  Net unrealized appreciation (depreciation) of investments                       (187,077)           2,528,346
                                                                         -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                    236,369            2,564,063
                                                                         -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Initial Class Shares                                                                --              (31,889)
    Service Class Shares                                                                --                   --
  In excess of net investment income
    Initial Class Shares                                                                --               (2,024)
    Service Class Shares                                                                --                   --
  Net realized gain on investments
    Initial Class Shares                                                                --                   --
    Service Class Shares                                                                --                   --
                                                                         -----------------    -----------------
Net decrease in net assets from distributions                                           --              (33,913)
                                                                         -----------------    -----------------
SHARE TRANSACTIONS
  Net proceeds from sales                                                          823,048            1,772,700
  Net proceeds from reinvestment of distributions                                       --               33,913
  Cost of shares redeemed                                                         (722,016)          (1,974,013)
                                                                         -----------------    -----------------
Net increase (decrease) in net assets from capital stock
  transactions                                                                     101,032             (167,400)
                                                                         -----------------    -----------------
Total increase (decrease) in net assets                                            337,401            2,362,750
NET ASSETS
Beginning of period                                                             10,763,632            8,400,882
                                                                         -----------------    -----------------
End of period+                                                           $      11,101,033    $      10,763,632
                                                                         =================    =================
SHARES OF BENEFICIAL INTEREST
  Shares sold                                                                       94,948    $         239,409
  Shares issued to shareholders from reinvestment of
    distributions                                                                       --                3,966
  Shares redeemed                                                                  (82,787)            (267,073)
                                                                         -----------------    -----------------
  Net increase (decrease)                                                           12,161              (23,698)
                                                                         =================    =================
+ Includes undistributed net investment income (loss)                    $          10,187    $              --
                                                                         =================    =================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST

Selected data for a share outstanding throughout each period:

                                                                   ALL CAP FUND
                                        ----------------------------------------------------------------------
                                                           INITIAL CLASS                         SERVICE CLASS
                                        ---------------------------------------------------     --------------
                                          SIX MONTHS          YEAR           FOR THE PERIOD     FOR THE PERIOD
                                            ENDED             ENDED           05/01/02* TO       02/01/04* TO
                                          06/30/2004^       12/31/2003         12/31/2002          06/30/04^
                                        --------------    --------------     --------------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $       11.450    $        7.540     $       10.000     $       12.140
                                        --------------    --------------     --------------     --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   0.015             0.043              0.020              0.008
  Net realized and unrealized gain
    (loss) on investments                        1.375             3.943             (2.462)             0.662
                                        --------------    --------------     --------------     --------------
  Total from Investment
    Operations                                   1.390             3.986             (2.442)             0.670
                                        --------------    --------------     --------------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                             --            (0.040)            (0.018)                --
  In excess of net investment
    income                                          --                --                 --                 --
  Net realized gain on
    investments                                     --                --                 --                 --
  In excess of net realized gain on
    investments                                     --                --                 --                 --
  Capital                                           --            (0.036)                --                 --
                                        --------------    --------------     --------------     --------------
  Total distributions                               --            (0.076)            (0.018)                --
                                        --------------    --------------     --------------     --------------
NET ASSET VALUE, END OF PERIOD          $       12.840    $       11.450     $        7.540     $       12.810
                                        ==============    ==============     ==============     ==============
TOTAL RETURN(b)                                  12.14%            52.89%            (24.43)%             5.52%
                                        ==============    ==============     ==============     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $        5,835    $        5,082     $        1,780     $          235
Ratios to average net assets:
  Net expenses(a)                                 0.90%             0.90%              0.90%              1.15%
  Gross expenses(a)                               3.42%             5.47%              5.73%              4.28%
  Net investment income (loss)(a)                 0.31%             0.70%              0.41%              0.54%
Portfolio turnover rate                             74%              150%                67%                74%

                                                                        INVESTMENT GRADE BOND FUND
                                        -----------------------------------------------------------------------------------------
                                                                      INITIAL CLASS                                SERVICE CLASS
                                        -----------------------------------------------------------------------    --------------
                                          SIX MONTHS                      YEAR ENDED DECEMBER 31                   FOR THE PERIOD
                                             ENDED         ----------------------------------------------------     02/01/04* TO
                                          06/30/2004^        2003       2002       2001       2000       1999         06/30/04^
                                        --------------     --------   --------   --------   --------   --------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $       10.020     $  9.630   $  9.680   $  9.600   $  9.340   $  9.970    $       10.090
                                        --------------     --------   --------   --------   --------   --------    --------------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   0.240        0.514      0.538      0.601      0.626      0.576             0.194
  Net realized and unrealized gain
    (loss) on investments                       (0.180)       0.393     (0.050)     0.079      0.260     (0.630)           (0.250)
                                        --------------     --------   --------   --------   --------   --------    --------------
  Total from Investment
    Operations                                   0.060        0.907      0.488      0.680      0.886     (0.054)           (0.056)
                                        --------------     --------   --------   --------   --------   --------    --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                         (0.240)      (0.517)    (0.538)    (0.600)    (0.626)    (0.576)           (0.194)
  In excess of net investment
    income                                          --           --         --         --         --         --                --
  Net realized gain on
    investments                                     --           --         --         --         --         --                --
  In excess of net realized gain on
    investments                                     --           --         --         --         --         --                --
  Capital                                           --           --         --         --         --         --                --
                                        --------------     --------   --------   --------   --------   --------    --------------
  Total distributions                           (0.240)      (0.517)    (0.538)    (0.600)    (0.626)    (0.576)           (0.194)
                                        --------------     --------   --------   --------   --------   --------    --------------
NET ASSET VALUE, END OF PERIOD          $        9.840     $ 10.020   $  9.630   $  9.680   $  9.600   $  9.340    $        9.840
                                        ==============     ========   ========   ========   ========   ========    ==============
TOTAL RETURN(b)                                   0.58%        9.63%      5.23%      7.21%      9.86%     (0.56)%           (0.56)%
                                        ==============     ========   ========   ========   ========   ========    ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $       59,688     $ 66,335   $ 67,679   $ 80,999   $ 40,376   $ 18,184    $          410
Ratios to average net assets:
  Net expenses(a)                                 0.75%        0.75%      0.75%      0.75%      0.75%      0.75%             1.00%
  Gross expenses(a)                               0.95%        0.88%      0.81%      0.95%      1.31%      1.98%             1.20%
  Net investment income (loss)(a)                 4.81%        5.22%      5.60%      6.11%      6.70%      6.00%             4.67%
Portfolio turnover rate                             28%          57%       144%        92%        69%        78%               28%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

Selected data for a share outstanding throughout each period:

                                                               MONEY MARKET FUND - INITIAL CLASS
                                        -------------------------------------------------------------------------------
                                          SIX MONTHS                          YEAR ENDED DECEMBER 31
                                             ENDED         ------------------------------------------------------------
                                          06/30/2004^        2003         2002         2001         2000         1999
                                        --------------     --------     --------     --------     --------     --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $        1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                        --------------     --------     --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   0.002        0.005        0.011        0.035        0.057        0.045
  Net realized and unrealized gain
    (loss) on investments                           --           --           --           --           --           --
                                        --------------     --------     --------     --------     --------     --------
  Total from Investment
    Operations                                   0.002        0.005        0.011        0.035        0.057        0.045
                                        --------------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS FROM:
  Net investment income                         (0.002)      (0.005)      (0.011)      (0.035)      (0.057)      (0.045)
  In excess of net investment
    income                                          --           --           --           --           --           --
  Net realized gain on investments                  --           --           --           --           --           --
  In excess of net realized gain on
    investments                                     --           --           --           --           --           --
  Capital                                           --           --           --           --           --           --
                                        --------------     --------     --------     --------     --------     --------
  Total distributions                           (0.002)      (0.005)      (0.011)      (0.035)      (0.057)      (0.045)
                                        --------------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD          $        1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                        ==============     ========     ========     ========     ========     ========
TOTAL RETURN(b)                                   0.21%        0.55%        1.12%        3.59%        5.90%        4.63%
                                        ==============     ========     ========     ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $       94,735     $113,004     $149,363     $116,946     $ 41,279     $ 13,971
Ratios to average net assets:
  Net expenses(a)                                 0.65%        0.65%        0.65%        0.65%        0.65%        0.65%
  Gross expenses(a)                               0.71%        0.65%        0.65%        0.74%        1.22%        2.70%
  Net investment income (loss)(a)                 0.41%        0.56%        1.11%        3.16%        5.83%        4.69%
Portfolio turnover rate                            N/A          N/A          N/A          N/A          N/A          N/A

                                                                        REAL ESTATE FUND
                                        -----------------------------------------------------------------------------
                                                                         INITIAL CLASS
                                        -----------------------------------------------------------------------------
                                          SIX MONTHS                        YEAR ENDED DECEMBER 31
                                             ENDED        -----------------------------------------------------------
                                          06/30/2004^       2003        2002         2001         2000         1999
                                        --------------    --------    --------     --------     --------     --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $       15.090    $ 11.100    $ 11.850     $ 11.250     $  8.940     $  9.850
                                        --------------    --------    --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   0.553       0.277       0.496        0.629        0.388        0.477
  Net realized and unrealized gain
    (loss) on investments                        0.307       3.713      (0.036)       0.772        2.402       (0.888)
                                        --------------    --------    --------     --------     --------     --------
  Total from Investment
    Operations                                   0.860       3.990       0.460        1.401        2.790       (0.411)
                                        --------------    --------    --------     --------     --------     --------
LESS DISTRIBUTIONS FROM:
  Net investment income                             --          --      (0.463)      (0.618)      (0.417)      (0.447)
  In excess of net investment
    income                                          --          --          --           --           --           --
  Net realized gain on investments                  --          --      (0.583)      (0.183)      (0.054)          --
  In excess of net realized gain on
    investments                                     --          --      (0.070)          --       (0.009)          --
  Capital                                           --          --      (0.094)          --           --       (0.052)
                                        --------------    --------    --------     --------     --------     --------
  Total distributions                               --          --      (1.210)      (0.801)      (0.480)      (0.499)
                                        --------------    --------    --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD          $       15.950    $ 15.090    $ 11.100     $ 11.850     $ 11.250     $  8.940
                                        ==============    ========    ========     ========     ========     ========
TOTAL RETURN(b)                                   5.70%      35.95%       4.04%       12.58%       31.30%       (3.98)%
                                        ==============    ========    ========     ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $       88,195    $ 78,695    $ 44,310     $ 25,824     $ 17,162     $  6,089
Ratios to average net assets:
  Net expenses(a)                                 1.22%       1.25%       1.25%        1.25%        1.25%        1.25%
  Gross expenses(a)                               1.22%       1.26%       1.41%        1.68%        2.67%        3.39%
  Net investment income (loss)(a)                 3.34%       4.54%       5.51%        5.60%        6.13%        6.09%
Portfolio turnover rate                             28%         42%         49%          25%          15%          13%

                                       REAL ESTATE FUND
                                       ----------------
                                        SERVICE CLASS
                                        --------------
                                        FOR THE PERIOD
                                         02/01/04* TO
                                          06/30/2004^
                                        --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $       15.720
                                        --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   0.115
  Net realized and unrealized gain
    (loss) on investments                        0.105
                                        --------------
  Total from Investment
    Operations                                   0.220
                                        --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                             --
  In excess of net investment
    income                                          --
  Net realized gain on investments                  --
  In excess of net realized gain on
    investments                                     --
  Capital                                           --
                                        --------------
  Total distributions                               --
                                        --------------
NET ASSET VALUE, END OF PERIOD          $       15.940
                                        ==============
TOTAL RETURN(b)                                   1.40%
                                        ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $        8,587
Ratios to average net assets:
  Net expenses(a)                                 1.47%
  Gross expenses(a)                               1.47%
  Net investment income (loss)(a)                 3.86%
Portfolio turnover rate                             28%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

Selected data for a share outstanding throughout each Period:

                                                  ALGER GROWTH FUND - INITIAL CLASS
                                         ----------------------------------------------------
                                           SIX MONTHS                          FOR THE PERIOD
                                             ENDED            YEAR ENDED        04/01/02* TO
                                          06/30/2004^         12/31/2003         12/31/2002
                                         --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD     $        9.560     $        7.120     $       10.000
                                         --------------     --------------     --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   (0.021)            (0.007)             0.006
  Net realized and unrealized gain
    (loss) on investments                         0.351              2.447             (2.880)
                                         --------------     --------------     --------------
  Total from Investment Operations                0.330              2.440             (2.874)
                                         --------------     --------------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                              --                 --(c)          (0.006)
  In excess of net investment income                 --                 --                 --
  Net realized gain on investments                   --                 --                 --
  In excess of net realized gain on
    investments                                      --                 --                 --
  Capital                                            --                 --                 --
                                         --------------     --------------     --------------
  Total distributions                                --             (0.000)            (0.006)
                                         --------------     --------------     --------------
NET ASSET VALUE, END OF PERIOD           $        9.890     $        9.560     $        7.120
                                         ==============     ==============     ==============
TOTAL RETURN(b)                                    3.45%             34.27%            (28.74)%
                                         ==============     ==============     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)        $       10,698     $       12,120     $        7,680
Ratios to average net assets:
  Net expenses(a)                                  0.90%              0.90%              0.90%
  Gross expenses(a)                                1.91%              2.38%              3.12%
  Net investment income (loss)(a)                 (0.36)%            (0.10)%             0.14%
Portfolio turnover rate                              99%               161%               217%

                                                         ALGER INCOME & GROWTH
                                                         FUND - INITIAL CLASS
                                         ---------------------------------------------------
                                           SIX MONTHS                         FOR THE PERIOD
                                             ENDED           YEAR ENDED        04/01/02* TO
                                           06/30/2004^       12/31/2003         12/31/2002
                                         --------------    --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD     $        9.550    $        7.360     $       10.000
                                         --------------    --------------     --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                    0.018             0.042              0.021
  Net realized and unrealized gain
    (loss) on investments                         0.442             2.190             (2.640)
                                         --------------    --------------     --------------
  Total from Investment Operations                0.460             2.232             (2.619)
                                         --------------    --------------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                              --            (0.042)            (0.021)
  In excess of net investment income                 --                --                 --
  Net realized gain on investments                   --                --                 --
  In excess of net realized gain on
    investments                                      --                --                 --
  Capital                                            --                --                 --
                                         --------------    --------------     --------------
  Total distributions                                --            (0.042)            (0.021)
                                         --------------    --------------     --------------
NET ASSET VALUE, END OF PERIOD           $       10.010    $        9.550     $        7.360
                                         ==============    ==============     ==============
TOTAL RETURN(b)                                    4.82%            30.34%            (26.20)%
                                         ==============    ==============     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)        $        9,191    $        8,986     $        6,206
Ratios to average net assets:
  Net expenses(a)                                  0.80%             0.80%              0.80%
  Gross expenses(a)                                2.02%             2.65%              3.32%
  Net investment income (loss)(a)                  0.34%             0.56%              0.45%
Portfolio turnover rate                              54%              176%               223%

                                                     ALGER SMALL CAPITALIZATION
                                                        FUND - INITIAL CLASS
                                         ----------------------------------------------------
                                           SIX MONTHS                          FOR THE PERIOD
                                             ENDED           YEAR ENDED         04/01/02* TO
                                           06/30/2004^       12/31/2003          12/31/2002
                                         --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       10.920     $        7.610     $       10.000
                                         --------------     --------------     --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                   (0.045)            (0.057)            (0.026)
  Net realized and unrealized gain
    (loss) on investments                         1.035              3.367             (2.364)
                                         --------------     --------------     --------------
  Total from Investment Operations                0.990              3.310             (2.390)
                                         --------------     --------------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                              --                 --                 --
  In excess of net investment income                 --                 --                 --
  Net realized gain on investments                   --                 --                 --
  In excess of net realized gain on
    investments                                      --                 --                 --
  Capital                                            --                 --                 --
                                         --------------     --------------     --------------
  Total distributions                                --                 --                 --
                                         --------------     --------------     --------------
NET ASSET VALUE, END OF PERIOD           $       11.910     $       10.920     $        7.610
                                         ==============     ==============     ==============
TOTAL RETURN(b)                                    9.07%             43.50%            (23.90)%
                                         ==============     ==============     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)        $        6,855     $        6,891     $        3,822
Ratios to average net assets:
  Net expenses(a)                                  1.00%              1.00%              1.00%
  Gross expenses(a)                                2.98%              3.94%              5.16%
  Net investment income (loss)(a)                 (0.76)%            (0.77)%            (0.68)%
Portfolio turnover rate                              80%               169%               107%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

Selected data for a share outstanding throughout each Period:

                                                                    DAVIS FINANCIAL FUND - INITIAL CLASS
                                                  -----------------------------------------------------------------------
                                                     SIX MONTHS           YEAR ENDED DECEMBER 31           FOR THE PERIOD
                                                       ENDED        ----------------------------------      07/17/00* TO
                                                    06/30/2004^       2003         2002         2001         12/31/2000
                                                  --------------    --------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.430    $  8.540     $ 10.490     $ 11.320     $       10.000
                                                  --------------    --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.090       0.068        0.040        0.015              0.013
  Net realized and unrealized gain (loss) on
    investments                                            0.150       2.866       (1.975)      (0.757)             1.325
                                                  --------------    --------     --------     --------     --------------
  Total from Investment Operations                         0.240       2.934       (1.935)      (0.742)             1.338
                                                  --------------    --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                       --      (0.044)      (0.015)          --             (0.013)
  In excess of net investment income                          --          --           --           --                 --
  Net realized gain on investments                            --          --           --       (0.088)            (0.005)
  In excess of net realized gain on investments               --          --           --           --                 --
  Capital                                                     --          --           --           --                 --
                                                  --------------    --------     --------     --------     --------------
  Total distributions                                         --      (0.044)      (0.015)      (0.088)            (0.018)
                                                  --------------    --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                    $       11.670    $ 11.430     $  8.540     $ 10.490     $       11.320
                                                  ==============    ========     ========     ========     ==============
TOTAL RETURN(b)                                             2.10%      34.42%      (18.45)%      (6.57)%            13.39%
                                                  ==============    ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $        8,442    $  8,982     $  7,884     $ 10,153     $        4,729
Ratios to average net assets:
  Net expenses(a)                                           0.90%       0.90%        0.90%        0.90%              0.90%
  Gross expenses(a)                                         2.15%       2.36%        2.09%        2.72%              5.50%
  Net investment income (loss)(a)                           0.37%       0.63%        0.39%        0.20%              0.35%
Portfolio turnover rate                                        3%         17%          56%          35%                 1%

                                                                    DAVIS VENTURE VALUE FUND - INITIAL CLASS
                                                  -----------------------------------------------------------------------
                                                    SIX MONTHS            YEAR ENDED DECEMBER 31           FOR THE PERIOD
                                                       ENDED        ----------------------------------      07/17/00* TO
                                                    06/30/2004^       2003         2002         2001         12/31/2000
                                                  --------------    --------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.500    $  7.320     $  8.740     $  9.830     $       10.000
                                                  --------------    --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.108       0.065        0.054        0.049              0.028
  Net realized and unrealized gain (loss) on
    investments                                            0.352       2.161       (1.474)      (1.092)            (0.172)(c)
                                                  --------------    --------     --------     --------     --------------
  Total from Investment Operations                         0.460       2.226       (1.420)      (1.043)            (0.144)
                                                  --------------    --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                       --      (0.046)          --(d)    (0.047)            (0.026)
  In excess of net investment income                          --          --           --           --                 --
  Net realized gain on investments                            --          --           --           --                 --
  In excess of net realized gain on investments               --          --           --           --                 --
  Capital                                                     --          --           --           --                 --
                                                  --------------    --------     --------     --------     --------------
  Total distributions                                         --      (0.046)          --       (0.047)            (0.026)
                                                  --------------    --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                    $        9.960    $  9.500     $  7.320     $  8.740     $        9.830
                                                  ==============    ========     ========     ========     ==============
TOTAL RETURN(b)                                             4.84%      30.50%      (16.24)%     (10.61)%            (1.42)%
                                                  ==============    ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $       46,072    $ 44,215     $ 32,194     $ 32,110     $       12,611
Ratios to average net assets:
  Net expenses(a)                                           0.90%       0.90%        0.90%        0.90%              0.90%
  Gross expenses(a)                                         1.14%       1.19%        1.21%        1.28%              3.20%
  Net investment income (loss)(a)                           0.74%       0.86%        0.71%        0.51%              1.08%
Portfolio turnover rate                                        7%          7%          26%          84%                 0%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)  Amount is less than $0.001 per share.

Selected data for a share outstanding throughout each period:

                                                                           NEUBERGER BERMAN MID CAP GROWTH
                                                                                 FUND - INITIAL CLASS
                                                             -----------------------------------------------------------
                                                                                     YEAR ENDED
                                                               SIX MONTHS            DECEMBER 31          FOR THE PERIOD
                                                                  ENDED         ---------------------      05/01/01* TO
                                                               06/30/2004^        2003         2002         12/31/2001
                                                             --------------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $        7.990     $  6.190     $  8.740     $       10.000
                                                             --------------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       (0.030)          --(c)    (0.055)            (0.023)
  Net realized and unrealized gain (loss) on investments              0.590        1.800       (2.495)            (1.237)
                                                             --------------     --------     --------     --------------
  Total from Investment Operations                                    0.560        1.800       (2.550)            (1.260)
                                                             --------------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                  --           --           --                 --
  In excess of net investment income                                     --           --           --                 --
  Net realized gain on investments                                       --           --           --                 --
  In excess of net realized gain on investments                          --           --           --                 --
  Capital                                                                --           --           --                 --
                                                             --------------     --------     --------     --------------
  Total distributions                                                    --           --           --                 --
                                                             --------------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                               $        8.550     $  7.990     $  6.190     $        8.740
                                                             ==============     ========     ========     ==============
TOTAL RETURN(b)                                                        7.01%       29.08%      (29.26)%           (12.60)%
                                                             ==============     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                            $        7,002     $  6,867     $  4,182     $        4,235
Ratios to average net assets:
  Net expenses(a)                                                      1.10%        1.10%        1.10%              1.10%
  Gross expenses(a)                                                    2.91%        3.61%        4.06%              5.84%
  Net investment income (loss)(a)                                     (0.71)%      (0.84)%      (0.84)%            (0.53)%
Portfolio turnover rate                                                  49%         146%         163%                63%

                                                                           NEUBERGER BERMAN MID CAP VALUE
                                                                                 FUND - INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                                     YEAR ENDED
                                                                SIX MONTHS           DECEMBER 31         FOR THE PERIOD
                                                                  ENDED        ---------------------      05/01/01* TO
                                                               06/30/2004^       2003         2002         12/31/2001
                                                             --------------    --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $       12.140    $  8.910     $  9.860     $       10.000
                                                             --------------    --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        0.009       0.011        0.011              0.032
  Net realized and unrealized gain (loss) on investments              0.961       3.228       (0.950)            (0.140)
                                                             --------------    --------     --------     --------------
  Total from Investment Operations                                    0.970       3.239       (0.939)            (0.108)
                                                             --------------    --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                  --      (0.009)      (0.010)            (0.032)
  In excess of net investment income                                     --          --           --(c)              --
  Net realized gain on investments                                       --          --           --                 --
  In excess of net realized gain on investments                          --          --           --                 --
  Capital                                                                --          --           --                 --
                                                             --------------    --------     --------     --------------
  Total distributions                                                    --      (0.009)      (0.011)            (0.032)
                                                             --------------    --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                               $       13.110    $ 12.140     $  8.910     $        9.860
                                                             ==============    ========     ========     ==============
TOTAL RETURN(b)                                                        7.99%      36.35%       (9.53)%            (1.08)%
                                                             ==============    ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                            $       10,576    $  9,675     $  6,819     $        3,515
Ratios to average net assets:
  Net expenses(a)                                                      1.10%       1.10%        1.10%              1.10%
  Gross expenses(a)                                                    2.35%       2.71%        3.38%              7.47%
  Net investment income (loss)(a)                                      0.14%       0.11%        0.14%              0.69%
Portfolio turnover rate                                                  39%         74%          74%               108%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

Selected data for a share outstanding throughout each period:

                                                                    VALUE EQUITY FUND - INITIAL CLASS
                                                 -----------------------------------------------------------------------
                                                   SIX MONTHS            YEAR ENDED DECEMBER 31           FOR THE PERIOD
                                                      ENDED        ----------------------------------      07/17/00* TO
                                                   06/30/2004^       2003         2002         2001         12/31/2000
                                                 --------------    --------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD             $        9.550    $  7.520     $ 10.470     $ 11.290     $       10.000
                                                 --------------    --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.041       0.072        0.075        0.057              0.036
  Net realized and unrealized gain (loss) on
    investments                                           0.709       2.390       (2.950)      (0.344)             1.297
                                                 --------------    --------     --------     --------     --------------
  Total from Investment Operations                        0.750       2.462       (2.875)      (0.287)             1.333
                                                 --------------    --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      --      (0.072)      (0.075)      (0.057)            (0.038)
  In excess of net investment income                         --          --           --(c)        --(c)              --
  Net realized gain on investments                           --          --           --       (0.265)                --
  In excess of net realized gain on investments              --          --           --       (0.211)            (0.005)
  Capital                                                    --          --           --           --                 --
                                                 --------------    --------     --------     --------     --------------
  Total distributions                                        --      (0.072)      (0.075)      (0.533)            (0.043)
                                                 --------------    --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                   $       10.300    $  9.910     $  7.520     $ 10.470     $       11.290
                                                 ==============    ========     ========     ========     ==============
TOTAL RETURN(b)                                            3.94%      32.76%      (27.47)%      (2.53)%            13.35%
                                                 ==============    ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                $        8,997    $  8,718     $  6,453     $  6,926     $        2,579
Ratios to average net assets:
  Net expenses(a)                                          0.90%       0.90%        0.90%        0.90%              0.90%
  Gross expenses(a)                                        2.30%       2.63%        2.72%        3.97%              7.65%
  Net investment income (loss)(a)                          0.81%       0.88%        0.92%        0.75%              0.81%
Portfolio turnover rate                                      42%         92%          71%          72%                38%

                                                                   VALUE MANAGED FUND - INITIAL CLASS
                                                 -----------------------------------------------------------------------
                                                   SIX MONTHS            YEAR ENDED DECEMBER 31           FOR THE PERIOD
                                                      ENDED        ----------------------------------      07/17/00* TO
                                                   06/30/2004^       2003         2002         2001         12/31/2000
                                                 --------------    --------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       10.470    $  8.170     $ 10.490     $ 11.300     $       10.000
                                                 --------------    --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.029       0.074        0.073        0.075              0.085
  Net realized and unrealized gain (loss) on
    investments                                           0.371       2.300       (2.320)      (0.763)             1.300
                                                 --------------    --------     --------     --------     --------------
  Total from Investment Operations                        0.400       2.374       (2.247)      (0.688)             1.385
                                                 --------------    --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      --      (0.074)      (0.073)      (0.075)            (0.085)
  In excess of net investment income                         --          --           --(c)        --(c)              --(c)
  Net realized gain on investments                           --          --           --       (0.047)                --
  In excess of net realized gain on investments              --          --           --           --                 --
  Capital                                                    --          --           --           --                 --
                                                 --------------    --------     --------     --------     --------------
  Total distributions                                        --      (0.074)      (0.073)      (0.122)            (0.085)
                                                 --------------    --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                   $       10.870    $ 10.470     $  8.170     $ 10.490     $       11.300
                                                 ==============    ========     ========     ========     ==============
TOTAL RETURN(b)                                            3.82%      29.07%      (21.43)%      (6.08)%            13.88%
                                                 ==============    ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                $        5,430    $  5,561     $  4,367     $  4,629     $        2,397
Ratios to average net assets:
  Net expenses(a)                                          0.90%       0.90%        0.90%        0.90%              0.90%
  Gross expenses(a)                                        3.12%       3.42%        3.55%        4.68%              7.84%
  Net investment income (loss)(a)                          0.51%       0.83%        0.83%        0.88%              1.80%
Portfolio turnover rate                                      51%         91%          55%          54%                32%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

Selected data for a share outstanding throughout each period:

                                                                    VALUE MID CAP FUND - INITIAL CLASS
                                                 ------------------------------------------------------------------------
                                                   SIX MONTHS             YEAR ENDED DECEMBER 31           FOR THE PERIOD
                                                      ENDED         ----------------------------------      07/17/00* TO
                                                   06/30/2004^        2003         2002         2001         12/31/2000
                                                 --------------     --------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       12.890     $ 10.320     $ 10.980     $ 10.290     $       10.000
                                                 --------------     --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.029)       0.004        0.006        0.016              0.021
  Net realized and unrealized gain (loss) on
    investments                                           1.109        3.294       (0.660)       0.688              0.312
                                                 --------------     --------     --------     --------     --------------
  Total from Investment Operations                        1.080        3.298       (0.654)       0.704              0.333
                                                 --------------     --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      --       (0.003)      (0.006)      (0.014)            (0.021)
  In excess of net investment income                         --           --           --           --                 --(c)
  Net realized gain on investments                           --       (0.725)          --           --                 --
  In excess of net realized gain on investments              --           --           --           --             (0.022)
  Capital                                                    --           --           --           --                 --
                                                 --------------     --------     --------     --------     --------------
  Total distributions                                        --       (0.728)      (0.006)      (0.014)            (0.043)
                                                 --------------     --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                   $       13.970     $ 12.890     $ 10.320     $ 10.980     $       10.290
                                                 ==============     ========     ========     ========     ==============
TOTAL RETURN(b)                                            8.38%       32.04%       (5.95)%       6.84%              3.37%
                                                 ==============     ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                $       20,791     $ 20,582     $ 15,682     $ 15,040     $        8,122
Ratios to average net assets:
  Net expenses(a)                                          1.00%        1.00%        1.00%        1.00%              1.00%
  Gross expenses(a)                                        1.49%        1.64%        1.71%        1.70%              4.27%
  Net investment income (loss)(a)                         (0.42)%       0.03%        0.06%        0.12%              0.71%
Portfolio turnover rate                                      31%          88%         104%         158%                36%

                                                                    VALUE SMALL CAP FUND - INITIAL CLASS
                                                 ------------------------------------------------------------------------
                                                   SIX MONTHS             YEAR ENDED DECEMBER 31           FOR THE PERIOD
                                                      ENDED         ----------------------------------      07/17/00* TO
                                                   06/30/2004^        2003         2002         2001         12/31/2000
                                                 --------------     --------     --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.070     $  9.940     $ 12.820     $ 11.930     $       10.000
                                                 --------------     --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.002)      (0.003)       0.012       (0.005)             0.065
  Net realized and unrealized gain (loss) on
    investments                                           1.082        4.137       (2.640)       1.062              2.109
                                                 --------------     --------     --------     --------     --------------
  Total from Investment Operations                        1.080        4.136       (2.628)       1.057              2.174
                                                 --------------     --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      --       (0.006)          --           --(c)          (0.065)
  In excess of net investment income                         --           --           --       (0.002)            (0.001)
  Net realized gain on investments                           --           --       (0.220)      (0.165)            (0.178)
  In excess of net realized gain on investments              --           --       (0.032)          --                 --
  Capital                                                    --           --           --           --                 --
                                                 --------------     --------     --------     --------     --------------
  Total distributions                                        --       (0.006)      (0.252)      (0.167)            (0.244)
                                                 --------------     --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD                   $       15.150     $ 14.070     $  9.940     $ 12.820     $       11.930
                                                 ==============     ========     ========     ========     ==============
TOTAL RETURN(b)                                            7.68%       41.62%      (20.61)%       8.91%             21.91%
                                                 ==============     ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                $       82,779     $ 71,827     $ 44,282     $ 22,140     $        5,973
Ratios to average net assets:
  Net expenses(a)                                          1.00%        1.00%        1.00%        1.00%              1.00%
  Gross expenses(a)                                        1.07%        1.12%        1.34%        2.06%              5.02%
  Net investment income (loss)(a)                         (0.05)%       0.13%        0.18%       (0.08)%             1.83%
Portfolio turnover rate                                      50%         144%         136%         138%                42%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

Selected data for a share outstanding throughout each period:

                                                            BLUE CHIP MID CAP FUND - INITIAL CLASS
                                        ---------------------------------------------------------------------------------
                                        SIX MONTHS                   YEAR ENDED DECEMBER 31                FOR THE PERIOD
                                           ENDED        ----------------------------------------------      09/01/99* TO
                                        06/30/2004^       2003         2002        2001         2000         12/31/1999
                                        -----------     --------     --------    --------     --------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $    15.610     $ 11.470     $ 13.480    $ 13.930     $ 12.300     $       10.000
                                        -----------     --------     --------    --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)               (0.015)      (0.011)      (0.024)     (0.022)      (0.018)                --
  Net realized and unrealized gain
    (loss) on investments                     0.575        4.151       (1.986)     (0.428)       2.994              2.683
                                        -----------     --------     --------    --------     --------     --------------
  Total from Investment Operations            0.560        4.140       (2.010)     (0.450)       2.976              2.683
                                        -----------     --------     --------    --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          --           --           --          --           --                 --
  In excess of net investment
    income                                       --           --           --          --           --                 --
  Net realized gain on investments               --           --           --          --       (0.968)            (0.383)
  In excess of net realized gain on
    investments                                  --           --           --          --       (0.378)                --
  Capital                                        --           --           --          --           --                 --
                                        -----------     --------     --------    --------     --------     --------------
  Total distributions                            --           --           --          --       (1.346)            (0.383)
                                        -----------     --------     --------    --------     --------     --------------
NET ASSET VALUE, END OF PERIOD          $    16.170     $ 15.610     $ 11.470    $ 13.480     $ 13.930     $       12.300
                                        ===========     ========     ========    ========     ========     ==============
TOTAL RETURN(b)                                3.59%       36.09%      (14.91)%     (3.23)%      24.96%             27.07%
                                        ===========     ========     ========    ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $    80,532     $ 75,669     $ 53,506    $ 52,357     $ 37,593     $        6,780
Ratios to average net assets:
  Net expenses(a)                              1.00%        1.00%        1.00%       1.00%        1.00%              1.00%
  Gross expenses(a)                            1.09%        1.14%        1.17%       1.26%        1.96%              4.11%
  Net investment income (loss)(a)             (0.20)%      (0.09)%      (0.21)%     (0.17)%      (0.26)%            (0.16)%
Portfolio turnover rate                          26%          76%          90%        125%         138%                51%

                                                           INVESTORS FOUNDATION FUND - INITIAL CLASS
                                        ---------------------------------------------------------------------------------
                                        SIX MONTHS                 YEAR ENDED DECEMBER 31                  FOR THE PERIOD
                                           ENDED       -----------------------------------------------      09/01/99* TO
                                        06/30/2004^      2003         2002         2001         2000         12/31/1999
                                        -----------    --------     --------     --------     --------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $     8.560    $  6.670     $  8.920     $  9.720     $ 11.190     $       10.000
                                        -----------    --------     --------     --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                0.034       0.057        0.036        0.029        0.017              0.015
  Net realized and unrealized gain
    (loss) on investments                     0.136       1.890       (2.251)      (0.800)      (0.708)             1.197
                                        -----------    --------     --------     --------     --------     --------------
  Total from Investment Operations            0.170       1.947       (2.215)      (0.771)      (0.691)             1.212
                                        -----------    --------     --------     --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          --      (0.057)      (0.035)      (0.029)      (0.017)            (0.015)
  In excess of net investment
    income                                       --          --           --           --(c)        --(c)              --
  Net realized gain on investments               --          --           --           --       (0.495)            (0.007)
  In excess of net realized gain on
    investments                                  --          --           --           --       (0.267)                --
  Capital                                        --          --           --           --           --                 --
                                        -----------    --------     --------     --------     --------     --------------
  Total distributions                            --      (0.057)      (0.035)      (0.029)      (0.779)            (0.022)
                                        -----------    --------     --------     --------     --------     --------------
NET ASSET VALUE, END OF PERIOD          $     8.730    $  8.560     $  6.670     $  8.920     $  9.720     $       11.190
                                        ===========    ========     ========     ========     ========     ==============
TOTAL RETURN(b)                                1.99%      29.20%      (24.84)%      (7.93)%      (5.94)%            12.13%
                                        ===========    ========     ========     ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)       $     7,464    $  7,679     $  6,074     $  6,658     $  5,653     $        3,867
Ratios to average net assets:
  Net expenses(a)                              0.90%       0.90%        0.90%        0.90%        0.90%              0.90%
  Gross expenses(a)                            2.56%       2.94%        2.89%        3.34%        3.99%              5.12%
  Net investment income (loss)(a)              0.76%       0.77%        0.49%        0.34%        0.18%              0.46%
Portfolio turnover rate                          36%         83%          92%         119%          82%                31%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

Selected data for a share outstanding throughout each period:

                                                                     SELECT EQUITY FUND - INITIAL CLASS
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                  YEAR ENDED DECEMBER 31                  FOR THE PERIOD
                                                ENDED       ------------------------------------------------      09/01/99* TO
                                             06/30/2004^      2003         2002          2001         2000         12/31/1999
                                             -----------    --------     --------      --------     --------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     8.630    $  6.610     $  9.140      $ 10.970     $ 12.640     $       10.000
                                             -----------    --------     --------      --------     --------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.008       0.026        0.006         0.045        0.005                 --
  Net realized and unrealized gain (loss)
    on investments                                 0.182       2.021       (2.525)       (1.824)      (1.251)             2.640
                                             -----------    --------     --------      --------     --------     --------------
  Total from Investment Operations                 0.190       2.047       (2.519)       (1.779)      (1.246)             2.640
                                             -----------    --------     --------      --------     --------     --------------
LESS DISTRIBUTIONS FROM:
  Net investment income                               --      (0.025)      (0.010)       (0.051)      (0.005)                --
  In excess of net investment income                  --      (0.002)      (0.001)           --           --(c)              --
  Net realized gain on investments                    --          --           --            --       (0.123)                --
  In excess of net realized gain on
    investments                                       --          --           --            --       (0.296)                --
  Capital                                             --          --           --            --           --                 --
                                             -----------    --------     --------      --------     --------     --------------
  Total distributions                                 --      (0.027)      (0.011)       (0.051)      (0.424)                --
                                             -----------    --------     --------      --------     --------     --------------
NET ASSET VALUE, END OF PERIOD               $     8.820    $  8.630     $  6.610      $  9.140     $ 10.970     $       12.640
                                             ===========    ========     ========      ========     ========     ==============
TOTAL RETURN(b)                                     2.20%      30.98%      (27.56)       (16.22)%      (9.71)%            26.40%
                                             ===========    ========     ========      ========     ========     ==============
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $    11,101    $ 10,764     $  8,401      $ 11,448     $ 14,848     $        5,140
Ratios to average net assets:
  Net expenses(a)                                   0.90%       0.90%        0.90%         0.90%        0.90%              0.90%
  Gross expenses(a)                                 1.99%       2.23%        2.19%         1.50%        2.44%              4.25%
  Net Investment income (loss)(a)                   0.19%       0.34%        0.08%         0.31%        0.07%             (0.06)%
Portfolio turnover rate                               31%         89%         144%          263%         271%                51%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)             SUN CAPITAL ADVISERS TRUST

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eighteen funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), SC Alger Growth Fund ("Alger Growth Fund"), SC Alger Income & Growth Fund ("Alger Income & Growth Fund"), SC Alger Small Capitalization Fund ("Alger Small Capitalization Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC Neuberger Berman Mid Cap Growth Fund ("Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund ("Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and the SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. Each Fund offers Initial Class Shares. Service Class Shares are offered on the All Cap Fund, Investment Grade Bond Fund and the Real Estate Fund which commenced operations on February 1, 2004.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. The Real Estate Fund and Davis Financial Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2003, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                                                            EXPIRES DECEMBER 31,
                                                       --------------------------------------------------------------
                                                         2007       2008         2009           2010          2011
                                                       -------    -------    -----------    -----------    ----------
Money Market Fund                                      $ 1,180    $   156    $        --    $        --    $       --
Alger Growth Fund                                           --         --             --        670,117            --
Alger Income & Growth Fund                                  --         --             --        701,671            --
Davis Financial Fund                                        --         --        229,846          6,594       718,742
Davis Venture Value Fund                                    --      4,588        764,787      3,314,207       347,308
Neuberger Berman Mid Cap Growth Fund                        --         --        414,660      1,160,447       183,189
Value Equity Fund                                           --         --             --      1,372,093       385,176
Value Managed Fund                                          --         --             --        634,631            --
Value Small Cap Fund                                        --         --             --      1,321,563            --
Blue Chip Mid Cap Fund                                      --         --        400,454      3,013,132            --
Investors Foundation Fund                                   --         --        462,398      1,111,503       401,488
Select Equity Fund                                          --         --      3,929,604      2,261,999       348,713

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the following Funds elected to defer net losses arising between November 1, 2003 and December 31, 2003.

                                                                       AMOUNT
                                                                      ---------
Davis Financial Fund                                                  $  57,516
Davis Venture Value Fund                                                208,230
Blue Chip Mid Cap Fund                                                      497

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among each Fund on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class.

DIVIDENDS AND DISTRIBUTIONS

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998.

The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is the investment adviser to the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund under separate investment advisory agreements with the Trust dated April 1, 2002. The Adviser is the investment adviser to the All Cap Fund under separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund, OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, Neuberger Berman Management Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund, and Fred Alger Management, Inc., as subadviser for the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                    DAILY NET ASSETS                 ADVISORY FEE
All Cap Fund                                   All                                        0.70%

Investment Grade Bond Fund                     All                                        0.60%

Money Market Fund                              All                                        0.50%

Real Estate Fund                               All                                        0.95%

Alger Growth Fund                              All                                        0.75%

Alger Income & Growth Fund                     All                                       0.625%

Alger Small Capitalization Fund                All                                        0.85%

Davis Financial Fund                           $0-$500 million                            0.75%
Davis Venture Value Fund                       over $500 million                          0.70%

Neuberger Berman Mid Cap Growth Fund           $0-$750 million                            0.95%
Neuberger Berman Mid Cap Value Fund            over $750 million                          0.90%

Value Equity Fund                              $0-$400 million                            0.80%
Value Managed Fund                             $400 million-$800 million                  0.75%
Value Mid Cap Fund                             over $800 million                          0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                         $0-$300 million                            0.80%
                                               over $300 million                          0.75%

Investors Foundation Fund                      $0-$300 million                            0.75%
Select Equity Fund                             over $300 million                          0.70%

LIMITATIONS

The Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                                     TOTAL OPERATING EXPENSES
                                                                   -----------------------------
                                                                   INITIAL CLASS   SERVICE CLASS
                                                                   -------------   -------------
All Cap Fund                                                           0.90%           1.15%
Investment Grade Bond Fund                                             0.75%           1.00%
Money Market Fund                                                      0.65%             --
Real Estate Fund                                                       1.25%           1.50%
Alger Growth Fund                                                      0.90%             --
Alger Income & Growth Fund                                             0.80%             --
Alger Small Capitalization Fund                                        1.00%             --
Davis Financial Fund                                                   0.90%             --
Davis Venture Value Fund                                               0.90%             --
Neuberger Berman Mid Cap Growth Fund                                   1.10%             --
Neuberger Berman Mid Cap Value Fund                                    1.10%             --
Value Equity Fund                                                      0.90%             --
Value Managed Fund                                                     0.90%             --
Value Mid Cap Fund                                                     1.00%             --
Value Small Cap Fund                                                   1.00%             --
Blue Chip Mid Cap Fund                                                 1.00%             --
Investors Foundation Fund                                              0.90%             --
Select Equity Fund                                                     0.90%             --

The Adviser has contractually agreed to maintain the above limits until May 1, 2005. For the six months ended June 30, 2004, the Adviser did not impose all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

                                                                                   EXPENSES
                                                                 FEES WAIVED      REIMBURSED
                                                                 -----------      ----------
All Cap Fund                                                       $ 19,308         $ 50,239
Investment Grade Bond Fund                                           62,149               --
Money Market Fund                                                    35,062               --
Real Estate Fund                                                         --               --
Alger Growth Fund                                                    47,680           16,681
Alger Income & Growth Fund                                           29,971           28,827
Alger Small Capitalization Fund                                      28,909           38,707
Davis Financial Fund                                                 33,687           22,827
Davis Venture Value Fund                                             54,697               --
Neuberger Berman Mid Cap Growth Fund                                 32,766           29,563
Neuberger Berman Mid Cap Value Fund                                  49,194           15,608
Value Equity Fund                                                    35,306           26,888
Value Managed Fund                                                   22,523           40,063
Value Mid Cap Fund                                                   52,053               --
Value Small Cap Fund                                                 28,126               --
Blue Chip Mid Cap Fund                                               36,657               --
Investors Foundation Fund                                            28,797           35,403
Select Equity Fund                                                   40,610           18,626

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class shares (the "Plan"), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. ("Clarendon"), which is a wholly-owned subsidiary of Sun Life (U.S.). The fees of the Trust payable to Clarendon pursuant to the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund's average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon and others.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the six months ended June 30, 2004 were as follows:

                                                     NON-                           NON-
                                                  GOVERNMENT     GOVERNMENT      GOVERNMENT     GOVERNMENT
                                                  PURCHASES      PURCHASES         SALES          SALES
                                                 ------------    -----------    ------------    -----------
All Cap Fund                                     $  3,718,734    $        --    $  3,435,282    $        --
Investment Grade Bond Fund                         15,011,243      8,248,715      14,819,067      4,978,330
Real Estate Fund                                   37,861,015             --      23,723,840             --
Alger Growth Fund                                  12,151,607             --      13,563,434             --
Alger Income & Growth Fund                          4,937,356             --       5,031,308             --
Alger Small Capitalization Fund                     5,112,299             --       5,574,273             --
Davis Financial Fund                                  257,758             --         665,758             --
Davis Venture Value Fund                            3,498,391             --       3,130,008             --
Neuberger Berman Mid Cap Growth Fund                3,303,209             --       3,459,298             --
Neuberger Berman Mid Cap Value Fund                 4,015,532             --       3,921,121             --
Value Equity Fund                                   3,789,432        123,086       3,557,233        116,518
Value Managed Fund                                  2,806,359         21,710       2,818,170        331,868
Value Mid Cap Fund                                  6,446,208             --       7,947,797             --
Value Small Cap Fund                               42,316,146             --      38,081,942             --
Blue Chip Mid Cap Fund                             22,461,894             --      20,567,790             --
Investors Foundation Fund                           2,742,589             --       3,087,430         12,201
Select Equity Fund                                  3,446,815             --       3,352,893             --

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the period ended June 30, 2004 were $299,674,163 and $317,843,802, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2004 were as follows:

                                                                     GROSS UNREALIZED              NET UNREALIZED
                                                               --------------------------------     APPRECIATION/
                                           IDENTIFIED COST     APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
                                           ---------------     ------------      --------------    ---------------
All Cap Fund                                $   5,450,471      $    653,803       $    (131,349)      $    522,454
Investment Grade Bond Fund                     63,372,982         1,108,063          (1,111,216)            (3,153)
Money Market Fund                              94,932,361                --                  --                 --
Real Estate Fund                               86,721,805        10,526,773            (593,607)         9,933,166
Alger Growth Fund                               9,718,842         1,115,189            (252,464)           862,725
Alger Income & Growth Fund                      7,852,892         1,317,356            (125,678)         1,191,678
Alger Small Capitalization Fund                 6,062,224           824,648            (133,407)           691,241
Davis Financial Fund                            6,675,991         1,838,285            (189,566)         1,648,719
Davis Venture Value Fund                       39,033,816         8,737,907          (1,432,139)         7,305,768
Neuberger Berman Mid Cap Growth Fund            5,637,734         1,541,701             (75,042)         1,466,659
Neuberger Berman Mid Cap Value Fund             8,815,637         1,635,171            (133,136)         1,502,035
Value Equity Fund                               8,055,957         1,008,418            (119,686)           888,732
Value Managed Fund                              4,900,822           600,480            (105,065)           495,415
Value Mid Cap Fund                             16,237,015         4,092,588            (112,955)         3,979,633
Value Small Cap Fund                           71,028,311        13,132,074          (2,631,390)        10,500,684
Blue Chip Mid Cap Fund                         66,417,607        16,849,445          (2,597,169)        14,252,276
Investors Foundation Fund                       6,691,983           866,802            (126,254)           740,548
Select Equity Fund                              9,857,898         1,263,584            (126,101)         1,137,483

NOTE E -- CAPITAL SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each fund were as follows:

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
ALL CAP FUND (SHARES)
   Shares sold                                                   81,509              233,939            18,776
   Shares issued in reinvestment of distributions                    --                2,918                --
   Shares redeemed                                              (70,645)             (29,224)             (476)
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                 10,864              207,633            18,300
   Beginning of period                                          443,737              236,104                --
                                                          -------------    -----------------    --------------
   End of period                                                454,601              443,737            18,300
                                                          =============    =================    ==============

ALL CAP FUND ($)
   Net proceeds from sales                                $   1,004,104    $       2,358,428    $      229,488
   Net proceeds on reinvestment of distributions                     --               32,948                --
   Cost of shares redeemed                                     (856,873)            (267,389)           (5,961)
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $     147,231    $       2,123,987    $      223,527
                                                          =============    =================    ==============

INVESTMENT GRADE BOND FUND (SHARES)
   Shares sold                                                  278,454            1,278,813           130,712
   Shares issued in reinvestment of distributions               152,192              365,651               688
   Shares redeemed                                             (986,846)          (2,055,489)          (89,766)
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding               (556,200)            (411,025)           41,634
   Beginning of period                                        6,620,142            7,031,167                --
                                                          -------------    -----------------    --------------
   End of period                                              6,063,942            6,620,142            41,634
                                                          =============    =================    ==============

INVESTMENT GRADE BOND FUND ($)
   Net proceeds from sales                                $   2,796,093    $       2,358,428    $    1,304,938
   Net proceeds on reinvestment of distributions              1,521,760               32,948             6,821
   Cost of shares redeemed                                   (9,855,818)            (267,389)         (884,219)
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $  (5,537,965)   $       2,123,987    $      427,540
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
MONEY MARKET FUND (SHARES)
   Shares sold                                               31,935,279          138,242,739                --
   Shares issued in reinvestment of distributions               218,602              792,677                --
   Shares redeemed                                          (50,422,653)        (175,395,161)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding            (18,268,772)         (36,359,745)               --
   Beginning of period                                      113,005,004          149,364,749                --
                                                          -------------    -----------------    --------------
   End of period                                             94,736,232          113,005,004                --
                                                          =============    =================    ==============

MONEY MARKET FUND ($)
   Net proceeds from sales                                $  31,935,279    $     138,242,739    $           --
   Net proceeds on reinvestment of distributions                218,602              792,677                --
   Cost of shares redeemed                                  (50,422,653)        (175,395,161)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $ (18,268,772)   $     (36,359,745)   $           --
                                                          =============    =================    ==============

REAL ESTATE FUND (SHARES)
   Shares sold                                                  693,381            1,954,473           539,013
   Shares issued in reinvestment of distributions                    --                   --                --
   Shares redeemed                                             (378,811)            (732,041)             (336)
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                314,570            1,222,432           538,677
   Beginning of period                                        5,214,233            3,991,801                --
                                                          -------------    -----------------    --------------
   End of period                                              5,528,803            5,214,233           538,677
                                                          =============    =================    ==============

REAL ESTATE FUND ($)
   Net proceeds from sales                                $  10,801,854    $      25,727,511    $    8,396,913
   Net proceeds on reinvestment of distributions                     --                   --                --
   Cost of shares redeemed                                   (5,925,814)          (8,695,925)           (5,004)
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $   4,876,040    $      17,031,586    $    8,391,909
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
ALGER GROWTH FUND (SHARES)
   Shares sold                                                  277,433              635,347                --
   Shares issued in reinvestment of distributions                    --                    5                --
   Shares redeemed                                             (462,899)            (446,821)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding               (185,466)             188,531                --
   Beginning of period                                        1,267,594            1,079,063                --
                                                          -------------    -----------------    --------------
   End of period                                              1,082,128            1,267,594                --
                                                          =============    =================    ==============

ALGER GROWTH FUND ($)
   Net proceeds from sales                                $   2,730,935    $       5,112,479    $           --
   Net proceeds on reinvestment of distributions                     --                   47                --
   Cost of shares redeemed                                   (4,401,697)          (3,271,853)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $  (1,670,762)   $       1,840,673    $           --
                                                          =============    =================    ==============

ALGER INCOME & GROWTH FUND (SHARES)
   Shares sold                                                  122,121              407,644                --
   Shares issued in reinvestment of distributions                    --                4,216                --
   Shares redeemed                                             (144,490)            (313,806)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (22,369)              98,054                --
   Beginning of period                                          940,906              842,852                --
                                                          -------------    -----------------    --------------
   End of period                                                918,537              940,906                --
                                                          =============    =================    ==============

ALGER INCOME & GROWTH FUND ($)
   Net proceeds from sales                                $   1,189,714    $       3,287,067    $           --
   Net proceeds on reinvestment of distributions                     --               39,651                --
   Cost of shares redeemed                                   (1,414,379)          (2,309,129)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (224,665)   $       1,017,589    $           --
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
ALGER SMALL CAPITALIZATION FUND (SHARES)
   Shares sold                                                  112,467              427,555                --
   Shares issued in reinvestment of distributions                    --                   --                --
   Shares redeemed                                             (167,893)            (298,971)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (55,426)             128,584                --
   Beginning of period                                          630,892              502,308                --
                                                          -------------    -----------------    --------------
   End of period                                                575,466              630,892                --
                                                          =============    =================    ==============

ALGER SMALL CAPITALIZATION FUND ($)
   Net proceeds from sales                                $   1,295,127    $       3,874,624    $           --
   Net proceeds on reinvestment of distributions                     --                   --                --
   Cost of shares redeemed                                   (1,944,096)          (2,460,127)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (648,969)   $       1,414,497    $           --
                                                          =============    =================    ==============

DAVIS FINANCIAL FUND (SHARES)
   Shares sold                                                   20,203               93,966                --
   Shares issued in reinvestment of distributions                    --                3,474                --
   Shares redeemed                                              (82,447)            (235,276)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (62,244)            (137,836)               --
   Beginning of period                                          785,726              923,562                --
                                                          -------------    -----------------    --------------
   End of period                                                723,482              785,726                --
                                                          =============    =================    ==============

DAVIS FINANCIAL FUND ($)
   Net proceeds from sales                                $     238,633    $         899,814    $           --
   Net proceeds on reinvestment of distributions                     --               35,018                --
   Cost of shares redeemed                                     (971,514)          (2,076,389)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (732,881)   $      (1,141,557)   $           --
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
DAVIS VENTURE VALUE FUND (SHARES)
   Shares sold                                                  225,390              681,374                --
   Shares issued in reinvestment of distributions                    --               25,711                --
   Shares redeemed                                             (251,291)            (455,533)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (25,901)             251,552                --
   Beginning of period                                        4,652,150            4,400,598                --
                                                          -------------    -----------------    --------------
   End of period                                              4,626,249            4,652,150                --
                                                          =============    =================    ==============

DAVIS VENTURE VALUE FUND ($)
   Net proceeds from sales                                $   2,198,374    $       5,447,573    $           --
   Net proceeds on reinvestment of distributions                     --              213,141                --
   Cost of shares redeemed                                   (2,464,937)          (3,631,725)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (266,563)   $       2,028,989    $           --
                                                          =============    =================    ==============

NEUBERGER BERMAN MID CAP GROWTH (SHARES)
   Shares sold                                                   72,256              304,458                --
   Shares issued in reinvestment of distributions                    --                   --                --
   Shares redeemed                                             (112,586)            (120,141)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (40,330)             184,317                --
   Beginning of period                                          859,529              675,212                --
                                                          -------------    -----------------    --------------
   End of period                                                819,199              859,529                --
                                                          =============    =================    ==============

NEUBERGER BERMAN MID CAP GROWTH FUND ($)
   Net proceeds from sales                                $     589,649    $       2,171,453    $           --
   Net proceeds on reinvestment of distributions                     --                   --                --
   Cost of shares redeemed                                     (921,332)            (779,302)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (331,683)   $       1,392,151    $           --
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
NEUBERGER BERMAN MID CAP VALUE FUND (SHARES)
   Shares sold                                                  126,333              288,934                --
   Shares issued in reinvestment of distributions                    --                  584                --
   Shares redeemed                                             (116,560)            (257,930)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                  9,773               31,588                --
   Beginning of period                                          796,774              765,186                --
                                                          -------------    -----------------    --------------
   End of period                                                806,547              796,774                --
                                                          =============    =================    ==============

NEUBERGER BERMAN MID CAP VALUE FUND ($)
   Net proceeds from sales                                $   1,581,606    $       2,825,472    $           --
   Net proceeds on reinvestment of distributions                     --                6,994                --
   Cost of shares redeemed                                   (1,481,704)          (2,457,850)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $      99,902    $         374,616    $           --
                                                          =============    =================    ==============

VALUE EQUITY FUND (SHARES)
   Shares sold                                                   69,760              167,427                --
   Shares issued in reinvestment of distributions                    --                6,463                --
   Shares redeemed                                              (76,060)            (152,280)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                 (6,300)              21,610                --
   Beginning of period                                          880,135              858,525                --
                                                          -------------    -----------------    --------------
   End of period                                                873,835              880,135                --
                                                          =============    =================    ==============

VALUE EQUITY FUND ($)
   Net proceeds from sales                                $     707,251    $       1,411,636    $           --
   Net proceeds on reinvestment of distributions                     --               63,011                --
   Cost of shares redeemed                                     (772,255)          (1,200,128)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $     (65,004)   $         274,519    $           --
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
VALUE MANAGED FUND (SHARES)
   Shares sold                                                   54,522               88,796                --
   Shares issued in reinvestment of distributions                    --                3,787                --
   Shares redeemed                                              (86,062)             (95,957)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (31,540)              (3,374)               --
   Beginning of period                                          531,238              534,612                --
                                                          -------------    -----------------    --------------
   End of period                                                499,698              531,238                --
                                                          =============    =================    ==============

VALUE MANAGED FUND ($)
   Net proceeds from sales                                $     591,839    $         795,633    $           --
   Net proceeds on reinvestment of distributions                     --               39,011                --
   Cost of shares redeemed                                     (914,760)            (834,356)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (322,921)   $             288    $           --
                                                          =============    =================    ==============

VALUE MID CAP FUND (SHARES)
   Shares sold                                                  123,090              251,244                --
   Shares issued in reinvestment of distributions                    --               86,271                --
   Shares redeemed                                             (231,763)            (261,190)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding               (108,673)              76,325                --
   Beginning of period                                        1,596,428            1,520,103                --
                                                          -------------    -----------------    --------------
   End of period                                              1,487,755            1,596,428                --
                                                          =============    =================    ==============

VALUE MID CAP FUND ($)
   Net proceeds from sales                                $   1,660,341    $       2,872,186    $           --
   Net proceeds on reinvestment of distributions                     --            1,099,942                --
   Cost of shares redeemed                                   (3,122,348)          (2,890,759)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $  (1,462,007)   $       1,081,369    $           --
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
VALUE SMALL CAP FUND (SHARES)
   Shares sold                                                  554,136            1,849,477                --
   Shares issued in reinvestment of distributions                    --                2,637                --
   Shares redeemed                                             (195,803)          (1,198,736)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                358,333              653,378                --
   Beginning of period                                        5,106,703            4,453,325                --
                                                          -------------    -----------------    --------------
   End of period                                              5,465,036            5,106,703                --
                                                          =============    =================    ==============

VALUE SMALL CAP FUND ($)
   Net proceeds from sales                                $   8,216,026    $      20,401,216    $           --
   Net proceeds on reinvestment of distributions                     --               33,939                --
   Cost of shares redeemed                                   (2,891,074)         (14,189,636)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $   5,324,952    $       6,245,519    $           --
                                                          =============    =================    ==============

BLUE CHIP MID CAP FUND (SHARES)
   Shares sold                                                  332,406              865,348                --
   Shares issued in reinvestment of distributions                    --                   --                --
   Shares redeemed                                             (199,961)            (684,940)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                132,445              180,408                --
   Beginning of period                                        4,846,770            4,666,362                --
                                                          -------------    -----------------    --------------
   End of period                                              4,979,215            4,846,770                --
                                                          =============    =================    ==============

BLUE CHIP MID CAP FUND ($)
   Net proceeds from sales                                $   5,294,641    $      11,315,742    $           --
   Net proceeds on reinvestment of distributions                     --                   --                --
   Cost of shares redeemed                                   (3,171,749)          (9,058,622)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $   2,122,892    $       2,257,120    $           --
                                                          =============    =================    ==============

                                                                    INITIAL CLASS               SERVICE CLASS
                                                          ----------------------------------    --------------
                                                           SIX MONTHS                           FOR THE PERIOD
                                                              ENDED                               2/1/2004 TO
                                                          JUNE 30, 2004       YEAR ENDED           6/30/2004
                                                           (UNAUDITED)     DECEMBER 31, 2003      (UNAUDITED)
                                                          -------------    -----------------    --------------
INVESTORS FOUNDATION FUND (SHARES)
   Shares sold                                                   33,975              116,404                --
   Shares issued in reinvestment of distributions                    --                6,009                --
   Shares redeemed                                              (76,427)            (135,530)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                (42,452)             (13,117)               --
   Beginning of period                                          897,237              910,354                --
                                                          -------------    -----------------    --------------
   End of period                                                854,785              897,237                --
                                                          =============    =================    ==============

INVESTORS FOUNDATION FUND ($)
   Net proceeds from sales                                $     292,637    $         861,827    $           --
   Net proceeds on reinvestment of distributions                     --               50,657                --
   Cost of shares redeemed                                     (665,719)            (950,037)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $    (373,082)   $         (37,553)   $           --
                                                          =============    =================    ==============

SELECT EQUITY FUND (SHARES)
   Shares sold                                                   94,948              239,409                --
   Shares issued in reinvestment of distributions                    --                3,966                --
   Shares redeemed                                              (82,787)            (267,073)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in shares outstanding                 12,161              (23,698)               --
   Beginning of period                                        1,246,652            1,270,350                --
                                                          -------------    -----------------    --------------
   End of period                                              1,258,813            1,246,652                --
                                                          =============    =================    ==============

SELECT EQUITY FUND ($)
   Net proceeds from sales                                $     823,048    $       1,772,700    $           --
   Net proceeds on reinvestment of distributions                     --               33,913                --
   Cost of shares redeemed                                     (722,016)          (1,974,013)               --
                                                          -------------    -----------------    --------------
   Net increase (decrease) in net assets                  $     101,032    $        (167,400)   $           --
                                                          =============    =================    ==============

NOTE F -- LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the "Agreement") primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement. Interest is charged to each Fund based on its borrowings at an amount above the overnight federal funds rate. In addition, a fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each quarter. During the six months ended June 30, 2004, the following Funds had borrowings under this Agreement as follows:

                                                                AVERAGE DAILY   WEIGHTED AVERAGE    TOTAL INTEREST
                                              MAXIMUM LOAN     AMOUNT OF LOAN     INTEREST RATE          PAID
                                              ------------     --------------   ----------------    --------------
All Cap Fund                                  $    49,500        $   33,188           1.530%            $  11
Alger Growth Fund                               1,458,500           371,678           1.523               207
Alger Income & Growth Fund                        382,000           263,200           1.628               119
Neuberger Berman Mid Cap Growth Fund               63,000            37,583           1.548                29
Value Managed Fund                                 77,000            57,013           1.556                15
Value Mid Cap Fund                                253,000            76,600           1.644                24
Blue Chip Mid Cap Fund                            269,000           145,500           1.519                37
Investors Foundation Fund                          13,500            13,500           1.563                 1

OTHER INFORMATION (UNAUDITED)

PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-432-1102x1687 and (ii) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

SUBSEQUENT EVENT

On August 5, 2004, shareholders of the Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund, Davis Financial Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, Investors Foundation Fund and Select Equity Fund ("the Liquidating Funds") voted to approve their liquidation. On August 6, 2004, the Liquidating Funds, with total net assets of $91,111,156, were liquidated. The proceeds of the liquidation were distributed to other available investment options.

                       This page intentionally left blank.

                                                      SUN CAPITAL ADVISERS TRUST

                              TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                           ANTHONY C. PADDOCK, TRUSTEE
                         WILLIAM N. SEARCY, JR., TRUSTEE
              C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                 JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                        JAMES F. ALBAN, TREASURER AND CFO
                       SUSAN J. WALSH, ASSISTANT TREASURER
                         JOHN W. DONOVAN, VICE PRESIDENT
                         RICHARD GORDON, VICE PRESIDENT
                        EVAN S. MOSKOVIT, VICE PRESIDENT
                        THOMAS V. PEDULLA, VICE PRESIDENT
                         LEO D. SARACENO, VICE PRESIDENT
                        MICHAEL A. SAVAGE, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    SAMANTHA M. BURGESS, ASSISTANT SECRETARY


                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                           ONE SUN LIFE EXECUTIVE PARK
                            WELLESLEY HILLS, MA 02481


                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                                BOSTON, MA 02116


                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110


                                  LEGAL COUNSEL
                    WILMER CUTLER PICKERING HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109


This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

Not applicable to semi-annual report


Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report


Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report


Item 5. Audit Committee of Listed Registrants.

Not applicable


Item 6. Schedule of Investments

Included in shareholder report filed under Item 1


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable


Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable


Item 9. Submission of Matters to a Vote of Security Holders.

The Board of Trustees of the Registrant recently adopted procedures by which shareholders may send communications to the Board, including recommendations for Independent Trustee candidates. Shareholder communications should be submitted in writing to the Board to the attention of the Secretary of the Trust, c/o Sun Capital Advisers Trust, One Sun Life Executive Park, Wellesley Hills, MA 02481.

Item 10. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.


Item 11. Exhibits.

(a)(1)      Not applicable to semi-annual report

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, is filed herewith.

(a)(3)   Not applicable

(b) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               SUN CAPITAL ADVISERS TRUST
                    ------------------------------------------------------------


By (Signature and Title)*   /s/ JAMES M.A. ANDERSON
                      ----------------------------------------------------------
                      James M.A. Anderson, President

Date:      September 1, 2004
      ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ JAMES M.A. ANDERSON
                      ----------------------------------------------------------
                      James M.A. Anderson, President
                      (Chief Executive Officer)

Date:      September 1, 2004
      ---------------------------

By (Signature and Title)*   /s/ JAMES F. ALBAN
                      ----------------------------------------------------------
                      James F. Alban, Treasurer
                      (Chief Financial Officer)

Date:      September 1, 2004
      ---------------------------

* Print name and title of each signing officer under his or her signature.